As filed with the Securities and Exchange Commission on April 24, 2012

Registration Nos. 033-05033

811-04642

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 66	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 68	☒

(check appropriate box or boxes)

Virtus Variable Insurance Trust

(Exact Name of Registrant as Specified in Charter)

Area Code and Telephone Number: (800) 248-7971

100 Pearl Street

Hartford, CT 06103

(Address of Principal Executive Offices)

Kevin J. Carr, Esq.

Counsel

Virtus Investment Partners, Inc.

100 Pearl Street

Hartford, CT 06103

(Name and Address of Agent for Service)

Copies of All Correspondence to:

David C. Mahaffey, Esq.

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, D.C. 20006

Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement.

Title of Securities Being Registered: Shares of the various series of Virtus Variable Insurance Trust.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2012 pursuant to paragraph (b), or
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

VIRTUS VARIABLE INSURANCE TRUST

PROSPECTUS

Virtus Capital Growth Series

The Prospectus describes the Virtus Capital Growth Series (the “Series”), which is available as an underlying investment through a variable life insurance policy or a variable annuity contract (“a variable contract”). For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust series, call 1-800-367-5877 or visit virtus.com for a prospectus. Read it carefully before you invest.

May 1, 2012 Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Capital Growth Series

Virtus Capital Growth Series

Fund Summary

Investment Objective

Long-term growth of capital.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Virtus Capital Growth Series. The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment):	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.19%
Acquired Fund Fees and Expenses	0.01%
Total Annual Series Operating Expenses(1)	1.15%

(1)	Restated to reflect current expenses.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ total operating expenses remain the same. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Virtus Capital Growth Series	$117	$365	$633	$1,398

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 127% of the average value of its portfolio.

Principal Investment Strategies

The Series invests in a select group of large-cap growth companies believed to be undervalued relative to their future growth potential. The investment strategy emphasizes companies the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk, and to be able to grow over market cycles.

Under normal conditions, the Series invests at least 80% of its assets in equity securities of large capitalization companies. As of the date of this Prospectus, the subadviser considers large capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of the Russell 1000® Growth Index. Generally, the Series invests in approximately 30-40 securities at any given time.

Principal Risks

The Series may not achieve its objective, and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the Series are:

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Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Series invests will impact the value of the stocks held by the Series and thus, the value of the Series’ shares over short or extended periods.

Virtus Capital Growth Series	1

>	Growth Stocks Risk. The risk that the Series will underperform when growth investing is out of favor or that the Series’ investments will not appreciate as anticipated.

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Limited Number of Investments Risk. The risk that the Series’ portfolio will be more susceptible to factors adversely affecting issuers of securities in the Series’ portfolio than would a fund holding a greater number of securities.

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Market Volatility Risk. The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Performance

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ total return performance from year to year over a 10-year period. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index (the S&P 500® Index) and a more narrowly based benchmark that reflects the market sectors in which the Series invests (the Russell 1000® Growth Index). The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted.

Calendar Year Annual Total Returns

Best Quarter: 3Q/2012: 13.38%	Worst Quarter: 3Q/2011: -20.30%	Year to date (3/31/12): 16.59%

Average Annual Total Returns (for the periods ended 12/31/11)	1 Year	5 Years	10 Years
Virtus Capital Growth Series	(4.60%)	(1.36%)	(0.02%)
S&P 500® Index (does not reflect fees or expenses)	2.11%	(0.25%)	2.92%
Russell 1000® Growth Index (does not reflect fees or expenses)	2.64%	2.50%	2.60%

Updated performance information is available at virtus.com or by calling 1-800-367-5877.

Management

The Adviser and Subadviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series.

Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), an affiliate of VIA, is the subadviser to the Series (since September 2011).

Portfolio Managers

>	Doug Foreman, CFA, Director of Equities at Kayne. Mr. Foreman has been Portfolio Manager since November 2011.

>	Gregory Toppe, CFA, Portfolio Manager and Senior Research Analyst at Kayne. Mr. Toppe has been Portfolio Manager since November 2011.

2	Virtus Capital Growth Series

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of shares of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

Virtus Capital Growth Series	3

More About Principal Investment Strategies

Under normal circumstances, the Series invests at least 80% of its assets in equity securities of large capitalization companies. As of the date of this Prospectus, the subadviser considers large capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 1000® Growth Index. Because large capitalization companies are defined by reference to an index, the market capitalization of companies in which the Series may invest may vary with market conditions. As of December 31, 2011, the market capitalization range of companies included in the Russell 1000® Growth Index was $117 million to $417.5 billion. The Series’ policy of investing 80% of its assets in large capitalization companies may be changed only upon 60 days written notice to shareholders.

The subadviser uses a strategy emphasizing consistently growing, highly profitable, low-debt companies with rising cash flows, which the subadviser deems to be of high quality. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, relative competitive position in the industry, and its financial structure. A proprietary model is used to determine relative value. Generally, the Series invests in approximately 30-40 securities at any given time.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, achieve a target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.

Temporary Defensive Strategy: During periods of adverse market conditions, the Series may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the Series may not achieve its objective.

Please see “More About Principal Risks” for information about the risks of investing in the Series.

More About Principal Risks

Equity Securities Risks

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

•

Growth Stocks. There is a possibility that the Series’ focus on growth investing will cause the Series to underperform when growth investing is out of favor, or that the Series’ investments will not appreciate as anticipated. Growth investing may increase the volatility of the Series’ share price.

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Large Market Capitalization Companies. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

Limited Number of Investments Risk

Because the Series invests in a limited number of securities, the Series’ portfolio will be more susceptible to factors adversely affecting issuers of securities in the Series’ portfolio than would a fund holding a greater number of securities.

4	Virtus Capital Growth Series

Market Volatility Risk

The value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has led to volatile financial markets that expose the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Series’ ability to achieve its investment objective.

Management of the Series

The Adviser

VIA has served as the investment adviser to the Series since November 2010. VIA, located at 100 Pearl Street, Hartford, CT 06103, acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of December 31, 2011, VIA had approximately $20.8 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected Kayne, an affiliate of VIA, to serve as subadviser and perform the day-to-day management of the Series. Kayne, subject to the supervision of VIA, is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

The Series pays VIA an investment management fee that is accrued daily against the value of the Series’ net assets at the following annual rate:

1st $250 million	$250+ million through $500 million	Over $500 million
0.70%	0.65%	0.60%

For its last fiscal year, the Series paid advisory fees at the rate 0.70% of its average net assets.

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that such expenses exceed 0.95% of the Series’ average net assets). This expense limitation agreement is in place through November 5, 2012.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have each received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions and without the approval of shareholders to: (a) employ a new unaffiliated subadviser for a Series pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an exiting subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Virtus Capital Growth Series	5

The Subadviser

Kayne has served as subadviser to the Series since September 2011. Kayne, an affiliate of VIA, is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. Kayne acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of December 31, 2011, Kayne had approximately $5.5 billion in assets under management.

From its investment advisory fee, VIA, not the Series, pays Kayne for its subadvisory services at the rate of 50% of the net advisory fee.

Board of Trustees Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the year ended December 31, 2011 contains a discussion regarding the basis for the Trust’s Board of Trustees’ approval of the investment advisory and investment subadvisory agreement for the Series.

Portfolio Management

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Doug Foreman, CFA, is a Co-Portfolio Manager of the Capital Growth Series (since November 2011) and is jointly responsible for the day-to-day management of the Series’ portfolio. Mr. Foreman is Director of Equities, playing a leadership role in Kayne’s equity investment operations. Before joining Kayne in 2011, he was director of equities at HighMark Capital Management (2009 to 2011). Prior to HighMark, Mr. Foreman was retired for two years (2007 to 2008) and was group managing director and chief investment officer of U.S. equities at Trust Company of the West (“TCW”) (1994 to 2006).

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Gregory Toppe, CFA, is a Co-Portfolio Manager of the Capital Growth Series (since November 2011) and is jointly responsible for the day-to-day management of the Series’ portfolio. Mr. Toppe is a Portfolio Manager and Senior Research Analyst at Kayne, with primary research responsibilities for the small and mid-capitalization materials and processing, producer durables, and technology sectors. Before joining Kayne in 2008, he was an equity analyst at Mt. Eden Investment Advisors (2006 to 2008). Prior to that, he was a research analyst and portfolio specialist at Fisher Investments (2000 to 2004) and earned an MBA from the University of Wisconsin (2004 to 2006).

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Series.

Other Investment Strategies and Risks

Information about the Series’ principal investment strategies and risks appears in the Fund Summary section and the sections entitled “More About Principal Investment Strategies” and “More About Principal Risks” above. The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order. Further descriptions of these investment strategies and practices can be found in the SAI.

The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Debt Securities

Debt securities are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt securities include the following:

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Credit Risk. There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

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Interest Rate Risk. The values of debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally

6	Virtus Capital Growth Series

decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Series, but will affect the value of the Series’ shares. Interest rate risk is generally greater for investments with longer maturities.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Series might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

Derivatives

The Series may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The Series may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Series may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject the Series to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders.

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

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Currency Rate Risk. Because the foreign securities in which the Series invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Series’ net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Series’ shares is calculated in U.S. dollars, it is possible for the Series to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Series’ holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Series’ holdings in foreign securities.

Virtus Capital Growth Series	7

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a Federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. These two types of securities share many of the same risks.

The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to the Series.

Early payoffs in the loans underlying such securities may result in the Series receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the Series may be required to invest proceeds at lower interest rates, causing the Series to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security which was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the Series.

Short-Term Instruments

The Series may invest in short-term investments, which may include money market instruments, repurchase agreements, certificates of deposit and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Distribution Plan

The Trust, on behalf of each series of the Trust, including the Capital Growth Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). Pursuant to the Distribution Plan, the Trust has entered into a Distribution Agreement relating to the Distribution Plan with VP Distributors, LLC (the “Distributor”) located at 100 Pearl Street, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay other service providers) up to a total of 0.25% of the average daily net assets of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. It was subsequently reorganized into a Delaware statutory trust on February 14, 2011. The Trust currently consists of nine series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

8	Virtus Capital Growth Series

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (“RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of Federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any Federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

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dilution of the interests of long-term investors, if market timers or others transfer into a fund at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

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an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

•	increased brokerage and administrative expenses.

Funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest

Virtus Capital Growth Series	9

primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. In addition, funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. To the extent that the Series invests in these types of securities, it may be more susceptible to the risks of Disruptive Trading.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request.

Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The net asset value (“NAV”) per share of the Series is determined as of the close of regular trading of the New York Stock Exchange (“NYSE”) on days when the NYSE is open for trading. Since the Series does not price securities on weekends or United States national holidays, the NAV of any foreign assets of the Series may be significantly affected on days when an investor has no access to the Series. The NAV per share of the Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of

10	Virtus Capital Growth Series

outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are principally traded or, if no closing price is available or there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Shares of other investment companies are valued at their respective NAVs. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ NAV.

A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on exchanges throughout the world, the calculation of the NAV of the Series may not take place contemporaneously with the determination of the prices of certain portfolio securities of the Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the NAV per share was determined, which was likely to materially change the NAV, then the instrument would be valued using fair value considerations by the Board or its delegates.

Liabilities: Accrued liabilities for the Series-specific expenses (if any) and other liabilities are deducted from the assets of the Series. Accrued expenses and liabilities that are not Series-specific are allocated among the series in proportion to each series’ net assets except where an alternative allocation can be more appropriately made.

Fair Valuation

If market quotations are not readily available or where available prices are not reliable, the Series determines a “fair value” for an investment according to rules and procedures approved by the Board. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which limited or no trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list does not include all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of a portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the issuer’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time of closing of the foreign

Virtus Capital Growth Series	11

market where the security is principally traded and the time that the Series calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the Series’ fair valuation procedures, may not reflect such security’s market value.

12	Virtus Capital Growth Series

Financial Highlights

The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

Virtus Capital Growth Series

	01/01/11 to 12/31/11	01/01/10 to 12/31/10	01/01/09 to 12/31/09	01/01/08 to 12/31/08	01/01/07 to 12/31/07
Net Asset Value, Beginning of Period	$14.67	$12.83	$9.95	$16.81	$15.21
Net Investment Income (Loss)(1)	0.01	0.05	0.09	0.01	0.04
Net Realized and Unrealized Gain (Loss)	(0.68)	1.85	2.89	(6.87)	1.60

Total from Investment Operations	(0.67)	1.90	2.98	(6.86)	1.64

Dividends from Net Investment Income	(0.01)	(0.06)	(0.10)	— (2)	(0.04)
Distributions from Net Realized Gains	—	—	—	—	—

Total Distributions	(0.01)	(0.06)	(0.10)	— (2)	(0.04)

Change in Net Asset Value	(0.68)	1.84	2.88	(6.86)	1.60

Net Asset Value, End of Period	$13.99	$14.67	$12.83	$9.95	$16.81

Total Return(3)	(4.60)%	14.88%	29.93%	(40.78)%	10.75%
Net Assets, End of Period (in thousands)	$189,689	$228,109	$236,409	$203,188	$400,612
Ratio of Net Operating Expenses to Average Net Assets(4)	0.95%	0.95%	0.95%	0.94%	0.91%
Ratio of Gross Operating Expenses to Average Net Assets (before Waivers and Reimbursements)(4)	1.15%	1.05%	1.07%	0.94%	0.91%
Ratio of Net Investment Income to Average Net Assets	0.04%	0.36%	0.85%	0.08%	0.22%
Portfolio Turnover Rate	127%	166%	107%	164%	88%

Footnote Legend:

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005.
(3)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(4)	The Series will also indirectly bear its prorated share of expenses of the underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.

Virtus Capital Growth Series	13

100 Pearl Street

Hartford, CT 06103

ADDITIONAL INFORMATION

You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Institutional Investors section of our Web site, virtus.com, or you can request copies by calling us toll-free at 1-800-367-5877.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Customer Service: 1-800-367-5877

Virtus Variable Insurance Trust Investment Company Act File No. 811-04642 8501	5-12

VIRTUS VARIABLE INSURANCE TRUST

PROSPECTUS

Virtus Growth & Income Series

The Prospectus describes the Virtus Growth & Income Series (the “Series”), which is available as an underlying investment through a variable life insurance policy or a variable annuity contract (“a variable contract”). For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust series, call 1-800-367-5877 or visit virtus.com for a prospectus. Read it carefully before you invest.

May 1, 2012 Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Growth & Income Series

Virtus Growth & Income Series

Fund Summary

Investment Objective

Capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Virtus Growth & Income Series (the “Series”). The table and the example do not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment):	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.20%
Acquired Fund Fees and Expenses	0.01%
Total Annual Series Operating Expenses(1)	1.16%

(1)	Restated to reflect current expenses.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ total operating expenses remain the same. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Virtus Growth & Income Series	$118	$368	$638	$1,409

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

A core portfolio, the Series focuses on large-cap U.S. stocks employing a Growth at a Reasonable Price philosophy in the security selection process.

Under normal circumstances, the Series invests at least 65% of its assets in common stocks, and generally the subadviser intends to invest nearly all of the Series’ assets in common stocks. Generally, the Series invests in issuers having capitalizations within the range of companies included in the Russell 1000® Index; however, the Series may invest in mid- and small-cap issuers as well. As of December 31, 2011, the market capitalization of companies included in the Russell 1000® Index was $35 million to $406 billion.

Principal Risks

The Series may not achieve its objectives, and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the Series are:

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Series invests will impact the value of the stocks held by the Series and thus, the value of the Series’ shares

Virtus Growth & Income Series	1

over short or extended periods. Investments in smaller companies may be more volatile than investments in larger companies.

>

Market Volatility Risk. The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Performance

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted.

Calendar Year Annual Total Returns

Best Quarter: 2Q/2009: 17.78%	Worst Quarter: 4Q/2008: -20.13%	Year to date (3/31/12): 14.78%

Average Annual Total Returns (for the periods ended 12/31/11)	1 Year	5 Years	10 Years
Virtus Growth & Income Series	(1.66%)	(1.00%)	2.45%
S&P 500® Index (does not reflect fees or expenses)	2.11%	(0.25%)	2.92%

Updated performance information is available at virtus.com or by calling 1-800-367-5877.

Management

The Adviser and Subadviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series.

Euclid Advisors LLC (“Euclid”), an affiliate of VIA, is the subadviser to the Series.

Portfolio Managers

>	David Dickerson, Managing Director at Euclid. Mr. Dickerson has been Portfolio Manager since 2009.

>	Carlton Neel, Senior Managing Director at Euclid. Mr. Neel has been Portfolio Manager since 2009.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

2	Virtus Growth & Income Series

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

Virtus Growth & Income Series	3

More About Principal Investment Strategies

The Series invests in equity securities, primarily common stocks. Under normal circumstances, the Series will invest at least 65% of its assets in common stocks, and generally the subadviser intends to invest nearly all of the Series’ assets in common stocks, rather than holding significant amounts of cash and short-term investments.

The adviser employs a Growth at a Reasonable Price (GARP) philosophy in its security selection process. Generally, the Series invests in issuers having capitalizations within the range of companies included in the Russell 1000® Index; however, the Series may invest in mid- and small-cap issuers as well. Security selection begins with a top-down approach and econometric analysis of each sector. Each sector is then analyzed at the industry level. A fundamental analysis is then conducted within the industries to identify securities that the portfolio managers believe offer superior return opportunity. As of December 31, 2011, the market capitalization of companies included in the Russell 1000® Index was $35 million to $406 billion.

Temporary Defensive Strategy: During periods of adverse market conditions, the Series may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the Series may not achieve its objective.

Please see “More About Principal Risks” for information about the risks of investing in the Series.

More About Principal Risks

Equity Securities Risks

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

•

Large Market Capitalization Companies. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

•

Small and Medium Market Capitalization Companies. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Series.

Market Volatility Risk

The value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has led to volatile financial markets that expose the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Series’ ability to achieve its investment objective.

4	Virtus Growth & Income Series

Management of the Series

The Adviser

VIA has served as the investment adviser to the Series since November 2010. VIA, located at 100 Pearl Street, Hartford, CT 06103, acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of December 31, 2011, VIA had approximately $20.8 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected Euclid, an affiliate of VIA, to serve as subadviser and perform the day-to-day management of the Series. Euclid, subject to the supervision of VIA, is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

The Series pays VIA an investment management fee that is accrued daily against the value of the Series’ net assets at the following annual rate:

1st $250 million	$250+ million through $500 million	Over $500 million
0.70%	0.65%	0.60%

For its last fiscal year, the Series paid advisory fees at the rate 0.70% of its average net assets.

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that such expenses exceed 0.90% of the Series’ average net assets). This expense limitation agreement is in place through November 5, 2012.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have each received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions and without the approval of shareholders to: (a) employ a new unaffiliated subadviser for a Series pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an exiting subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

The Subadviser

Euclid has served as subadviser to the Series since September 2011. Euclid, an affiliate of VIA, has offices at 100 Pearl Street, Hartford, CT 06103 and 900 Third Avenue, New York, NY 10022. Euclid acts as subadviser to mutual funds. As of December 31, 2011 Euclid had approximately $4.3 billion in assets under management.

From its investment advisory fee, VIA, not the Series, pays Euclid for its subadvisory services at the rate of 50% of the net advisory fee.

Board of Trustees Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the year ended December 31, 2011 contains a discussion regarding the basis for the Trust’s Board of Trustees approval of the investment advisory agreement for the Series.

Virtus Growth & Income Series	5

Portfolio Management

David Dickerson and Carlton Neel have managed the investments of the Series since March 2009, and are jointly and primarily responsible for the day-to-day management of the Series’ investments.

•

Mr. Dickerson is Managing Director of Euclid and Senior Vice President of Zweig Advisers LLC (“Zweig”). He also serves as portfolio manager for several other open-end and closed-end funds managed by Euclid or Zweig. For the period from July 2002 until returning to Zweig in April 2003, Mr. Dickerson was a managing director and principal of Shelter Rock Capital Partners, L.P., a market neutral hedge fund. While previously employed by Zweig from 1993 until July 2002, Mr. Dickerson served as senior portfolio manager for a number of the former Phoenix-Zweig mutual funds.

•

Mr. Neel is Senior Managing Director of Euclid (since September 2011) and Senior Vice President of Zweig. He also serves as portfolio manager of several other open-end and closed-end funds managed by Euclid or Zweig. For the period from July 2002 until returning to Zweig in April 2003, Mr. Neel was a managing director and principal of Shelter Rock Capital Partners, L.P., a market neutral hedge fund. While previously employed by Zweig from 1995 until July 2002, Mr. Neel served as senior portfolio manager for a number the former Phoenix-Zweig mutual funds.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Series.

Other Investment Strategies and Risks

Information about the Series’ principal investment strategies and risks appears in the Fund Summary section and the sections entitled “More About Principal Investment Strategies” and “More About Principal Risks” above. The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order. Further descriptions of these investment strategies and practices can be found in the SAI.

The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Borrowing

When the Series borrows money, it is required to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage declines, for example as a result of market fluctuations, the Series may be required to sell some of its portfolio holdings quickly to reduce the debt and restore the required asset coverage, even though it may be disadvantageous from an investment standpoint to do so. Borrowing may exaggerate the effect on the Series’ net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs that may or may not be offset by appreciation of the securities purchased. The Series also may be subject to other conditions or fees that would increase the cost of borrowing over the stated interest rate. The various costs of borrowing may therefore ultimately exceed the income from investments made with such leverage.

Debt Securities

Debt securities are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt securities include the following:

•

Credit Risk. There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

6	Virtus Growth & Income Series

•

Interest Rate Risk. The values of debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Series, but will affect the value of the Series’ shares. Interest rate risk is generally greater for investments with longer maturities.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Series might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

Derivatives

Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Series may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject the Series to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders.

Financial Futures and Related Options

The Series may use financial futures contracts and related options for hedging purposes. Futures and options involve market risk in excess of their value and may not be as liquid as other securities.

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

•

Currency Rate Risk. Because the foreign securities in which the Series invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Series’ net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Series’ shares

Virtus Growth & Income Series	7

is calculated in U.S. dollars, it is possible for the Series to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Series’ holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Series’ holdings in foreign securities.

Illiquid and Restricted Securities

Certain securities in which the Series invests may be difficult to sell at the time and price beneficial to the Series, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the Series may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the Series to incur expenses in addition to those normally associated with the sale of a security.

Mutual Fund Investing

Through its investments in other mutual funds, the Series is exposed not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the Series, indirectly bear. Such fees and expenses may exceed the fees and expenses the Series would have incurred if it invested in the underlying Series’ assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the Series may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the Series, and the Series might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the Series. If the Series invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the Series.

Short Sales

Short sales are transactions in which the Series sells a security that it does not own (or that it owns but does not intend to deliver) in anticipation that the price of the security will decline. In order to establish a short position in a security, the Series must first borrow the security from a broker or other institution to complete the sale. The Series may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the Series replaces the security, the Series may experience a loss. The Series’ loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Series paid for the security at the time it was borrowed.

Short-Term Instruments

The Series may invest in short-term investments, which may include money market instruments, repurchase agreements, certificates of deposit and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Distribution Plan

The Trust, on behalf of each series of the Trust, including the Growth & Income Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). Pursuant to the Distribution Plan, the Trust has entered into a Distribution Agreement relating to the Distribution Plan with VP Distributors, LLC (the “Distributor”) located at 100 Pearl Street, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

8	Virtus Growth & Income Series

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay other service providers) up to a total of 0.25% of the average daily net assets of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. It was subsequently reorganized into a Delaware statutory trust on February 14, 2011. The Trust currently consists of nine series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (“RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of Federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any Federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

Virtus Growth & Income Series	9

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

•

dilution of the interests of long-term investors, if market timers or others transfer into a fund at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

•

an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

•	increased brokerage and administrative expenses.

For example, mutual funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. In addition, funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. To the extent that the Series invests in these types of securities, it may be more susceptible to the risks of Disruptive Trading.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request. Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the

10	Virtus Growth & Income Series

allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The net asset value (“NAV”) per share of the Series is determined as of the close of regular trading of the New York Stock Exchange (“NYSE”) on days when the NYSE is open for trading. Since the Series does not price securities on weekends or United States national holidays, but foreign markets may be open on these days, the value of any foreign assets of the Series and, therefore, the Series’ NAV may be significantly affected on days when an investor has no access to the Series. The NAV per share of the Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are principally traded or, if no closing price is available or there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Shares of other investment companies are valued at their respective NAVs. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ NAV.

A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on exchanges throughout the world, the calculation of the NAV of the Series may not take place contemporaneously with the determination of the prices of certain portfolio securities of the Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the NAV, then the instrument would be valued using fair value considerations by the Board or its delegates.

Liabilities: Accrued liabilities for the Series-specific expenses (if any) and other liabilities are deducted from the assets of the Series. Accrued expenses and liabilities that are not Series-specific are allocated among the series in proportion to each series’ net assets except where an alternative allocation can be more appropriately made.

Fair Valuation

If market quotations are not readily available or where available prices are not reliable, the Series determines a “fair value” for an investment according to rules and procedures approved by the Board. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which limited or no trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list does not include all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

Virtus Growth & Income Series	11

The value of a portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the issuer’s financial statements; (v) trading volumes on markets, exchanges on among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time of closing of the foreign market where the security is principally traded and the time that the Series calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value.

Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the Series’ fair valuation procedures, may not reflect such security’s market value.

12	Virtus Growth & Income Series

Financial Highlights

The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

Virtus Growth & Income Series

	01/01/11 to 12/31/11	01/01/10 to 12/31/10	01/01/09 to 12/31/09	01/01/08 to 12/31/08	01/01/07 to 12/31/07
Net Asset Value, Beginning of Period	$12.82	$11.49	$9.45	$14.94	$14.51
Net Investment Income (Loss)(1)	0.09	0.11	0.13	0.19	0.16
Net Realized and Unrealized Gain (Loss)	(0.30)	1.34	2.07	(5.35)	0.81

Total from Investment Operations	(0.21)	1.45	2.20	(5.16)	0.97

Dividends from Net Investment Income	(0.10)	(0.12)	(0.16)	(0.17)	(0.15)
Distributions from Net Realized Gains	—	—	—	(0.16)	(0.39)

Total Distributions	(0.10)	(0.12)	(0.16)	(0.33)	(0.54)

Change in Net Asset Value	(0.31)	1.33	2.04	(5.49)	0.43

Net Asset Value, End of Period	$12.51	$12.82	$11.49	$9.45	$14.94

Total Return(2)	(1.66)%	12.83%	23.50%	(34.93)%	6.66%
Net Assets, End of Period (in thousands)	$148,283	$189,361	$90,300	$85,111	$159,074
Ratio of Net Operating Expenses to Average Net Assets(3)	0.90%	0.90%	0.94%	0.85%	0.85%
Ratio of Gross Operating Expenses to Average Net Assets (before Waivers and Reimbursements)(3)	1.16%	1.07%	1.11%	0.99%	0.95%
Ratio of Net Investment Income to Average Net Assets	0.69%	0.98%	1.35%	1.51%	1.03%
Portfolio Turnover Rate	36%	39%	109%	56%	44%

Footnote Legend:

(1)	Computed using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)	The Series will also indirectly bear its prorated share of expenses of the underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.

Virtus Growth & Income Series	13

100 Pearl Street

Hartford, CT 06103

ADDITIONAL INFORMATION

You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Institutional Investors section of our Web site, virtus.com, or you can request copies by calling us toll-free at 1-800-367-5877.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Customer Service: 1-800-367-5877

Virtus Variable Insurance Trust Investment Company Act File No. 811-04642 8503	5/12

VIRTUS VARIABLE INSURANCE TRUST

PROSPECTUS

Virtus International Series

The Prospectus describes the Virtus International Series (the “Series”), which is available as an underlying investment through a variable life insurance policy or a variable annuity contract (“a variable contract”). For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust series, call 1-800-367-5877 or visit virtus.com for a prospectus. Read it carefully before you invest.

May 1, 2012 Not FDIC Insured No Bank Guarantee May Lose Value

Virtus International Series

Virtus International Series

Fund Summary

Investment Objective

High total return consistent with reasonable risk.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Virtus International Series (the “Series”). The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment):	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.73%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.21%
Total Annual Series Operating Expenses(1)	1.19%

(1)	Restated to reflect current expenses.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ total operating expenses remain the same. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Virtus International Series	$121	$378	$654	$1,443

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

The Series invests in a diversified portfolio of securities of non-U.S. issuers, including companies, governments, governmental agencies and international organizations, which may be denominated in foreign currencies. The Series may invest in any region of the world, including emerging markets. Under normal circumstances, the Series will invest at least 80% of its assets in non-U.S. issuers located in no fewer than three countries. From time to time, the Series may have more than 25% of its assets invested in any major industrial or developed country.

The Series will invest primarily in common stocks of established non-U.S. companies, as well as preferred stock and depositary receipts, believed to have potential for capital growth, income or both.

Principal Risks

The Series may not achieve its objective, and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the Series are:

>	Depositary Receipts. The risk that utilizing these indirect investments will not reduce or eliminate the risks associated with direct investments in securities of foreign issuers.

Virtus International Series	1

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Emerging Market Investing Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Series invests will impact the value of the stocks held by the Series and thus, the value of the Series’ shares over short or extended periods.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

>

Market Volatility Risk. The value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>

Preferred Stock. The risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status, or that such stock may be illiquid.

Performance

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index that reflects the market sectors in which the Series invests (the MSCI EAFE® Index) and a broad-based U.S. market index (the S&P 500® Index). Effective with this prospectus, the Series will use the MSCI EAFE® Index (net) as its international broad-based index, rather than the MSCI EAFE® Index (gross). The adviser believes the MSCI EAFE Index (net) is more representative of how foreign dividends are treated within the Series and therefore provides a better basis for comparison. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted.

Calendar Year Annual Total Return

Best Quarter: 2Q/2009: 26.08%	Worst Quarter: 3Q/2002: -22.03%	Year to date (3/31/12): 9.58%

Average Annual Total Returns (for the periods ended 12/31/11)	1 Year	5 Years	10 Years
Virtus International Series	(4.57%)	1.21%	8.09%
S&P 500® Index (does not reflect fees or expenses)	2.11%	(0.25%)	2.92%
MSCI EAFE® Index (net) (does not reflect fees or expenses)	(12.14%)	(4.72%)	4.67%
MSCI EAFE® Index (gross) (does not reflect fees or expenses)	(11.73%)	(4.26%)	5.12%

Updated performance information is available at virtus.com or by calling 1-800-367-5877.

Management

The Adviser and Subadviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series.

Aberdeen Asset Management Inc., a wholly owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen”), is the subadviser to the Series.

2	Virtus International Series

Portfolio Managers

>	Jamie Cumming, CFA, Senior Investment Manager at Aberdeen. Mr. Cumming has been Portfolio Manager since 2003.

>	Stephen Docherty, Head of Global Equities at Aberdeen. Mr. Docherty has been Portfolio Manager since 2000.

>	Samantha Fitzpatrick, CFA, Senior Investment Manager at Aberdeen. Ms. Fitzpatrick has been Portfolio Manager since 2001.

>	Andrew McMenigall, Senior Investment Manager at Aberdeen. Mr. McMenigall has been Portfolio Manager since 2003.

>	Bruce Stout, Senior Investment Manager at Aberdeen. Mr. Stout has been Portfolio Manager since 2000.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

Virtus International Series	3

More About Principal Investment Strategies

The Series invests in a diversified portfolio of securities of non-U.S. issuers, including companies, governments, governmental agencies and international organizations, which may be denominated in foreign currencies. The Series may invest in any region of the world. Under normal circumstances, the Series will invest at least 80% of its assets in non-U.S. issuers located in no fewer than three countries. From time to time, the Series may have more than 25% of its assets invested in any major industrial or developed country.

The Series will invest primarily in common stocks of established non-U.S. companies, as well as preferred stocks, and depositary receipts, believed to have potential for capital growth, income or both. The Series may invest in any amount for capital growth or for income. In determining whether assets will be invested for capital growth or for income, the subadviser will analyze the international equity and fixed-income markets and assess the degree of risk and level of return that can be expected from each market.

Country and geographic allocations are based on such economic, monetary and political factors as:

•	prospects for relative economic growth among countries;

•	expected levels of inflation;

•	government policies influencing business decisions;

•	relative price levels of the various capital markets;

•	the outlook for currency relationships; and

•	the range of individual investment opportunities available.

The Series intends to invest primarily in established companies in countries with either developed or emerging markets. As of December 31, 2011, the market capitalization range for the Series’ equity securities was $5.7 billion to $196.1 billion.

Within the designated country allocations, the subadviser uses primary research to select individual securities for investment based on factors such as industry growth, management strength and treatment of minority shareholders, financial soundness, market share, company valuation and earnings strength.

More About Principal Risks

Depositary Receipts Risk

The Series may invest in American Depositary Receipts (ADRs), sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts) and other similar instruments representing securities of foreign companies. Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investments in securities of foreign issuers.

Equity Securities Risks

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

4	Virtus International Series

•

Large Market Capitalization Companies. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

Foreign Investing Risk

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

•

Currency Rate Risk. Because the foreign securities in which the Series invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Series’ net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Series’ shares is calculated in U.S. dollars, it is possible for the Series to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Series’ holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Series’ holdings in foreign securities.

•

Emerging Market Investing Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

Market Volatility Risk

The value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has exposed the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that they hold. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Series’ ability to achieve its investment objective.

Preferred Stock Risk

Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to

Virtus International Series	5

fluctuate substantially in price when interest rates change. Such fluctuations generally are comparable to or exceed those of long-term government or corporate bonds (those with maturities of fifteen to thirty years). Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors but senior to the claims of common stockholders. A preferred stock rating differs from a bond rating because it applies to an equity issue which is intrinsically different from, and subordinated to, a debt issue. Preferred stock ratings generally represent an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. Preferred stock also may be subject to optional or mandatory redemption provisions, and may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt or common stock.

Management of the Series

The Adviser

VIA has served as the investment adviser to the Series since November 2010. VIA, located at 100 Pearl Street, Hartford, CT 06103, acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of December 31, 2011, VIA had approximately $20.8 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected Aberdeen, to serve as subadviser and perform the day-to-day management of the Series. Aberdeen, subject to the supervision of VIA, is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

The Series pays VIA an investment management fee that is accrued daily against the value of the Series’ net assets at the following annual rate:

1st $250 million	$250+ million through $500 million	Over $500 million
0.75%	0.70%	0.65%

For its last fiscal year, the Series paid advisory fees at the rate 0.73% of its average net assets.

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that such expenses exceed 1.03% of the Series’ average net assets. This expense limitation agreement is in place through November 5, 2012.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have each received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions and without the approval of shareholders to: (a) employ a new unaffiliated subadviser for a Series pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an exiting subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

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The Subadviser

Aberdeen Asset Management Inc. (“AAMI”) is the subadviser to the Series. AAMI is a wholly owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen”) which was founded in 1983 and through subsidiaries operating worldwide, provides investment management services to other mutual fund portfolios, unit investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 2011, Aberdeen and its advisory subsidiaries had approximately $270.25 billion in assets under management. Aberdeen’s principal offices are located at Bow Bells House, 1 Bread Street, London EC4M 9HH.

From its investment advisory fee, VIA, not the Series, pays AAMI for its subadvisory services at the annual rate of 0.25% of the Series’ average daily net assets.

Board of Trustees Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the year ended December 31, 2011 contains a discussion regarding the basis for the Trust’s Board of Trustees approval of the investment advisory and investment subadvisory agreements for the Series.

Portfolio Management

The Series is managed by Aberdeen’s Global Equities team of investment professionals. The Series is managed by a team approach. Listed below are five key members of the Global Equities team. The team members are all based in Edinburgh, Scotland. The Global Equities team uses Aberdeen’s regional specialists around the world who formulate a “best ideas” list, which is the global equity buy list. The team operates in an open-plan environment with collective responsibility for investment decisions/ideas.

•

Jamie Cumming, CFA. Mr. Cumming has served on the Series’ portfolio management team since 2003. Mr. Cumming joined Aberdeen in 2003 and currently serves as a Senior Investment Manager on the Global Equities team.

•

Stephen Docherty. Mr. Docherty has served on the Series’ portfolio management team since 2000. Mr. Docherty joined Aberdeen in 1994 and has been Head of Global Equities since 2003. He is responsible for all matters relating to the management of Aberdeen’s global equity funds.

•

Samantha Fitzpatrick, CFA. Ms. Fitzpatrick has served on the Series’ portfolio management team since 2001. Ms. Fitzpatrick serves as a Senior Investment Manager on the Global Equities team. She joined Aberdeen in 2001, via the acquisition of Murray Johnstone, where she worked as a performance & risk analyst before joining the Global Equity team in 2000.

•

Andrew McMenigall. Mr. McMenigall has served on the Series’ portfolio management team since 2003. Mr. McMenigall joined Aberdeen in 2003 and serves as a Senior Investment Manager on the Global Equities team.

•	Bruce Stout. Mr. Stout has served on the Series’ portfolio management team since 2000. Mr. Stout joined Aberdeen in 2000 and serves as a Senior Investment Manager on the Global Equities team.

All investment decisions are made by the team as a whole and not by any one individual. Aberdeen does not employ separate research analysts. Instead, the investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. (Note that managers do not make investment decisions unilaterally.) The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the companies in which the team invests.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Series.

Other Investment Strategies and Risks

Information about the Series’ principal investment strategies and risks appears in the Fund Summary section and the sections entitled “More About Principal Investment Strategies” and “More About Principal Risks” above. The information

Virtus International Series	7

below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order. Further descriptions of these investment strategies and practices can be found in the SAI.

One or more of the following risks may apply to the Series indirectly through its investments in other investment companies, including exchange-traded funds (ETFs). The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Cash Investments/Temporary Defensive Strategy

For cash management purposes or for defensive purposes, when the subadviser believes that market conditions are unfavorable for profitable investing (in anticipation of or in response to adverse market conditions), or is otherwise unable to locate attractive investment opportunities, the Series’ holdings in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or short-term high-quality debt instruments may increase. In other words, the Series may not always stay fully invested in stocks. When the Series’ investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Series was more fully invested in stocks. As a result, the Series may not be able to achieve its investment objectives.

Convertible Securities

The Series may invest in convertible securities, which are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the Series. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Derivative Risk

Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Series may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject the Series to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders.

Equity Equivalent Investments

Equity equivalents include stock index futures contracts and publicly traded index securities. Stock index futures contracts are agreements whereby two parties agree to take or make delivery of an amount of cash based on the value of an index on a specified future date. Investment in index futures contracts allows an investor to participate in the performance of the index without the costs of buying the stocks comprising the index. Equity equivalents may be used

8	Virtus International Series

for several purposes: (i) to simulate full investment in the underlying index while retaining a cash balance for fund management purposes; (ii) to facilitate trading; (iii) to reduce transaction costs; or (iv) to seek higher investment returns where an equity equivalent is priced more attractively than securities in the index.

Illiquid Securities

Certain securities in which the Series invests may be difficult to sell at the time and price beneficial to the Series for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the Series may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the Series to incur expenses in addition to those normally associated with the sale of a security.

Investments in Other Investment Companies and Exchange-Traded Funds

The Series may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value.

The Series may invest in other investment companies to take advantage of investment opportunities in certain countries where the Series otherwise would not be able to invest or where the size of a Series investment in a particular country would be too small.

The Series may also acquire exchange-traded funds or similar securities in order to achieve market or industry exposure pending direct investments in equity securities. An exchange-traded fund is an investment company the shares of which are continuously offered at net asset value only in large aggregations, but are traded on an exchange in smaller amounts.

Assets invested in other investment companies incur a layering of expenses including operating costs, advisory fees and administrative fees that investors in the Series will indirectly bear.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the Series.

Small and Medium Market Capitalization Risk

The Series may invest in companies with small and medium capitalizations, which would make the Series more volatile than funds that invest exclusively in companies with larger capitalizations. The smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and “track record” as larger companies. This could make future performance of smaller companies more difficult to predict. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given their limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

Virtus International Series	9

Distribution Plan

The Trust, on behalf of each series of the Trust, including the International Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). Pursuant to the Distribution Plan, the Trust has entered into a Distribution Agreement relating to the Distribution Plan with VP Distributors, LLC (the “Distributor”) located at 100 Pearl Street, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay other service providers) up to a total of 0.25% of the average daily net assets of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. It was subsequently reorganized into a Delaware statutory trust on February 14, 2011. The Trust currently consists of nine series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (“RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of Federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any Federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the

10	Virtus International Series

market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

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dilution of the interests of long-term investors, if market timers or others transfer into a fund at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

•

an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

•	increased brokerage and administrative expenses.

Because the Series invests primarily in international securities, it may be more susceptible to pricing arbitrage opportunities than a fund that invests primarily in domestic securities as a result of time zone differences between the closing of international and domestic markets.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request.

Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Virtus International Series	11

Investing in the Series

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The net asset value (“NAV”) per share of the Series is determined as of the close of regular trading of the New York Stock Exchange (“NYSE”) on days when the NYSE is open for trading. Since the Series does not price securities on weekends or United States national holidays, but foreign markets may be open on these days, the value of any foreign assets of the Series and, therefore, the Series’ NAV may be significantly affected on days when an investor has no access to the Series. The NAV per share of the Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are principally traded or, if no closing price is available or there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Shares of other investment companies are valued at their respective NAVs. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ NAV.

A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on exchanges throughout the world, the calculation of the NAV of the Series may not take place contemporaneously with the determination of the prices of certain portfolio securities of the Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the NAV per share was determined, which was likely to materially change the NAV, then the instrument would be valued using fair value considerations by the Board or its delegates.

Liabilities: Accrued liabilities for the Series-specific expenses (if any) and other liabilities are deducted from the assets of the Series. Accrued expenses and liabilities that are not Series-specific are allocated among the series in proportion to each series’ net assets except where an alternative allocation can be more appropriately made.

Fair Valuation

If market quotations are not readily available or where available prices are not reliable, the Series determines a “fair value” for an investment according to rules and procedures approved by the Board. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent

12	Virtus International Series

pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which limited or no trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list does not include all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of a portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the company’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time of closing of the foreign market where the security is principally traded and the time that the Series calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the Series’ fair valuation procedures, may not reflect such security’s market value.

Virtus International Series	13

Financial Highlights

The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

Virtus International Series

	01/01/11 to 12/31/11	01/01/10 to 12/31/10	01/01/09 to 12/31/09	01/01/08 to 12/31/08	01/01/07 to 12/31/07
Net Asset Value, Beginning of Period	$16.45	$14.86	$10.95	$19.14	$17.80
Net Investment Income (Loss)(1)	0.47	0.35	0.31	0.40	0.40
Net Realized and Unrealized Gain (Loss)	(1.21)	1.61	4.01	(7.57)	2.25

Total from Investment Operations	(0.74)	1.96	4.32	(7.17)	2.65

Dividends from Net Investment Income	(0.43)	(0.37)	(0.41)	(0.31)	(0.30)
Distributions from Net Realized Gains	—	—	—	(0.71)	(1.01)

Total Distributions	(0.43)	(0.37)	(0.41)	(1.02)	(1.31)

Change in Net Asset Value	(1.17)	1.59	3.91	(8.19)	1.34

Net Asset Value, End of Period	$15.28	$16.45	$14.86	$10.95	$19.14

Total Return(2)	(4.57)%	13.47%	39.87%	(38.98)%	14.94%
Net Assets, End of Period (in thousands)	$335,529	$403,607	$421,706	$319,937	$501,913
Ratio of Net Operating Expenses to Average Net Assets(3)	1.03%	1.03%	1.03%	1.00%	0.98%
Ratio of Gross Operating Expenses to Average Net Assets (before Waivers and Reimbursements)(3)	1.19%	1.08%	1.08%	1.00%	0.98%
Ratio of Net Investment Income to Average Net Assets	2.91%	2.36%	2.55%	2.56%	2.10%
Portfolio Turnover Rate	17%	24%	26%	33%	34%

Footnote Legend:

(1)	Computed using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)	The Series will also indirectly bear its prorated share of expenses of the underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.

14	Virtus International Series

100 Pearl Street

Hartford, CT 06103

ADDITIONAL INFORMATION

You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Institutional Investors section of our Web site, virtus.com, or you can request copies by calling us toll-free at 1-800-367-5877.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Customer Service: 1-800-367-5877

Virtus Variable Insurance Trust
Investment Company Act File No. 811-04642 8500	5-12

VIRTUS VARIABLE INSURANCE TRUST

PROSPECTUS

Virtus Multi-Sector Fixed Income Series

The Prospectus describes the Virtus Multi-Sector Fixed Income Series (the “Series”), which is available as an underlying investment through a variable life insurance policy or a variable annuity contract (“a variable contract”). For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust series, call 1-800-367-5877 or visit virtus.com for a prospectus. Read it carefully before you invest.

May 1, 2012 Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Multi-Sector Fixed Income Series

Virtus Multi-Sector Fixed Income Series

Fund Summary

Investment Objective

Long-term total return.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Virtus Multi-Sector Fixed Income Series (the “Series”). The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment):	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.21%
Total Annual Series Operating Expenses(1)	0.96%

(1)	Restated to reflect current expenses.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ total operating expenses remain the same. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Virtus Multi-Sector Fixed Income Series	$98	$306	$531	$1,178

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies

The Series seeks to generate high current income and total return by applying extensive credit research and a time-tested approach to capitalize on opportunities across undervalued sectors of the bond market. The portfolio seeks diversification among 14 sectors in order to increase return potential and reduce risk.

Under normal circumstances, the Series invests at least 80% of its assets in fixed income securities. As of the date of this Prospectus, the subadviser intends to invest the Series’ assets in the following sectors of fixed income securities:

•

Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”) and other pass-through securities;

•	Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging market countries (limited to 50% of the Series’ assets);

•	Investment grade securities; and

•	High yield-high risk fixed income securities of U.S. issuers (so called “junk bonds”) (limited to 50% of the Series’ assets).

The Series may invest in all or some of these sectors.

Principal Risks

The Series may not achieve its objective, and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time

Virtus Multi-Sector Fixed Income Series	1

you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the Series are:

>

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>

Emerging Market Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

>

High Yield-High Risk Fixed Income Securities (Junk Bonds) Risk. The risk that the issuers of high yield-high risk securities in the Series’ portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

>	Interest Rate Risk. The risk that when interest rates rise, the values of the Series’ debt securities, especially those with longer maturities, will fall.

>	Long-Term Maturities/Durations Risk. The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

>

Market Volatility Risk. The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.

>

U.S. Government Securities Risk. The risk that the U.S. Government securities in the Series’ portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The table shows how the Series’ average annual returns compare to those of a broad-based market index. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted.

Calendar Year Annual Total Return

Best Quarter: 2Q/2009: 15.10%	Worst Quarter: 4Q/2008: -11.35%	Year to date (3/31/12): 6.00%

2	Virtus Multi-Sector Fixed Income Series

Average Annual Total Returns (for the periods ended 12/31/11)	1 Year	5 Years	10 Years
Virtus Multi-Sector Fixed Income Series	2.99%	7.03%	7.48%
Barclays Capital U.S. Aggregate Bond Index (does not reflect fees or expenses)	7.84%	6.50%	5.78%

Updated performance information is available at virtus.com or by calling 1-800-367-5877.

Management

The Adviser and Subadviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series.

Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA, is the subadviser to the Series (since June 2011).

Portfolio Manager

>	David L. Albrycht, CFA, Chief Investment Officer—Multi-Sector Fixed Income Strategies at Newfleet. Mr. Albrycht has been Portfolio Manager since 1998.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

Virtus Multi-Sector Fixed Income Series	3

More About Principal Investment Strategies

Under normal circumstances, the Series invests at least 80% of its assets in fixed income securities. As of the date of this Prospectus, the subadviser intends to invest the Series’ assets in the following sectors of fixed income securities:

•

Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”) and other pass-through securities;

•	Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging market countries (limited to 50% of the Series’ assets);

•

Investment grade securities, which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality, including short-term securities; and

•	High yield-high risk fixed income securities of U.S. issuers (so-called “junk bonds”) (limited to 50% of the Series’ assets).

The Series may invest in all or some of these sectors. If after the time of investment the rating declines, the Series is not obligated to sell the security. The Series’ policy of investing 80% of its assets in fixed income securities may be changed only upon 60 days’ written notice to shareholders.

Securities are selected using a sector rotation approach. The subadviser seeks to adjust the proportion of Series investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the subadviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.

The Series manages duration utilizing a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the Series’ average duration is maintained at a level similar to that of its benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its principal investment strategies by investing part or all of the Series’ assets in cash or cash equivalents. When this allocation happens, the Series may not achieve its investment objective.

Please see “More About Principal Risks” for information about the risks of investing in the Series.

More About Principal Risks

The Series’ investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the Series and lead to loss of principal.

Debt Securities Risk

Debt securities are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt securities include the following:

•

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

4	Virtus Multi-Sector Fixed Income Series

•

Interest Rate Risk. The values of debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Series, but will affect the value of the Series’ shares. Interest rate risk is generally greater for investments with longer maturities.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Series might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

•	Limited Voting Rights. Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

•

Long-Term Maturities/Duration Risk. The risk that fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities or durations.

•

Redemption Risk. Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, the Series may not be able to reinvest the proceeds at comparable rates of return.

Foreign Investing Risk

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

•

Currency Rate Risk. Because the foreign securities in which the Series invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Series’ net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Series’ shares is calculated in U.S. dollars, it is possible for the Series to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Series’ holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Series’ holdings in foreign securities.

•

Emerging Market Investing Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a

Virtus Multi-Sector Fixed Income Series	5

few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

To the extent that the Series invests a significant portion of its assets in a particular emerging market, the Series will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Series as compared with the Series that does not have its holdings concentrated in a particular country.

High Yield-High Risk Fixed Income Securities (Junk Bonds) Risk

Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds”. Such securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Series pursues missed payments, there is a risk that Series expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

Market Volatility Risk

The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has led to volatile financial markets that expose the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Series’ ability to achieve its investment objective.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a Federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. These two types of securities share many of the same risks.

The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to the Series.

U.S. Government Securities Risk

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of Series shares will increase, and in fact the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

6	Virtus Multi-Sector Fixed Income Series

Management of the Series

The Adviser

VIA has served as the investment adviser to the Series since November 2010. VIA, located at 100 Pearl Street, Hartford, CT 06103, acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of December 31, 2011, VIA had approximately $20.8 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected Newfleet to serve as subadviser and perform the day-to-day management of the Series. Newfleet, subject to the supervision of VIA, is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

The Series pays VIA an investment management fee that is accrued daily against the value of the Series’ net assets at the following annual rate:

1st $250 million	$250+ million through $500 million	Over $500 million
0.50%	0.45%	0.40%

For its last fiscal year, the Series paid advisory fees at the rate 0.50% of its average net assets.

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that such expenses exceed 0.75% of the Series’ average net assets. This expense limitation agreement is in place through November 5, 2012.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have each received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions and without the approval of shareholders to: (a) employ a new unaffiliated subadviser for a Series pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an exiting subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

The Subadviser

Newfleet, an affiliate of VIA, is the subadviser to the Series (since June 2011) and has an office at 100 Pearl Street, Hartford, CT 06103. Newfleet acts as subadviser to mutual funds and as adviser to institutions and individuals. As of December 31, 2011, Newfleet had approximately $8.05 billion in assets under management. Newfleet has been an investment adviser since 1989.

From its investment advisory fee, VIA, not the Series, pays Newfleet for its subadvisory services at the annual rate of 0.20% of the Series’ average net assets.

Virtus Multi-Sector Fixed Income Series	7

Board of Trustees Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the year ended December 31, 2011 contains a discussion regarding the basis for the Trust’s Board of Trustees approval of the investment advisory and investment subadvisory agreements for the Series.

Portfolio Management

•

David L. Albrycht, CFA. Mr. Albrycht is Chief Investment Officer—Multi-Sector Fixed Income Strategies at Newfleet (since June 2011). Mr. Albrycht has been Portfolio Manager of the Series since 1998. He is also the lead portfolio manager of several other open-end and closed-end funds managed by Newfleet. Until June 2011, he was Executive Managing Director (2008 to 2011) and Vice President (2005 to 2008), Fixed Income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with VIA, at which time it was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates since 1991.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Series.

Other Investment Strategies and Risks

Information about the Series’ principal investment strategies and risks appears in the Fund Summary section and the sections entitled “Principal Investment Strategies” and “More About Principal Risks” above. The Series’ policy of investing 80% of its assets in fixed income securities is not fundamental and, therefore, may be changed without shareholder approval, but only upon 60 days’ written notice to shareholders.

The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order. Further descriptions of these investment strategies and practices can be found in the SAI. The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Borrowing

When the Series borrows money it is required to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage declines, for example as a result of market fluctuations, the Series may be required to sell some of its portfolio holdings quickly to reduce the debt and restore the required asset coverage, even though it may be disadvantageous from an investment standpoint to do so. Borrowing may exaggerate the effect on the Series’ net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs that may or may not be offset by appreciation of the securities purchased. The Series also may be subject to other conditions or fees that would increase the cost of borrowing over the stated interest rate. The various costs of borrowing may therefore ultimately exceed the income from investments made with such leverage.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective Series may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the Series. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

8	Virtus Multi-Sector Fixed Income Series

Derivatives

Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The Series may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Series may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject the Series to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders.

Equity Securities

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

Illiquid Securities

Certain securities in which the Series invests may be difficult to sell at the time and price beneficial to the Series, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the Series may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the Series to incur expenses in addition to those normally associated with the sale of a security.

Investment Grade Securities

The Series may invest in all types of long-term or short-term investment-grade debt obligations of U.S. issuers. In addition to the types of securities mentioned in connection with the Series’ principal investment strategies, the Series may also invest in other bonds, debentures, notes, municipal bonds, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper. Debt securities with lower credit ratings have a higher risk of default on payment of principal and interest and securities with longer maturities are subject to greater price fluctuations in response to changes in interest rates. If interest rates rise, the value of debt securities generally will fall.

Mutual Fund Investing

Through its investments in other mutual funds, the Series is exposed to not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the Series, indirectly bear. Such fees and expenses may exceed the fees and expenses the Series would have incurred if it invested in the underlying Series’ assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the Series may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the Series, and the Series might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the Series. If the Series invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs.

Virtus Multi-Sector Fixed Income Series	9

Repurchase Agreements

The Series may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Such agreements subject the Series to the risk of default or insolvency of the counterparty.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the Series.

Unrated Fixed Income Securities

The Series’ subadviser has the authority to make determinations regarding the quality of such securities for the purposes of assessing whether they meet the Series’ investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.

When-Issued and Delayed-Delivery Securities

The Series may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

Zero Coupon, Step coupon, Deferred Coupon and PIK Bonds

The Series may invest in any combination of zero coupon and step coupon bonds and bonds on which interest is payable in kind (“PIK”). The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the Series will not receive cash payments earned on these securities on a current basis, the Series may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

Distribution Plan

The Trust, on behalf of each series of the Trust, including the Multi-Sector Fixed Income Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). Pursuant to the Distribution Plan, the Trust has entered into a Distribution Agreement relating to the Distribution Plan with VP Distributors, LLC (the “Distributor”) located at 100 Pearl Street, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay other service providers) up to a total of 0.25% of the average daily net assets of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. It was subsequently reorganized into a Delaware statutory trust on February 14, 2011. The Trust currently consists of nine series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

10	Virtus Multi-Sector Fixed Income Series

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (“RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of Federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any Federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

•

dilution of the interests of long-term investors, if market timers or others transfer into a fund at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

•

an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

•	increased brokerage and administrative expenses.

Virtus Multi-Sector Fixed Income Series	11

Funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. In addition, funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. To the extent that the Series invests in these types of securities, it may be more susceptible to the risks of Disruptive Trading.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request.

Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The net asset value (“NAV”) per share of the Series is determined as of the close of regular trading of the New York Stock Exchange (“NYSE”) on days when the NYSE is open for trading. Since the Series does not price securities on weekends or United States national holidays, but foreign markets may be open on these days, the value of any foreign

12	Virtus Multi-Sector Fixed Income Series

assets of the Series and, therefore, the Series’ NAV may be significantly affected on days when an investor has no access to the Series. The NAV per share of the Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are principally traded or, if no closing price is available or there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Shares of other investment companies are valued at their respective NAVs. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ net asset value.

A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on exchanges throughout the world, the calculation of the NAV of the Series may not take place contemporaneously with the determination of the prices of certain portfolio securities of the Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the NAV per share was determined, which was likely to materially change the NAV, then the instrument would be valued using fair value considerations by the Board or its delegates.

Liabilities: Accrued liabilities for the Series-specific expenses (if any) and other liabilities are deducted from the assets of the Series. Accrued expenses and liabilities that are not Series-specific are allocated among the series in proportion to each series’ net assets except where an alternative allocation can be more appropriately made.

Fair Valuation

If market quotations are not readily available or where available prices are not reliable, the Series determines a “fair value” for an investment according to rules and procedures approved by the Board. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which limited or no trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list does not include all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of a portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the issuer’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Virtus Multi-Sector Fixed Income Series	13

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time of closing of the foreign market where the security is principally traded and the time that the Series calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the Series’ fair valuation procedures, may not reflect such security’s market value.

14	Virtus Multi-Sector Fixed Income Series

Financial Highlights

The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

Virtus Multi-Sector Fixed Income Series

	01/01/11 to 12/31/11	01/01/10 to 12/31/10	01/01/09 to 12/31/09	01/01/08 to 12/31/08	01/01/07 to 12/31/07
Net Asset Value, Beginning of Period	$9.55	$8.98	$6.86	$9.09	$9.25
Net Investment Income (Loss)(1)	0.63	0.61	0.57	0.57	0.53
Net Realized and Unrealized Gain (Loss)	(0.34)	0.65	2.15	(2.15)	(0.19)

Total from Investment Operations	0.29	1.26	2.72	(1.58)	0.34

Dividends from Net Investment Income	(0.66)	(0.69)	(0.60)	(0.65)	(0.50)
Distributions from Net Realized Gains	—	—	—	—	—

Total Distributions	(0.66)	(0.69)	(0.60)	(0.65)	(0.50)

Change in Net Asset Value	(0.37)	0.57	2.12	(2.23)	(0.16)

Net Asset Value, End of Period	$9.18	$9.55	$8.98	$6.86	$9.09

Total Return(2)	2.99%	14.36%	40.13%	(17.93)%	3.71%
Net Assets, End of Period (in thousands)	$197,016	$227,860	$206,107	$172,901	$250,867
Ratio of Net Operating Expenses to Average Net Assets(3)	0.75%	0.75%	0.75%	0.75%	0.74%
Ratio of Gross Operating Expenses to Average Net Assets (before Waivers and Reimbursements)(3)	0.97%	0.85%	0.84%	0.76%	0.74%
Ratio of Net Investment Income to Average Net Assets	6.50%	6.48%	7.06%	6.69%	5.65%
Portfolio Turnover Rate	39%	56%	72%	72%	94%

Footnote Legend:

(1)	Computed using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)	The Series will also indirectly bear its prorated share of expenses of the underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.

Virtus Multi-Sector Fixed Income Series	15

100 Pearl Street

Hartford, CT 06103

ADDITIONAL INFORMATION

You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Institutional Investors section of our Web site, virtus.com, or you can request copies by calling us toll-free at 1-800-367-5877.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Customer Service: 1-800-367-5877

Virtus Variable Insurance Trust
Investment Company Act File No. 811-04642	5-12
8504

VIRTUS VARIABLE INSURANCE TRUST

PROSPECTUS

Virtus Premium AlphaSectorSM Series

The Prospectus describes the Virtus Premium AlphaSectorSM Series (the “Series”), which is available as an underlying investment through a variable life insurance policy or a variable annuity contract (a “variable contract”). For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust series, call 1-800-367-5877 or visit virtus.com for a prospectus. Read it carefully before you invest.

May 1, 2012 Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Premium AlphaSectorSM Series

Virtus Premium AlphaSectorSM Series

Fund Summary

Investment Objective

Long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Virtus Premium AlphaSector Series (the “Series”). The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment):	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)
Management Fees	1.10%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses(1)	4.69%
Acquired Fund Fees and Expenses	0.20%
Total Annual Series Operating Expenses(1)	6.24%

(1)	Restated to reflect current expenses.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ total operating expenses remain the same. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Virtus Premium AlphaSector Series	$620	$1,837	$3,025	$5,866

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the period from inception (February 14, 2011) through its fiscal year end (December 31, 2011), the fund’s portfolio turnover rate was 249% of the average value of its portfolio.

Principal Investment Strategies

The Series seeks to track the Premium AlphaSectorSM Index (ASRP), a public index published by The NASDAQ OMX Group, Inc. (“NASDAQ”). The Series may invest in exchange-traded funds (“ETFs”) and/or securities representing the primary sectors of the S&P 500® Index and high-quality short-term securities. The primary sectors of the S&P 500® Index represented are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. Allocations are based on a proprietary quantitative model that seeks to evaluate “true” underlying trends within each sector by adjusting for unwarranted price distortions and changing levels of volatility in the market. The Series has the flexibility to invest in any combination of the sector ETFs and/or securities, a combination of sector ETFs and/or securities and high-quality short-term securities, or 100% in high-quality short-term securities. The series may also invest in stocks of primarily large-cap issuers. The Series may invest in a basket of securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the Series. The Series may also deviate from tracking the Premium AlphaSector Index and/or the model allocation if it is determined that tracking the index and/or the model allocation is likely to violate applicable legal on regulatory restrictions or otherwise result in adverse consequences for the Series.

Principal Risks

The Series may not achieve its objectives, and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time

Virtus Premium AlphaSectorSM Series	1

you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadvisers expect. As a result, the value of your shares may decrease. In addition, you will also be subject to the risks associated with the principal investment strategies of the exchange-traded funds in which the Series invests. The principal risks of investing in the Series are:

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Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Series invests will impact the value of the stocks held by the Series and thus, the value of the Series’ shares over short or extended periods. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

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Exchange-Traded Funds (ETFs) Risk. The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the Series of owning shares of the ETF will exceed those the Series would incur by investing in such securities directly.

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Market Volatility Risk. The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

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Portfolio Turnover Risk. The risk that the Series’ investment strategy will result in a high portfolio turnover rate, exposing the Series to increased brokerage commissions and/or additional capital gains for tax purposes, thereby decreasing the Series’ investment returns.

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Sector Concentration Risk. The risk that events negatively affecting a particular industry or market sector in which the Series focuses its investments will cause the value of the Series’ shares to decrease, perhaps significantly. To the extent that the Series invests a significant portion of its portfolio in ETFs representing one or more of the primary sectors of the S&P 500® Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the Series is more vulnerable to conditions that negatively affect such sectors as compared to a Series that is not significantly invested in such sectors.

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U.S. Government Securities Risk. The risk that U.S. Government securities in the Series portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance

The Series commenced operations on February 14, 2011. As a result, it does not have a significant operating history.

Performance information is available at virtus.com or by calling 800-367-5877.

Management

The Adviser and Subadvisers

Virtus Investment Advisors, Inc. (“VIA”) is the investment adviser to the Series.

Euclid Advisors LLC (“Euclid”), an affiliate of VIA, and F-Squared Institutional Advisors, LLC (“F-Squared Institutional”) are the subadvisers to the Series.

Portfolio Managers

>	Howard Present, Co-founder, President and CEO of F-Squared Institutional. Mr. Present has been Portfolio Manager since inception in February 2011.

>	Amy Robinson, Managing Director at Euclid. Ms. Robinson has been Portfolio Manager since inception in February 2011.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of the insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account

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(participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

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More About Principal Investment Strategies

The Series seeks to track the Premium AlphaSectorSM Index (ASRP), a public index published by NASDAQ. The Series may invest in ETFs and/or securities representing the primary sectors of the S&P 500® Index and high-quality short-term securities. ETFs are funds that are traded on securities exchanges that generally hold a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. The primary sectors of the S&P 500® Index represented are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. Allocations are based on a proprietary quantitative model that seeks to evaluate “true” underlying trends within each sector by adjusting for unwarranted price distortions and changing levels of volatility in the market. The model allocates to the sectors using a model that results in sectors either being included in the portfolio or entirely excluded. The analytical model does not attempt to determine relative weights versus the S&P 500® Index weights or relative to other sector weights; it simply seeks to determine whether or not each sector is positioned to produce positive absolute returns. Sectors that are included are equally weighted, with a maximum allocation per sector of 25% at time of rebalancing. When three or fewer sectors are represented, the remainder is allocated to high-quality short-term securities, up to 100%. The Series may invest in a basket of securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the Series. In times of extreme market weakness, the Series has the ability to move partially or fully to high-quality short-term securities.

F-Squared Institutional provides Euclid with a model portfolio weekly. Euclid is responsible for final portfolio allocation decisions and for placing all transactions. Euclid monitors the Series’ allocations to the underlying securities and is responsible for rebalancing assets to maintain the target allocations among the underlying ETFs and/or securities, while taking into account any other factors Euclid may deem relevant, such as cash flow and/or timing considerations. The Series may deviate from tracking the Premium AlphaSector Index and/or the model allocation if it is determined that tracking the Index and/or model allocation is likely to violate applicable legal or regulatory restrictions or otherwise result in adverse consequences for the Series.

To the extent the Series invests primarily in ETFs, it will be considered a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the Series, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, Including ETFs, are subject to statutory limitations prescribed in the Investment Company Act of 1940. Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more that 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The Series has obtained exemptive relief from the SEC to permit it to invest in affiliated and unaffiliated funds, including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The Series may rely on the various exemptive orders to invest in ETFs.

The Series’ investment objective is non-fundamental, which means it may be changed without shareholder approval.

Please see “More About Principal Risks” for information about the risks of investing in the Series.

More About Principal Risks

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

•

Large Market Capitalization Companies. The risk that the value of investments in larger companies may not rise as much as smaller companies, or that larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

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Exchange-Traded Funds (“ETFs”) Risk

ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that Series shareholders indirectly bear; such expenses may exceed the expenses the Series would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.

Market Volatility Risk

The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has led to volatile financial markets that expose the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Series’ ability to achieve its investment objective.

Portfolio Turnover Risk

The Series’ investment strategy may result in a high portfolio turnover rate. A high portfolio turnover rate may result in correspondingly greater brokerage commission expenses and the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect the Series’ performance.

Sector Concentration Risk

The value of the investments of a series that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the Series as compared with a series that does not have its holdings similarly concentrated. Events negatively affecting the industries or markets sectors in which the Series has invested are therefore likely to cause the value of the Series’ shares to decrease, perhaps significantly.

Short-Term Investments

The fund may invest in short-term investments, which may include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

U.S. Government Securities Risk

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of Series shares will increase, and in fact the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

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Management of the Series

The Adviser

VIA has served as the investment adviser to the Series since its inception in February 2011. VIA, located at 100 Pearl Street, Hartford, CT 06103, acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of December 31, 2011, VIA had approximately $20.8 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected Euclid and F-Squared Institutional to serve as subadvisers. Subject to the supervision of VIA, F-Squared Institutional is responsible for providing Euclid with a model portfolio weekly, while Euclid is responsible for final portfolio allocation decisions and for placing all transactions.

The Series pays VIA an investment management fee that is accrued daily against the value of the Series’ net assets at the annual rate of 1.10%.

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that such expenses exceed 1.70% of the Series’ average net assets. This expense limitation agreement is voluntary and may be discontinued at any time.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have each received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions and without the approval of shareholders to: (a) employ a new unaffiliated subadviser for a Series pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an exiting subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

The Subadvisers

Euclid has served as subadviser to the Series since September 2011. Euclid, an affiliate of VIA, has an office at 100 Pearl Street, Hartford, CT 06103. As of December 31, 2011, Euclid had approximately $4.3 billion in assets under management. As subadviser to the Series, Euclid is responsible for determining final allocations and trading decisions following receipt of F-Squared Institutional’s investment recommendations.

F-Squared Institutional has served as the limited services subadviser to the Series since its inception in February 2011. F-Squared Institutional is located at 2221 Washington Street, Suite 201, Newton, MA 02462. F-Squared Institutional has been an investment adviser since 2010 and provides investment management and advisory services to institutional and separately managed accounts. As of December 31, 2011, F-Squared Institutional had approximately $3.3 billion in assets under management.

From its investment advisory fee, VIA, not the Series, pays F-Squared Institutional for the limited subadvisory services it provides with respect to the Series at the rate of 50% of the net advisory fee. From its investment advisory fee, VIA, not the Series, also pays Euclid for its subadvisory services at the rate of 20% of the net advisory fee.

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Board of Trustees Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the period ended December 31, 2011 contains a discussion regarding the basis for the Trust’s Board of Trustees’ approval of the investment advisory and investment subadvisory agreement with Euclid for the Series. The Trust’s semiannual report for the period ended June 30, 2011 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment subadvisory agreement with F-Squared Institutional for the Series.

Portfolio Management

•

Howard Present. Mr. Present is co-founder, President and CEO of F-Squared Institutional. As Co-Portfolio Manager of the Series, he is responsible for providing the model portfolios to VIA on a weekly basis. Prior to F-Squared Institutional and its affiliates, he was founder and President of Helicon Partners LLC (2004-2006), a boutique management firm specializing in new business development within the financial services industry. Mr. Present has over 21 years of investment management industry experience.

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Amy Robinson. Ms. Robinson is Managing Director of Euclid (since September 2011) and leads Euclid’s equity trading function. She also served in this role for VIA from 1992 to 2011. In this role Ms. Robinson is responsible for all trading activities of investment portfolios and mutual funds; she also manages strategic operational initiatives for the firm. As Co-Portfolio Manager of the Series, she is responsible for determining final allocations and trading decisions following receipt of the limited services subadviser’s investment recommendations. Ms. Robinson has 33 years of investment experience and is a former president of the Security Traders Association of Connecticut.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Series.

Other Investment Strategies and Risks

Information about the Series’ principal investment strategies and risks appears in the Fund Summary section and the sections entitled “Principal Investment Strategies” and “More About Principal Risks” above. The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies. Further descriptions of these investment strategies and practices can be found in the SAI.

The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the Series.

Distribution Plan

The Trust, on behalf of each series of the Trust, including the Premium AlphaSector Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). Pursuant to the Distribution Plan, the Trust has entered into a Distribution Agreement relating to the Distribution Plan with VP Distributors, LLC (the “Distributor”) located at 100 Pearl Street, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay other service providers) up to a total of 0.25% of the average daily net assets of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

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More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. It was subsequently reorganized into a Delaware statutory trust on February 14, 2011. The Trust currently consists of nine series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (“RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of Federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any Federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

If the Series has rental income or income from the disposition of real property acquired as a result of a default on securities such Series may own, the receipt of such income may adversely affect its ability to retain its tax status as a RIC.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent

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purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

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dilution of the interests of long-term investors, if market timers or others transfer into a fund at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

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an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

•	increased brokerage and administrative expenses.

For example, mutual funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. Funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. To the extent that the Series invests in these types of securities, it may be more susceptible to the risks of Disruptive Trading.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request.

Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

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Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The net asset value (“NAV”) per share of the Series is determined as of the close of regular trading of the New York Stock Exchange (“NYSE”) on days when the NYSE is open for trading. Since the Series does not price securities on weekends or United States national holidays, but foreign markets may be open on these days, the value of any foreign assets of the Series and, therefore, the Series’ NAV may be significantly affected on days when an investor has no access to the Series. The NAV per share of the Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

Assets: The Series’ assets consist primarily of shares of exchange-traded funds (“ETFs”), which are valued at current market prices. Equity securities held directly by the Series and ETFs are valued at the official closing price (typically last sale) on the exchange on which the securities are principally traded or, if no closing price is available or there had been no sale that day, at the last bid price. Debt securities (other than short-term investments) held directly by the Series are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Shares of other investment companies are valued at their respective NAVs. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ NAV.

A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on exchanges throughout the world, the calculation of the NAV of the Series may not take place contemporaneously with the determination of the prices of certain portfolio securities of the Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the NAV per share was determined, which was likely to materially change the NAV, then the instrument would be valued using fair value considerations by the Board or its delegates.

Liabilities: Accrued liabilities for the Series-specific expenses (if any) and other liabilities are deducted from the assets of the Series. Accrued expenses and liabilities that are not Series-specific are allocated among the series in proportion to each series’ net assets except where an alternative allocation can be more appropriately made.

Fair Valuation

If market quotations are not readily available or where available prices are not reliable, the Series determines a “fair value” for an investment according to rules and procedures approved by the Board. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which limited or no trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list does not include all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

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The value of a portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the company’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time of closing of the foreign market where the security is principally traded and the time that the Series calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the Series’ fair valuation procedures, may not reflect such security’s market value.

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Appendix A

Additional Information About The Premium AlphaSectorsm Index

The Premium AlphaSectorSM Index (ASRP) is an active public index published by NASDAQ and designed to outperform the S&P 500® Index while also seeking to manage downside risk and lower overall volatility. It is an equal weighted index comprised of a limited number of sector-based ETFs and a short-term Treasury bond ETF as a cash proxy. The ETFs are selected weekly based on the output of a proprietary analytical model that evaluates sector trends while adjusting for changing levels of volatility. The Index is constituted to focus on avoiding losses of its underlying ETFs, and has the ability to move defensively to large “cash” positions in periods of broader market weakness.

The tables below show performance of the Premium AlphaSector Index as compared with the performance of the S&P 500 Index. The Premium AlphaSector Index and the S&P 500 Index are not available for direct investment and their performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio. Both indexes are calculated on a total return basis with dividends reinvested.

	Premium AlphaSector Index	S&P 500 Index
Annual Returns (calendar year)
2002	5.04%	-22.10%
2003	24.07%	28.68%
2004	14.90%	10.88%
2005	6.83%	4.91%
2006	16.81%	15.79%
2007	14.86%	5.49%
2008	-1.13%	-37.00%
2009	32.22%	26.46%
2010	17.66%	15.06%
2011	1.68%	2.11%

	1 Year	5 Years	10 Years	Since Inception of Premium AlphaSector Index (4/1/01)(1)
Average Annual Total Return (for the periods ended 12/31/11)
Premium AlphaSector Index	1.68%	12.43%	12.87%	12.56%
S&P 500® Index	2.11%	-0.25%	2.92%	2.71%

(1) The Index inception date is April 1, 2001; it commenced daily calculation and dissemination by NASDAQ with a base value 100.00 on January 3, 2011.

Active Index Solutions, LLC is the source and owner of the trademarks, service marks and copyrights related to the Premium AlphaSector Index, including the AlphaSector name. Use of these marks by the Series has been licensed by and through F-Squared Institutional and/or its affiliates.

12	Virtus Premium AlphaSectorSM Series

Financial Highlights

The financial highlights table provided below is intended to help you understand the Series’ financial performance for the period of the Series’ operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

Virtus Premium AlphaSector™ Series

	02/14/11(4) to 12/31/11
Net Asset Value, Beginning of Period	$10.00
Net Investment Income (Loss)(1)	0.08
Net Realized and Unrealized Gain (Loss)	(0.52)

Total from Investment Operations	(0.44)

Dividends from Net Investment Income	(0.07)
Distributions from Net Realized Gains	—

Total Distributions	(0.07)

Change in Net Asset Value	(0.51)

Net Asset Value, End of Period	$9.49

Total Return(2)	(4.47	)%(6)
Net Assets, End of Period (in thousands)	$1,250
Ratio of Net Operating Expenses to Average Net Assets(3)	1.70	%(5)
Ratio of Gross Operating Expenses to Average Net Assets (before Waivers and Reimbursements)(3)	7.31	%(5)
Ratio of Net Investment Income to Average Net Assets	0.98	%(5)
Portfolio Turnover Rate	249	%(6)

Footnote Legend:

(1)	Computed using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)	The Series will also indirectly bear its prorated share of expenses of the underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(4)	Inception date
(5)	Annualized
(6)	Not Annualized

Virtus Premium AlphaSectorSM Series	13

100 Pearl Street

Hartford, CT 06103

ADDITIONAL INFORMATION

You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Institutional Investors section of our Web site, virtus.com, or you can request copies by calling us toll-free at 1-800-367-5877.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Customer Service: 1-800-367-5877

Virtus Variable Insurance Trust (VVIT) Investment Company Act File No. 811-04642	5-12
8510

VIRTUS VARIABLE INSURANCE TRUST

PROSPECTUS

Virtus Real Estate Securities Series

The Prospectus describes the Virtus Real Estate Securities Series (the “Series”), which is available as an underlying investment through a variable life insurance policy or a variable annuity contract (“a variable contract”). For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust series, call 1-800-367-5877 or visit virtus.com for a prospectus. Read it carefully before you invest.

May 1, 2012 Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Real Estate Securities Series

Fund Summary

Investment Objective

Capital appreciation and income with approximately equal emphasis.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Virtus Real Estate Securities Series (the “Series”). The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment):	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.21%
Total Annual Series Operating Expenses(1)	1.21%

(1)	Restated to reflect current expenses.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ total operating expenses remain the same. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Virtus Real Estate Securities Series	$123	$384	$665	$1,466

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Series offers exposure to the equity real estate investment trust (REITs) market utilizing a Growth at a Reasonable Price style with macroeconomic and fundamental security analysis to identify the most attractive investment candidates. The subadviser believes the value of a REIT extends beyond the value of the underlying real estate and that through fundamental research, it can uncover and exploit inefficiencies in the market.

Under normal circumstances, the Series invests 80% of its assets in publicly-traded REITs and companies that are principally engaged in the real estate industry. The Series concentrates its assets in the real estate industry and is non-diversified under federal securities laws.

Principal Risks

The Series may not achieve its objectives, and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the Series are:

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Equity REIT Securities Risk. The risk that the value of the Series’ shares will be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, and changes in the value of the underlying real estate and defaults by borrowers.

Virtus Real Estate Securities Series	1

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Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Series invests will impact the value of the stocks held by the Series and thus, the value of the Series’ shares over short or extended periods.

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Industry/Sector Concentration Risk. The risk that the events negatively affecting real estate securities will cause the value of the Series’ shares to decrease, perhaps significantly. Since the Series concentrates its assets in real estate related securities, the Series is more vulnerable to conditions that negatively affect real estate related securities as compared to a fund that does not concentrate holdings in such securities.

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Market Volatility Risk. The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

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Non-Diversification Risk. The risk that the Series will be more susceptible to factors negatively impacting the securities in its portfolio to the extent that each such security represents a significant portion of the Series’ assets.

Performance

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index (the S&P 500® Index) and a narrowly based benchmark that reflect the market sectors in which the Series invests (FTSE NAREIT Equity Index). The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted.

Calendar Year Annual Total Returns

Best Quarter: 3Q/2009: 33.37%	Worst Quarter: 4Q2/2008: -38.56%	Year to date: (3/31/12): 11.02%

Average Annual Total Returns (for the periods ended 12/31/11)	1 Year	5 Years	10 Years
Virtus Real Estate Securities Series	9.87%	(0.69%)	12.27%
S&P 500® Index (does not reflect fees or expenses)	2.11%	(0.25%)	2.92%
FTSE NAREIT Equity REITs Index (does not reflect fees or expenses)	8.29%	(1.42%)	10.20%

Updated performance information is available at virtus.com or by calling 1-800-367-5877.

Management

The Adviser and Subadviser

Virtus Investment Advisors, Inc. (“VIA”) is the investment adviser to the Series.

Duff & Phelps Investment Management Co. (“Duff & Phelps”), an affiliate of VIA, is the subadviser to the Series.

Portfolio Managers

>	Geoffrey P. Dybas, CFA, Senior Vice President and Global Team Head at Duff & Phelps. Mr. Dybas has been Senior Portfolio Manager since 2007.

2	Virtus Real Estate Securities Series

>	Frank J. Haggerty, Jr., CFA, Senior Vice President and Senior REIT Analyst at Duff & Phelps. Mr. Haggerty has been Portfolio Manager since 2007.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of the insurance companies. Virtus Valuable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

Virtus Real Estate Securities Series	3

More About Principal Investment Strategies

Under normal circumstances, the Series invests 80% of its assets in publicly-traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry. An issuer is considered principally engaged in the real estate industry if at least 50% of its gross revenues or net profits come from the ownership, development, construction, financing, management or sale of real estate. The Series, however, does not make direct investments in real estate. The Series’ policy of investing 80% of its assets in real estate related securities may be changed only upon 60 days’ written notice to shareholders.

The Series concentrates its assets in the real estate industry and is non-diversified under federal securities laws.

The Series invests principally in equity REITs. Generally, REITs are publicly-traded companies that manage portfolios of real estate to earn profits for shareholders through investments in commercial and residential real estate. Equity REITs own real estate directly. The Series may invest in issuers of any capitalization. At December 31, 2011, the market capitalization range of the issuers in which the Series was invested was $309 million to $37.8 billion.

The subadviser uses a blended approach in its security selection process, combining a pursuit of growth and value. Securities are selected using a two-tiered screening process. First the subadviser screens the universe of eligible securities for those that it believes offer the potential for reasonably-priced initial appreciation, continued dividend growth and that show signs the issuer is an efficient user of capital. Securities that survive this screening are further evaluated based on interviews and fundamental research that focus on the issuer’s strength of management and property, financial and performance reviews.

Securities are evaluated for sale if their market value exceeds the subadviser’s estimated value, if its financial performance is expected to decline or if the subadviser believes the security’s issuer fails to adjust its strategy to the real estate market cycle.

Temporary Defensive Strategy: When the subadviser believes there are extraordinary risks associated with investment in real estate related securities, the Series may take temporary defensive positions that are inconsistent with its principal investment strategies by investing up to 100% of its assets in short-term investments such as money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances. When this allocation happens, the Series may not achieve its investment objective.

Please see “More About Principal Risks” for information about the risks of investing in the Series.

More About Principal Risks

Equity REIT Securities Risk

The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. Investing in equity REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Series to possibly fail to qualify as a regulated investment company.

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to

4	Virtus Real Estate Securities Series

events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

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Large Market Capitalization Companies. The risk that the value of investments in larger companies may not rise as much as smaller companies, or that larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

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Small and Medium Market Capitalization Companies. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Series.

Industry/Sector Concentration Risk

The value of the investments of the Series that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the Series as compared with a Series that does not have its holdings similarly concentrated. Since the Series concentrates its assets in real estate related securities, events negatively affecting the real estate industry are therefore likely to cause the value of the Series’ shares to decrease, perhaps significantly.

Market Volatility Risk

The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has led to volatile financial markets that expose the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Series’ ability to achieve its investment objective.

Non-Diversification Risk

As a non-diversified investment company, the Series is not limited in the proportion of assets that it may invest in the securities of any one issuer. If the Series takes concentrated positions in a small number of issuers, the Series may be more susceptible to the risks associated with those issuers, or to a single economic, political, regulatory or other event affecting those issuers.

Management of the Series

The Adviser

VIA has served as the investment adviser to the Series since November 2010, VIA, located at 100 Pearl Street, Hartford, CT 06103, acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of December 31, 2011, VIA had approximately $20.8 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected Duff & Phelps, an affiliate of VIA, to serve as subadviser and perform the day-to-day management of the Series. Duff & Phelps, subject to the supervision of VIA, is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

Virtus Real Estate Securities Series	5

The Series pays VIA an investment management fee that is accrued daily against the value of the Series’ net assets at the following annual rate:

1st $1 billion	$1+ billion through $2 billion	Over $2 billion
0.75%	0.70%	0.65%

For its last fiscal year, the Series paid advisory fees at the rate 0.75% of its average net assets.

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that such expenses exceed 1.10% of the Series’ average net assets. This expense limitation agreement is in place through November 5, 2012.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have each received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions and without the approval of shareholders to: (a) employ a new unaffiliated subadviser for a Series pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an exiting subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

The Subadviser

Duff & Phelps has served as the subadviser to the Series since August 2007, and previously served as investment adviser to the Series. Duff & Phelps, an affiliate of VIA, provides investment management and related services to institutional investors, corporations and individuals. Duff & Phelps also serves as investment adviser for other funds. Duff & Phelps had approximately $8.6 billion in assets under management as of December 31, 2011. Duff & Phelps is located at 200 S Wacker Dr. Suite 500, Chicago, IL 60606.

From its investment advisory fee, VIA, not the Series, pays Duff & Phelps for its subadvisory services at the rate of 50% of the gross advisory fee.

Board of Trustees Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the year ended December 31, 2011 contains a discussion regarding the basis for the Trust’s Board of Trustees approval of the investment advisory and investment subadvisory agreements for the Series.

Portfolio Management

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Geoffrey P. Dybas, CFA, joined Duff & Phelps in 1995 and serves as Senior Vice President and Global Team Head and co-founder for all dedicated REIT portfolios managed by Duff & Phelps. His primary responsibilities include sharing portfolio management and trading decisions, and conducting research on the equity REIT universe.

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Frank J. Haggerty, Jr., CFA, joined Duff & Phelps in 2005 and serves as Senior Vice President and Senior REIT Analyst, providing support for the dedicated REIT products managed by Duff & Phelps. Prior to joining Duff & Phelps, Mr. Haggerty was a senior analyst and portfolio manager at ABN AMRO Asset Management for seven years.

6	Virtus Real Estate Securities Series

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Series.

Other Investment Strategies and Risks

Information about the Series’ principal investment strategies and risks appears in the Fund Summary section and the sections entitled “Principal Investment Strategies” and “More About Principal Risks” above. The Series’ policy of investing 80% of its assets in REITs and other real estate related securities is not fundamental and, therefore, may be changed without shareholder approval, but only upon 60 days’ written notice to shareholders.

The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order. Further descriptions of these investment strategies and practices can be found in the SAI.

The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective Series may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the Series. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Derivatives

Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The Series may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Series may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject the Series to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders.

Exchange-Traded Funds (“ETFs”)

ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that Series shareholders indirectly bear; such expenses may exceed the expenses the Series would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.

Virtus Real Estate Securities Series	7

Illiquid and Restricted Securities

Certain securities in which the Series invests may be difficult to sell at the time and price beneficial to the Series, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the Series may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the Series to incur expenses in addition to those normally associated with the sale of a security.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the Series.

Short-Term Investments

Short-term investments include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Unrated Fixed Income Securities

The Series’ subadviser has the authority to make determinations regarding the quality of unrated fixed income securities for the purposes of assessing whether they meet the Series’ investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.

U.S. and Foreign Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of Series shares will increase, and in fact the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Foreign obligations may not be backed by the government of the issuing country, and are subject to foreign investing risks.

Distribution Plan

The Trust, on behalf of each series of the Trust, including the Real Estate Securities Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). Pursuant to the Distribution Plan, the Trust has entered into a Distribution Agreement relating to the Distribution Plan with VP Distributors, LLC (the “Distributor”) located at 100 Pearl Street, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay other service providers) up to a total of 0.25% of the average daily net assets of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

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More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. It was subsequently reorganized into a Delaware statutory trust on February 14, 2011. The Trust currently consists of nine series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (“RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of Federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any Federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

If the Series has rental income or income from the disposition of real property acquired as a result of a default on securities such Series may own, the receipt of such income may adversely affect its ability to retain its tax status as a RIC.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent

Virtus Real Estate Securities Series	9

purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

•

dilution of the interests of long-term investors, if market timers or others transfer into a fund at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

•

an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

•	increased brokerage and administrative expenses.

For example, mutual funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. Funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. To the extent that the Series invests in these types of securities, it may be more susceptible to the risks of Disruptive Trading.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request.

Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

10	Virtus Real Estate Securities Series

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The net asset value (“NAV”) per share of the Series is determined as of the close of regular trading of the New York Stock Exchange (“NYSE”) on days when the NYSE is open for trading. Since the Series does not price securities on weekends or United States national holidays, but foreign markets may be open on these days, the value of any foreign assets of the Series and, therefore, the Series’ NAV may be significantly affected on days when an investor has no access to the Series. The NAV per share of the Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are principally traded or, if no closing price is available or there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Shares of other investment companies are valued at their respective NAVs. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ NAV.

A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on exchanges throughout the world, the calculation of the NAV of the Series may not take place contemporaneously with the determination of the prices of certain portfolio securities of the Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the NAV per share was determined, which was likely to materially change the NAV, then the instrument would be valued using fair value considerations by the Board or its delegates.

Liabilities: Accrued liabilities for the Series-specific expenses (if any) and other liabilities are deducted from the assets of the Series. Accrued expenses and liabilities that are not Series-specific are allocated among the series in proportion to each series’ net assets except where an alternative allocation can be more appropriately made.

Fair Valuation

If market quotations are not readily available or where available prices are not reliable, the Series determines a “fair value” for an investment according to rules and procedures approved by the Board. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which limited or no trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list does not include all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of a portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the

Virtus Real Estate Securities Series	11

amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the company’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (Viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time of closing of the foreign market where the security is principally traded and the time that the Series calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the Series’ fair valuation procedures, may not reflect such security’s market value.

12	Virtus Real Estate Securities Series

Financial Highlights

The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

Virtus Real Estate Securities Series

	01/01/11 to 12/31/11	01/01/10 to 12/31/10	01/01/09 to 12/31/09	01/01/08 to 12/31/08	01/01/07 to 12/31/07
Net Asset Value, Beginning of Period	$25.43	$20.25	$16.26	$26.82	$35.60
Net Investment Income (Loss)(1)	0.24	0.28	0.44	0.56	0.51
Net Realized and Unrealized Gain (Loss)	2.25	5.35	4.12	(10.17)	(6.00)

Total from Investment Operations	2.49	5.63	4.56	(9.61)	(5.49)

Dividends from Net Investment Income	(0.19)	(0.45)	(0.57)	(0.37)	(0.44)
Distributions from Net Realized Gains	(1.55)	—	—	(0.58)	(2.85)

Total Distributions	(1.74)	(0.45)	(0.57)	(0.95)	(3.29)

Change in Net Asset Value	0.75	5.18	3.99	(10.56)	(8.78)

Net Asset Value, End of Period	$26.18	$25.43	$20.25	$16.26	$26.82

Total Return(2)	9.87%	28.00%	29.11%	(36.88)%	(15.71)%
Net Assets, End of Period (in thousands)	$103,114	$110,769	$112,750	$86,199	$135,140
Ratio of Net Operating Expenses to Average Net Assets(3)	1.10%	1.10%	1.10%	1.01%	0.98%
Ratio of Gross Operating Expenses to Average Net Assets (before Waivers and Reimbursements)(3)	1.22%	1.11%	1.11%	1.01%	0.98%
Ratio of Net Investment Income to Average Net Assets	0.90%	1.23%	2.80%	2.33%	1.50%
Portfolio Turnover Rate	22%	36%	43%	42%	23%

Footnote Legend:

(1)	Computed using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)	The Series will also indirectly bear its prorated share of expenses of the underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.

Virtus Real Estate Securities Series	13

100 Pearl Street

Hartford, CT 06103

ADDITIONAL INFORMATION

You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Institutional Investors section of our Web site, virtus.com, or you can request copies by calling us toll-free at 1-800-367-5877.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Customer Service: 1-800-367-5877

Virtus Variable Insurance Trust Investment Company Act File No. 811-04642	5-12
8502

VIRTUS VARIABLE INSURANCE TRUST

PROSPECTUS

Virtus Small-Cap Growth Series

The Prospectus describes the Virtus Small-Cap Growth Series (the “Series”), which is available as an underlying investment through a variable life insurance policy or a variable annuity contract (“a variable contract”). For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust series, call 1-800-367-5877 or visit virtus.com for a prospectus. Read it carefully before you invest.

May 1, 2012 Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Small-Cap Growth Series

Virtus Small-Cap Growth Series

Fund Summary

Investment Objective

Long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Virtus Small-Cap Growth Series (the “Series”). The table and the example do not include any fees or sales charges under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment):	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)
Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.23%
Acquired Fund Fees and Expenses	0.01%
Total Annual Series Operating Expenses(1)	1.34%

(1)	Restated to reflect current expenses.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ total operating expenses remain the same. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Virtus Small-Cap Growth Series	$136	$425	$734	$1,613

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

The Series pursues long-term capital appreciation in the small-cap sector while seeking to provide the risk characteristics of the less volatile large-cap S&P 500® Index. The Series invests in a select group of small-cap companies believed by the subadviser to be growth companies and undervalued relative to their future growth potential. The investment strategy emphasizes companies assessed by the subadviser as having a competitive advantage, strong management and low financial risk and as able to grow over market cycles, despite their discounted valuations.

Under normal circumstances, the Series invests at least 80% of its assets in common stocks of small capitalization companies. As of the date of this Prospectus, the subadviser considers small capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Growth Index. Because small capitalization companies are defined by reference to an index, the market capitalization of companies in which the Series invests may vary with market conditions. As of December 31, 2011, the market capitalization range of companies included in the Russell 2000® Growth Index was $23 million to $3.7 billion. Generally, the Series invests in approximately 20-35 securities at any given time.

Principal Risks

The Series may not achieve its objective, and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for

Virtus Small-Cap Growth Series	1

a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the Series are:

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Series invests will impact the value of the stocks held by the Series and thus, the value of the Series’ shares over short or extended periods.

>	Growth Stocks Risk. The risk that the Series will underperform when growth investing is out of favor or that the Series’ investments will not appreciate as anticipated.

>

Limited Number of Investments Risk. The risk that the Series’ portfolio will be more susceptible to factors adversely affecting issuers of securities in the Series’ portfolio than would a fund holding a greater number of securities.

>

Market Volatility Risk. The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>	Small Company Risk. The risk that the Series’ investments in small companies will be more volatile than investments in larger companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ total return performance from year to year over the life of the Series. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index (the S&P 500® Index) and another index that reflects the market sectors in which the Series invests (Russell 2000® Growth Index). The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted.

Calendar Year Annual Total Returns

Best Quarter: 2Q/2003: 27.79%	Worst Quarter: 4Q/2008: -25.51%	Year to date: (3/31/12): 9.17%

Average Annual Total Returns (for the periods ended 12/31/11)	1 Year	5 Years	Since Aug. 12, 2002
Virtus Small-Cap Growth Series	16.59%	0.71%	9.07%
S&P 500® Index (does not reflect fees or expenses)	2.11%	(0.25%)	5.67%
Russell 2000® Growth Index (does not reflect fees or expenses)	(2.91%)	2.09%	8.98%

Updated performance information is available at virtus.com or by calling 1-800-367-5877.

Management

The Adviser and Subadviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series.

Kayne Anderson Rudnick Investment Management LLC (“Kayne”), an affiliate of VIA, is the subadviser to the Series.

2	Virtus Small-Cap Growth Series

Portfolio Managers

>	Todd Beiley, CFA, Senior Research Analyst at Kayne. Mr. Beiley has been Portfolio Manager since November 2010.

>	Jon Christensen, CFA, Senior Research Analyst at Kayne. Mr. Christensen has been Portfolio Manager since November 2010.

>	Robert Schwarzkopf, CFA, Chief Investment Officer at Kayne. Mr. Schwarzkopf has been Portfolio Manager since November 2010.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

Virtus Small-Cap Growth Series	3

More About Principal Investment Strategies

Under normal circumstances, the Series invests at least 80% of its assets in common stocks of small capitalization companies. As of the date of this Prospectus, the subadviser considers small capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Growth Index. Because small capitalization companies are defined by reference to an index, the market capitalization of companies in which the Series may invest may vary with market conditions. As of December 31, 2011, the market capitalization range of companies included in the Russell 2000® Growth Index was $23 million to $3.7 billion. The Series’ policy of investing 80% of its assets in small capitalization companies may be changed only upon 60 days written notice to shareholders.

The subadviser uses a strategy emphasizing consistently growing, highly profitable, low debt companies with rising cash flows which the subadviser deems to be of high quality. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, relative competitive position in the industry and its financial structure. A proprietary model is used to determine relative value. Generally, the Series invests in approximately 20-35 securities at any given time.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, achieve a target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.

Temporary Defensive Strategy: During periods of adverse market conditions, the Series may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash and short-term money market instruments, including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers’ acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the Series may not achieve its objective.

Please see “More About Principal Risks” for information about the risks of investing in the Series.

More About Principal Risks

Equity Securities Risks

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

•

Growth Stocks. There is a possibility that the Series’ focus on growth investing will cause the Series to underperform when growth investing is out of favor, or that the Series’ investments will not appreciate as anticipated. Growth investing may increase the volatility of the Series’ share price.

•

Small Market Capitalization Companies. Small companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Series.

Limited Number of Investments Risk

The risk that the Series’ portfolio will be more susceptible to factors adversely affecting issuers of securities in the Series’ portfolio than would the Series holding a greater number of securities.

4	Virtus Small-Cap Growth Series

Market Volatility Risk

The value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has exposed the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that they hold. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Series’ ability to achieve its investment objective.

Management of the Series

The Adviser

VIA has served as the investment adviser to the Virtus Small-Cap Growth Series since November 2010. VIA, located at 100 Pearl Street, Hartford, CT 06103, acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of December 31, 2011, VIA had approximately $20.8 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected Kayne, an affiliate of VIA, to serve as subadviser and perform the day-to-day management of the Series. Kayne, subject to the supervision of VIA, is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

The Series pays VIA an investment management fee that is accrued daily against the value of the Series’ net assets at the annual rate of 0.85%.

For its last fiscal year, the Series paid advisory fees to the adviser at the rate 0.85% of its average net assets.

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding, interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that such expenses exceed 1.05% of the Series’ average net assets. This expense limitation agreement is in place through November 5, 2012.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have each received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions and without the approval of shareholders to: (a) employ a new unaffiliated subadviser for a Series pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an exiting subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Virtus Small-Cap Growth Series	5

The Subadviser

Kayne has served as subadviser to the Series since November 2010. Kayne, an affiliate of VIA, is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. Kayne acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of December 31, 2011, Kayne had approximately $5.5 billion in assets under management.

From its investment advisory fee, VIA, not the Series, pays Kayne for its subadvisory services at the rate of 50% of the net advisory fee.

Board of Trustees Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the year ended December 31, 2011 contains a discussion regarding the basis for the Trust’s Board of Trustees approval of the investment advisory and investment subadvisory agreements for the Series.

Portfolio Management

The following individuals are the members of the team of equity investment professionals jointly and primarily responsible for the day-to-day management of the Series’ portfolio.

•

Todd Beiley, CFA. Mr. Beiley has served as Co-Portfolio Manager since November 2010. He is also a Co-Portfolio Manager of other funds managed by Kayne. Mr. Beiley is a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization health-care sector. Before joining Kayne in 2002, Mr. Beiley was an associate analyst in equity research at Prudential Securities. He has over 12 years of investment industry experience.

•

Jon Christensen, CFA. Mr. Christensen has served as Co-Portfolio Manager since November 2010. He is also a Co-Portfolio Manager of other funds managed by Kayne. Mr. Christensen is a portfolio manager and senior research analyst with primary research responsibilities for the small- and mid-capitalization consumer sector. Before joining Kayne in 2001, he was a portfolio manager and senior research analyst for Doheny Asset Management. Mr. Christensen has approximately 16 years of investment industry experience.

•

Robert Schwarzkopf, CFA. Mr. Schwarzkopf has served as Co-Portfolio Manager since November 2010. He is also a Co-Portfolio Manager of other funds managed by Kayne. Mr. Schwarzkopf is Chief Investment Officer (since 2007), a portfolio manager for the small- and mid-cap equity portfolios (since 1992), and a member of the Executive Management Committee of Kayne. Before joining Kayne in 1991, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and portfolio manager for Pilgrim Regional Bankshares. He has approximately 30 years of investment industry experience.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Series.

Other Investment Strategies and Risks

Information about the Series’ principal investment strategies and risks appears in the Fund Summary section and the sections entitled “More About Principal Investment Strategies” and “More About Principal Risks” above. The Series’ policy of investing 80% of its assets in small capitalization companies is not fundamental and, therefore, may be changed without shareholder approval, but only upon 60 days’ written notice to shareholders.

The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order. Further descriptions of these investment strategies and practices can be found in the SAI.

The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

6	Virtus Small-Cap Growth Series

Borrowing

When the Series borrows money it is required to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage declines, for example as a result of market fluctuations, the Series may be required to sell some of its portfolio holdings quickly to reduce the debt and restore the required asset coverage, even though it may be disadvantageous from an investment standpoint to do so. Borrowing may exaggerate the effect on the Series’ net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs that may or may not be offset by appreciation of the securities purchased. The Series also may be subject to other conditions or fees that would increase the cost of borrowing over the stated interest rate. The various costs of borrowing may therefore ultimately exceed the income from investments made with such leverage.

Depositary Receipts

The Series may invest in American Depositary Receipts (ADRs), sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts) and other similar instruments representing securities of foreign companies. Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investments in securities of foreign issuers.

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

•

Currency Rate Risk. Because the foreign securities in which the Series invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Series’ net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Series’ shares is calculated in U.S. dollars, it is possible for the Series to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Series’ holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Series’s holdings in foreign securities.

Illiquid and Restricted Securities

Certain securities in which the Series invests may be difficult to sell at the time and price beneficial to the Series, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the Series may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the Series to incur expenses in addition to those normally associated with the sale of a security.

Mutual Fund Investing

Through its investments in other mutual funds, the Series is exposed to not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the Series, indirectly bear. Such fees and expenses may exceed the fees and expenses the Series would have incurred if it invested in the underlying Series’ assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the Series may increase or decrease. An underlying fund may change its

Virtus Small-Cap Growth Series	7

investment objective or policies without the approval of the Series, and the Series might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the Series. If the Series invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the Series.

Short-Term Investments

The Series may invest in short-term investments, which may include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Distribution Plan

The Trust, on behalf of each series of the Trust, including the Small-Cap Growth Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). Pursuant to the Distribution Plan, the Trust has entered into a Distribution Agreement relating to the Distribution Plan with VP Distributors, LLC (the “Distributor”) located at 100 Pearl Street, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay service providers) up to a total of 0.25% of the average daily net assets of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. It was subsequently reorganized into a Delaware statutory trust on February 14, 2011. The Trust currently consists of nine series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets

8	Virtus Small-Cap Growth Series

of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (“RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of Federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any Federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

•

dilution of the interests of long-term investors, if market timers or others transfer into a fund at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

•

an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

•	increased brokerage and administrative expenses.

Because the Series invests primarily in small-cap securities, it may be more susceptible to arbitrage opportunities because of the less liquid nature of small-cap securities.

For example, mutual funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. Funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. To the extent that the Series invests in these types of securities, it may be more susceptible to the risks of Disruptive Trading.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable

Virtus Small-Cap Growth Series	9

contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request.

Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The net asset value (“NAV”) per share of the Series is determined as of the close of regular trading of the New York Stock Exchange (“NYSE”) on days when the NYSE is open for trading. Since the Series does not price securities on weekends or United States national holidays, the NAV of any foreign assets of the Series may be significantly affected on days when an investor has no access to the Series. The NAV per share of the Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are principally traded or, if no closing price is available or there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity

10	Virtus Small-Cap Growth Series

of 60 days or less are valued at amortized cost, which approximates market value. Shares of other investment companies are valued at their respective NAVs. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ NAV.

A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on exchanges throughout the world, the calculation of the NAV of the Series may not take place contemporaneously with the determination of the prices of certain portfolio securities of the Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the NAV per share was determined, which was likely to materially change the NAV, then the instrument would be valued using fair value considerations by the Board or its delegates.

Liabilities: Accrued liabilities for the Series-specific expenses (if any) and other liabilities are deducted from the assets of the Series. Accrued expenses and liabilities that are not Series-specific are allocated among the series in proportion to each series’ net assets except where an alternative allocation can be more appropriately made.

Fair Valuation

If market quotations are not readily available or where available prices are not reliable, the Series determines a “fair value” for an investment according to rules and procedures approved by the Board. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which limited or no trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list does not include all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of a portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the issuer’s financial statements; (v) trading volume on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time of closing of the foreign market where the security is principally traded and the time that the Series calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the Series’ fair valuation procedures, may not reflect such security’s market value.

Virtus Small-Cap Growth Series	11

Financial Highlights

The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

Virtus Small-Cap Growth Series

	01/01/11 to 12/31/11	01/01/10 to 12/31/10	01/01/09 to 12/31/09	01/01/08 to 12/31/08	01/01/07 to 12/31/07
Net Asset Value, Beginning of Period	$13.24	$11.66	$9.53	$17.85	$18.65
Net Investment Income (Loss)(1)	(0.02)	(0.07)	(0.08)	(0.10)	(0.12)
Net Realized and Unrealized Gain (Loss)	2.23	1.65	2.21	(7.76)	3.07

Total from Investment Operations	2.21	1.58	2.13	(7.86)	2.95

Dividends from Net Investment Income	—	—	—	—	—
Distributions from Net Realized Gains	(1.42)	—	—	(0.46)	(3.75)

Total Distributions	(1.42)	—	—	(0.46)	(3.75)

Change in Net Asset Value	0.79	1.58	2.13	(8.32)	(0.80)

Net Asset Value, End of Period	$14.03	$13.24	$11.66	$9.53	$17.85

Total Return(2)	16.59%	13.53%	22.39%	(44.92)%	16.10%
Net Assets, End of Period (in thousands)	$64,868	$68,463	$26,310	$25,716	$55,768
Ratio of Net Operating Expenses to Average Net Assets(3)	1.05%	1.05%	1.05%	1.00%	1.00%
Ratio of Gross Operating Expenses to Average Net Assets (before Waivers and Reimbursements)(3)	1.35%	1.33%	1.41%	1.20%	1.12%
Ratio of Net Investment Income to Average Net Assets	(0.15)%	(0.55)%	(0.83)%	(0.75)%	(0.62)%
Portfolio Turnover Rate	35%	179%	262%	177%	59%

Footnote Legend:

(1)	Computed using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)	The Series will also indirectly bear its prorated share of expenses of the underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.

12	Virtus Small-Cap Growth Series

100 Pearl Street

Hartford, CT 06103

ADDITIONAL INFORMATION

You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Institutional Investors section of our Web site, virtus.com, or you can request copies by calling us toll-free at 1-800-367-5877.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Customer Service: 1-800-367-5877

Virtus Variable Insurance Trust Investment Company Act File No. 811-04642 8505	5-12

VIRTUS VARIABLE INSURANCE TRUST

PROSPECTUS

Virtus Small-Cap Value Series

The Prospectus describes the Virtus Small-Cap Value Series (the “Series”), which is available as an underlying investment through a variable life insurance policy or a variable annuity contract (“a variable contract”). For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust series, call 1-800-367-5877 or visit virtus.com for a prospectus. Read it carefully before you invest.

May 1, 2012 Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Small-Cap Value Series

Virtus Small-Cap Value Series

Fund Summary

Investment Objective

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Virtus Small-Cap Value Series (the “Series”). The table and the example do not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment):	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.20%
Acquired Fund Fees and Expenses	0.01%
Total Annual Series Operating Expenses(1)	1.36%

(1)	Restated to reflect current expenses.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ total operating expenses remain the same. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Virtus Small-Cap Value Series	$138	$431	$745	$1,635

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Series pursues long-term capital appreciation in the small-cap sector while seeking to provide the risk characteristics of the less volatile large-cap S&P 500® Index. The Series invests in a select group of small-cap companies believed by the subadviser to be value companies and undervalued relative to their future growth potential. The investment strategy emphasizes companies assessed by the subadviser as having a competitive advantage, strong management and low financial risk and as able to grow over market cycles, despite their discounted valuations.

Under normal circumstances, the Series invests at least 80% of its assets in common stocks of small capitalization companies. As of the date of this Prospectus, the subadviser considers small capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Value Index. Because small capitalization companies are defined by reference to an index, the market capitalization of companies in which the Series invests may vary with market conditions. As of December 31, 2011, the market capitalization range of companies included in the Russell 2000® Value Index was $37 million to $3.7 billion. Generally, the Series invests in approximately 20-35 securities at any given time.

Principal Risks

The Series may not achieve its objective, and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time

Virtus Small-Cap Value Series	1

you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the Series are:

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Series invests will impact the value of the stocks held by the Series and thus, the value of the Series’ shares over short or extended periods.

>

Limited Number of Investments Risk. The risk that the Series’ portfolio will be more susceptible factors adversely affecting issuers of securities in the Series’ portfolio than would the Series holding a greater number of securities.

>

Market Volatility Risk. The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>	Small Company Risk. The risk that the Series’ investments in small companies will be more volatile than investments in larger companies.

>	Value Stocks Risk. The risk that the Series will underperform when value investing is out of favor or that the Series’ investments will not appreciate as anticipated.

Performance

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index (the S&P 500® Index) and another index that reflects the market sectors in which the Series invests (the Russell 2000® Value Index). The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted.

Calendar Year Annual Total Returns

Best Quarter: 2Q/2003: 21.15%	Worst Quarter: 4Q/2008: -29.64%	Year to date: (3/31/12): 11.14%

Average Annual Total Returns (for the periods ended 12/31/11)	1 Year	5 Years	10 Years
Virtus Small-Cap Value Series	4.54%	(2.04%)	6.21%
S&P 500® Index (does not reflect fees or expenses)	2.11%	(0.25%)	2.92%
Russell 2000® Value Index (does not reflect fees or expenses)	(5.50%)	(1.87%)	6.40%

Updated performance information is available at virtus.com or by calling 1-800-367-5877.

Management

The Adviser and Subadviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series.

Kayne Anderson Rudnick Investment Management LLC (“Kayne”), an affiliate of VIA, is the subadviser to the Series.

2	Virtus Small-Cap Value Series

Portfolio Managers

>	Julie Kutasov, Senior Research Analyst at Kayne. Ms. Kutasov has been Portfolio Manager since November 2010.

>	Robert Schwarzkopf, CFA, Chief Investment Officer at Kayne. Mr. Schwarzkopf has been Portfolio Manager since November 2010.

>	Craig Stone, Senior Research Analyst at Kayne. Mr. Stone has been Portfolio Manager since November 2010.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

Virtus Small-Cap Value Series	3

More About Principal Investment Strategies

Under normal circumstances, the Series invests at least 80% of its assets in common stocks of small capitalization companies. As of the date of this Prospectus, the subadviser considers small capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Value Index. Because small capitalization companies are defined by reference to an index, the market capitalization of companies in which the Series may invest may vary with market conditions. As of December 31, 2011, the market capitalization range of companies included in the Russell 2000® Value Index was $37 million to $3.7 billion. The Series’ policy of investing 80% of its assets in small capitalization companies may be changed only upon 60 days written notice to shareholders.

The subadviser uses a strategy emphasizing consistently growing, highly profitable, low-debt companies in mature industries with rising cash flows which the subadviser deems to be of high quality. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, relative competitive position in the industry and its financial structure. A proprietary model is used to determine relative value. Generally, the Series invests in approximately 20-35 securities at any given time.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, achieve a target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.

Temporary Defensive Strategy: During periods of adverse market conditions, the Series may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the Series may not achieve its objective.

Please see “More About Principal Risks” for information about the risks of investing in the Series.

More About Principal Risks

Equity Securities Risks

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

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Small Capitalization Companies. Small companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Series.

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Value Stocks. There is a possibility that the Series’ focus on value investing will cause the Series to underperform when value investing is out of favor, or that investments in companies whose securities are believed to be undervalued do not appreciate as anticipated. Value investing may increase the volatility of the Series’ share price.

Limited Number of Investments Risk

The risk that the Series’ portfolio will be more susceptible to factors adversely affecting issuers of securities in the Series’ portfolio than would the Series holding a greater number of securities.

4	Virtus Small-Cap Value Series

Market Volatility Risk

The value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has exposed the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that they hold. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Series’ ability to achieve its investment objective.

Management of the Series

The Adviser

VIA has served as the investment adviser to the Series since November 2010. VIA, located at 100 Pearl Street, Hartford, CT 06103, acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of December 31, 2011, VIA had approximately $20.8 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected Kayne, an affiliate of VIA, to serve as subadviser and perform the day-to-day management of the Series. Kayne, subject to the supervision of VIA, is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

The Series pays VIA an investment management fee that is accrued daily against the value of the Series’ net assets at the annual rate of 0.90%.

For its last fiscal year, the Series paid advisory fees at the rate 0.90% of its average net assets.

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that such expenses exceed 1.30% of the Series’ average net assets. This expense limitation agreement is in place through November 5, 2012.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have each received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions and without the approval of shareholders to: (a) employ a new unaffiliated subadviser for a Series pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an exiting subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Virtus Small-Cap Value Series	5

The Subadviser

Kayne has served as the subadviser to the Series since November 2010. Kayne, an affiliate of VIA, is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. Kayne acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of December 31, 2011, Kayne had approximately $5.5 billion in assets under management.

From its investment advisory fee, VIA, not the Series, pays Kayne for its subadvisory services at the rate of 50% of the net advisory fee.

Board of Trustees Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the year ended December 31, 2011 contains a discussion regarding the basis for the Trust’s Board of Trustees approval of the investment advisory and investment subadvisory agreements for the Series.

Portfolio Management

The following individuals are the members of the team of equity investment professionals jointly and primarily responsible for the day-to-day management of the Series’ portfolio.

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Julie Kutasov. Ms. Kutasov has served as Co-Portfolio Manager since November 2010. She is also a Co-Portfolio Manager of one or more other funds managed by Kayne. Ms. Kutasov is a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization financials sector. Before joining Kayne in 2001, Ms. Kutasov worked in the investment management group at Goldman Sachs. She has approximately 10 years of investment industry experience.

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Robert Schwarzkopf, CFA. Mr. Schwarzkopf has served as Co-Portfolio Manager since November 2010. He is also a Co-Portfolio Manager of one or more other funds managed by Kayne. Mr. Schwarzkopf is Chief Investment Officer (since 2007), a portfolio manager for the small- and mid-cap equity portfolios (since 1992), and a member of the Executive Management Committee of Kayne. Before joining Kayne in 1991, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and portfolio manager for Pilgrim Regional Bankshares. He has approximately 30 years of investment industry experience.

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Craig Stone. Mr. Stone has served as Co-Portfolio Manager since November 2010. He is also a Co-Portfolio Manager of one or more other funds managed by Kayne. Mr. Stone is a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization capital goods and energy sectors. Before joining Kayne in 2000, Mr. Stone was a Portfolio Manager at Doheny Asset Management. He has approximately 22 years of investment industry experience.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Series.

Other Investment Strategies and Risks

Information about the Series’ principal investment strategies and risks appears in the Fund Summary section and the sections entitled “More About Principal Investment Strategies” and “More About Principal Risks” above. The Series’ policy of investing 80% of its assets in small-cap equity securities is not fundamental and, therefore, may be changed without shareholder approval, but only upon 60 days’ written notice to shareholders.

The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order. Further descriptions of these investment strategies and practices can be found in the SAI. The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

6	Virtus Small-Cap Value Series

Borrowing

When the Series borrows money it is required to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage declines, for example as a result of market fluctuations, the Series may be required to sell some of its portfolio holdings quickly to reduce the debt and restore the required asset coverage, even though it may be disadvantageous from an investment standpoint to do so. Borrowing may exaggerate the effect on the Series’ net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs that may or may not be offset by appreciation of the securities purchased. The Series also may be subject to other conditions or fees that would increase the cost of borrowing over the stated interest rate. The various costs of borrowing may therefore ultimately exceed the income from investments made with such leverage.

Depositary Receipts

The Series may invest in American Depositary Receipts (ADRs), sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts) and other similar instruments representing securities of foreign companies. Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investments in securities of foreign issuers.

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

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Currency Rate Risk. Because the foreign securities in which the Series invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Series’ net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Series’ shares is calculated in U.S. dollars, it is possible for the Series to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Series’ holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Series’ holdings in foreign securities.

Illiquid and Restricted Securities

Certain securities in which the Series invests may be difficult to sell at the time and price beneficial to the Series, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the Series may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the Series to incur expenses in addition to those normally associated with the sale of a security.

Mutual Fund Investing

Through its investments in other mutual funds, the Series is exposed to not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the Series, indirectly bear. Such fees and expenses may exceed the fees and expenses the Series would have incurred if it invested in the underlying Series’ assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted

Virtus Small-Cap Value Series	7

average operating expenses borne by the Series may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the Series, and the Series might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the Series. If the Series invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the Series.

Short-Term Investments

The Series may invest in short-term investments, which may include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Distribution Plan

The Trust, on behalf of each series of the Trust, including the Small-Cap Value Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). Pursuant to the Distribution Plan, the Trust has entered into a Distribution Agreement relating to the Distribution Plan with VP Distributors, LLC (the “Distributor”) located at 100 Pearl Street, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay service providers) up to a total of 0.25% of the average daily net assets of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. It was subsequently reorganized into a Delaware statutory trust on February 14, 2011. The Trust currently consists of nine series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

8	Virtus Small-Cap Value Series

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (“RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of Federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any Federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

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dilution of the interests of long-term investors, if market timers or others transfer into a fund at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

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an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

•	increased brokerage and administrative expenses.

Because the Series invests primarily in small-cap securities, it may be more susceptible to arbitrage opportunities because of the less liquid nature of small-cap securities.

For example, mutual funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. To the extent that the Series investors in these types of securities, it may be more susceptible to the tasks of Disruptive Trading.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract

Virtus Small-Cap Value Series	9

owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request. Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The net asset value (“NAV”) per share of the Series is determined as of the close of regular trading of the New York Stock Exchange (“NYSE”) on days when the NYSE is open for trading. Since the Series does not price securities on weekends or United States national holidays, but foreign markets may be open on these days, the value of any foreign assets of the Series and, therefore, the Series’ NAV may be significantly affected on days when an investor has no access to the Series. The NAV per share of the Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are principally traded or, if no closing price is available or there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Shares of other investment

10	Virtus Small-Cap Value Series

companies are valued at their respective NAVs. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ NAV.

A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on exchanges throughout the world, the calculation of the net asset value of the Series may not take place contemporaneously with the determination of the prices of certain portfolio securities of the Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the NAV, then the instrument would be valued using fair value considerations by the Board or its delegates.

Liabilities: Accrued liabilities for the Series-specific expenses (if any) and other liabilities are deducted from the assets of the Series. Accrued expenses and liabilities that are not Series-specific are allocated among the series in proportion to each series’ net assets except where an alternative allocation can be more appropriately made.

Fair Valuation

If market quotations are not readily available or where available prices are not reliable, the Series determines a “fair value” for an investment according to rules and procedures approved by the Board. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which limited or no trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list does not include all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of a portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the issuer’s financial statements; (v) trading volume on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time of closing of the foreign market where the security is principally traded and the time that the Series calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the Series’ fair valuation procedures, may not reflect such security’s market value.

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Financial Highlights

The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

Virtus Small-Cap Value Series

	01/01/11 to 12/31/11	01/01/10 to 12/31/10	01/01/09 to 12/31/09	01/01/08 to 12/31/08	01/01/07 to 12/31/07
Net Asset Value, Beginning of Period	$12.33	$10.55	$8.77	$14.46	$17.03
Net Investment Income (Loss)(1)	0.12	0.15	0.01	0.04	— (2)
Net Realized and Unrealized Gain (Loss)	0.48	1.69	1.81	(5.42)	(0.30)

Total from Investment Operations	0.60	1.84	1.82	(5.38)	(0.30)

Dividends from Net Investment Income	(0.10)	(0.06)	(0.04)	(0.01)	—
Distributions from Net Realized Gains	(0.84)	—	—	(0.30)	(2.27)

Total Distributions	(0.94)	(0.06)	(0.04)	(0.31)	(2.27)

Change in Net Asset Value	(0.34)	1.78	1.78	(5.69)	(2.57)

Net Asset Value, End of Period	$11.99	$12.33	$10.55	$8.77	$14.46

Total Return(3)	4.54%	17.40%	20.90%	(37.91)%	(2.10)%
Net Assets, End of Period (in thousands)	$129,907	$151,281	$38,421	$38,012	$73,242
Ratio of Net Operating Expenses to Average Net Assets(4)	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Gross Operating Expenses to Average Net Assets (before Waivers and Reimbursements)(4)	1.36%	1.41%	1.51%	1.38%	1.31%
Ratio of Net Investment Income to Average Net Assets	0.95%	1.34%	0.14%	0.33%	(0.03)%
Portfolio Turnover Rate	22%	69%	153%	50%	32%

Footnote Legend:

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005.
(3)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(4)	The Series will also indirectly bear its prorated share of expenses of the underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.

12	Virtus Small-Cap Value Series

100 Pearl Street

Hartford, CT 06103

ADDITIONAL INFORMATION

You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Institutional Investors section of our Web site, virtus.com, or you can request copies by calling us toll-free at 1-800-367-5877.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Customer Service: 1-800-367-5877

Virtus Variable Insurance Trust Investment Company Act File No. 811-04642 8506	5-12

VIRTUS VARIABLE INSURANCE TRUST

PROSPECTUS

Virtus Strategic Allocation Series

The Prospectus describes the Virtus Strategic Allocation Series (the “Series”), which is available as an underlying investment through a variable life insurance policy or a variable annuity contract (“a variable contract”). For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust series, call 1-800-367-5877 or visit virtus.com for a prospectus. Read it carefully before you invest.

May 1, 2012 Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Strategic Allocation Series

Virtus Strategic Allocation Series

Fund Summary

Investment Objective

High total return over an extended period of time consistent with prudent investment risk.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Virtus Strategic Allocation Series (the “Series”). The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment):	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.21%
Total Annual Series Operating Expenses(1)	1.06%

(1)	Restated to reflect current expenses.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ total operating expenses remain the same. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Virtus Strategic Allocation Series	$108	$337	$585	$1,294

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The adviser and subadvisers will jointly allocate investments of the Series among three market segments—stock, bond and money market.

The adviser and subadvisers will jointly adjust the mix of investments among the three market segments to capitalize on perceived variations in potential returns as economic and financial conditions change.

The Series may invest 0-100% in any one market segment.

For the Series’ equity allocation, Euclid Advisors LLC (“Euclid”) focuses on large-cap U.S. stocks employing a Growth at Reasonable Price philosophy in the security selection process. For the fixed income allocation, Newfleet Asset Management, LLC (“Newfleet”) employs a sector rotation approach and seeks to adjust the fixed income portion of the Series’ investment in various sectors and the selections within sectors to obtain higher relative returns.

Investments in the money market segment will be for the purpose of attempting to achieve high current income, the preservation of capital, and liquidity.

Principal Risks

The Series may not achieve its objective, and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series

Virtus Strategic Allocation Series	1

invests can be worse than expected, and investments may fail to perform as the subadvisers expect. As a result, the value of your shares may decrease. The principal risks of investing in the Series are:

>

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>

Emerging Market Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Series invests will impact the value of the stocks held by the Series and thus, the value of the Series’ shares over short or extended periods. Investments in smaller companies may be more volatile than investments in larger companies.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

>

High Yield-High Risk Fixed Income Securities (Junk Bonds) Risk. The risk that the issuers of high yield-high risk securities in the Series’ portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

>	Interest Rate Risk. The risk that when interest rates rise, the values of the Series’ debt securities, especially those with longer maturities, will fall.

>	Long-Term Maturities/Durations Risk. The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

>

Market Volatility Risk. The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.

>

U.S. Government Securities Risk. The risk that the U.S. Government securities in the Series’ portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The table shows how the Series’ average annual returns compare to those of two broad-based securities market indices (the S&P 500® Index and the Barclays Capital U.S. Aggregate Bond Index) and a composite benchmark that reflects a hypothetical asset allocation among market sectors for the Series. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted.

Calendar Year Annual Total Returns

Best Quarter: 2Q/2009: 13.28%	Worst Quarter: 4Q/2008: -14.29%	Year to date (3/31/12): 10.28%

2	Virtus Strategic Allocation Series

Average Annual Total Returns (for the periods ended 12/31/11)	1 Year	5 Years	10 Years
Virtus Strategic Allocation Series	1.91%	2.56%	4.02%
S&P 500® Index (does not reflect fees or expenses)	2.11%	(0.25%)	2.92%
Barclays Capital U.S. Aggregate Bond Index (does not reflect fees or expenses)	7.84%	6.50%	5.78%
Composite: 60% S&P 500® Index/40% Barclays Capital U.S. Aggregate Bond Index (does not reflect fees or expenses)	4.69%	2.84%	4.40%

Updated performance information is available at virtus.com or by calling 1-800-367-5877.

Management

The Adviser and Subadvisers

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series.

Euclid, an affiliate of VIA, is the subadviser for the equity portion of the Series, and Newfleet, an affiliate of VIA, is the subadviser for the fixed income portion of the Series.

Portfolio Managers

>	David L. Albrycht, CFA, Chief Investment Officer—Multi-Sector Fixed Income Strategies at Newfleet. Mr. Albrycht has been Portfolio Manager since 2007.

>	David Dickerson, Managing Director at Euclid. Mr. Dickerson has been Portfolio Manager since March 2009.

>	Carlton Neel, Senior Managing Director at Euclid. Mr. Neel has been Portfolio Manager since March 2009.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

Virtus Strategic Allocation Series	3

More About Principal Investment Strategies

The adviser and subadvisers will jointly allocate investments of the Series among three market segments—stock, bond and money market.

The adviser and subadvisers will jointly adjust the mix of investments among the three market segments to capitalize on perceived variations in potential returns as economic and financial conditions change.

The Series may invest 0-100% in any one market segment.

Euclid employs a Growth at a Reasonable Price (GARP) philosophy in its equity security selection process. Generally, the Series invests in issuers having capitalizations within the range of companies included in the Russell 1000® Index; however, the Series may invest in mid- and small-cap issuers as well. Security selection begins with a top-down approach and econometric analysis of each sector. Each sector is then analyzed at the industry level. A fundamental analysis is then conducted within the industries to identify securities that Euclid believes offer superior return opportunity.

For fixed income securities, Newfleet uses a sector-rotation approach. Newfleet seeks to adjust the fixed income portion of the Series’ investment in various sectors and the selections within sectors to obtain higher relative returns. Newfleet selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that Newfleet believes offer the best potential for total return based on risk-to-reward tradeoff. The Series generally invests in highly-rated debt securities, although it may invest up to 10% of its total assets in junk bonds. The Series may invest up to 10% of its assets in securities of foreign issuers.

Investments in the money market segment will be for the purpose of attempting to achieve high current income, the preservation of capital, and liquidity.

More About Principal Risks

Debt Securities Risk

Debt securities are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt securities include the following:

•

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

•

Interest Rate Risk. The values of debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Series, but will affect the value of the Series’ shares. Interest rate risk is generally greater for investments with longer maturities.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Series might have to reinvest the

4	Virtus Strategic Allocation Series

proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

•	Limited Voting Rights. Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

•

Long-Term Maturities/Duration Risk. The risk that fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities or durations.

•

Redemption Risk. Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, the Series may not be able to reinvest the proceeds at comparable rates of return.

Equity Securities Risks

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

•

Large Market Capitalization Companies. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

•

Small and Medium Market Capitalization Companies. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Series.

Foreign Investing Risk

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

•

Currency Rate Risk. Because the foreign securities in which the Series invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Series’ net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Series’ shares is calculated in U.S. dollars, it is possible for the Series to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Series’ holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Series’ holdings in foreign securities.

•

Emerging Market Investing Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates

Virtus Strategic Allocation Series	5

of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

To the extent that the Series invests a significant portion of its assets in a particular emerging market, the Series will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Series as compared with the Series that does not have its holdings concentrated in a particular country.

High Yield-High Risk Fixed Income Securities (Junk Bonds) Risk

Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds”. Such securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Series pursues missed payments, there is a risk that Series expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

Market Volatility Risk

The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has led to volatile financial markets that expose the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Series’ ability to achieve its investment objective.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a Federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. These two types of securities share many of the same risks.

The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to the Series.

U.S. Government Securities Risk

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of Series shares will increase, and in fact the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

6	Virtus Strategic Allocation Series

Management of the Series

The Adviser

VIA has served as the investment adviser to the Series since November 2010. VIA, located at 100 Pearl Street, Hartford, CT 06103, acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of December 31, 2011, VIA had approximately $20.8 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected Euclid as subadviser with respect to the equity portion of the Series and Newfleet to serve as subadviser with respect to the fixed income portion of the Series. Euclid and Newfleet perform the day-to-day management of the Series. Euclid and Newfleet are responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

The Series pays VIA an investment management fee that is accrued daily against the value of the Series’ net assets at the following annual rates:

1st $250 million	$250+ million through $500 million	Over $500 million
0.60%	0.55%	0.50%

For its last fiscal year, the Series paid advisory fees at the rate 0.60% of its average net assets.

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that such expenses exceed 0.85% of the Series’ average net assets. This expense limitation agreement is in place through November 5, 2012.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have each received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions and without the approval of shareholders to: (a) employ a new unaffiliated subadviser for a Series pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an exiting subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

The Subadvisers

Euclid, an affiliate of VIA, is a subadviser to the Series (since September 2011) and has offices at 100 Pearl Street, Hartford, CT 06103 and 900 Third Avenue, New York, NY 10022. Euclid acts as subadviser to mutual funds. As of December 31, 2011, Euclid had approximately $4.3 billion in assets under management.

Newfleet, an affiliate of VIA, is a subadviser to the Series (since June 2011) and has an office at 100 Pearl Street, Hartford, CT 06103. Newfleet acts as subadviser to mutual funds and as adviser to institutions and individuals. As of December 31, 2011, Newfleet had approximately $8.05 billion in assets under management.

From its investment advisory fee, VIA, and not the Series, pays Euclid for its subadvisory services at the rate of 50% of the net advisory fee applicable to the equity portion of the Series’ assets, and pays Newfleet for its subadvisory services at the annual rate of 0.23% of the average net fixed income assets of the Series.

Virtus Strategic Allocation Series	7

Board of Trustees Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the year ended December 31, 2011 contains a discussion regarding the basis for the Trust’s Board of Trustees approval of the investment advisory and investment subadvisory agreements for the Series.

Portfolio Management

David L. Albrycht, CFA, of Newfleet manages the fixed income investments of the Series (since 2007).

•

Mr. Albrycht is Chief Investment Officer—Multi-Sector Fixed Income Strategies at Newfleet (since June 2011). Mr. Albrycht has been a Co-Portfolio Manager of the Series since 2007. He is also the lead portfolio manager of several open-end and closed-end funds managed by Newfleet. Until June 2011, he was Executive Managing Director (2008 to 2011) and Vice President (2005 to 2008), Fixed Income, of Goodwin Capital Advisers, Inc. Previously, he was associated with VIA, at which time it was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates since 1991.

David Dickerson and Carlton Neel of Euclid manage the equity investments of the Series (since March 2009), and they are jointly and primarily responsible for the day-to-day management of the Series’ equity investments.

•

Mr. Dickerson is Managing Director of Euclid (since September 2011) and Senior Vice President of Zweig Advisers LLC (“Zweig”). He also serves as a co-portfolio manager of several open-end and closed-end funds managed by Euclid or Zweig. For the periods from July 2002 until returning to Zweig in April 2003, Mr. Dickerson was a managing director and principal of Shelter Rock Capital Partners, L.P., a market neutral hedge fund. While previously employed by Zweig from 1993 until July 2002, Mr. Dickerson served as senior portfolio manager for a number of the former Phoenix-Zweig mutual funds.

•

Mr. Neel is Senior Managing Director of Euclid (since September 2011) and Senior Vice President of Zweig. He also serves as a co-portfolio manager of several open-end and closed-end funds managed by Euclid or Zweig. For the period from July 2002 until returning to Zweig in April 2003, Mr. Neel was a managing director and principal of Shelter Rock Capital Partners, L.P., a market neutral hedge fund. While previously employed by Zweig from 1995 until July 2002, Mr. Neel served as senior portfolio manager for a number the former Phoenix-Zweig mutual funds.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities in the Series.

Other Investment Strategies and Risks

Information about the Series’ principal investment strategies and risks appears in the Fund Summary section and the sections entitled “More About Principal Investment Strategies” and “More About Principal Risks” above. The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order. Further descriptions of these investment strategies and practices can be found in the SAI.

The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Borrowing

When the Series borrows money, it is required to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage declines, for example as a result of market fluctuations, the Series may be required to sell some of its portfolio holdings quickly to reduce the debt and restore the required asset coverage, even though it may be disadvantageous from an investment standpoint to do so. Borrowing may exaggerate the effect on the Series’ net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs that may or may not be offset by appreciation of the securities purchased. The Series also may be subject to other conditions or fees that would increase the cost of borrowing over the stated interest rate. The various costs of borrowing may therefore ultimately exceed the income from investments made with such leverage.

8	Virtus Strategic Allocation Series

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective Series may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the Series. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Derivatives

Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The Series may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Series may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject the Series to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders.

Financial Futures and Related Options

The Series may use financial futures contracts and related options for hedging purposes. Futures and options involve market risk in excess of their value and may not be as liquid as other securities.

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

•

Currency Rate Risk. Because the foreign securities in which the Series invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Series’ net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Series’ shares is calculated in U.S. dollars, it is possible for the Series to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Series’ holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Series’ holdings in foreign securities.

Virtus Strategic Allocation Series	9

Illiquid and Restricted Securities

Certain securities in which the Series invests may be difficult to sell at the time and price beneficial to the Series, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the Series may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the Series to incur expenses in addition to those normally associated with the sale of a security.

Investment Grade Securities

The Series may invest in all types of long-term or short-term investment-grade debt obligations of U.S. issuers. In addition to the types of securities mentioned in connection with the Series’ principal investment strategies, the Series may also invest in other bonds, debentures, notes, municipal bonds, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper. Debt securities with lower credit ratings have a higher risk of default on payment of principal and interest and securities with longer maturities are subject to greater price fluctuations in response to changes in interest rates. If interest rates rise, the value of debt securities generally will fall.

Mutual Fund Investing

Through its investments in other mutual funds, the Series is exposed to not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the Series, indirectly bear. Such fees and expenses may exceed the fees and expenses the Series would have incurred if it invested in the underlying Series’ assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the Series may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the Series, and the Series might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the Series. If the Series invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs.

Repurchase Agreements

The Series may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Such agreements subject the Series to the risk of default or insolvency of the counterparty.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the Series.

Short Sales

Short sales are transactions in which the Series sells a security that it does not own (or that it owns but does not intend to deliver) in anticipation that the price of the security will decline. In order to establish a short position in a security, the Series must first borrow the security from a broker or other institution to complete the sale. The Series may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the Series replaces the security, the Series may experience a loss. The Series’ loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Series paid for the security at the time it was borrowed.

Short-Term Instruments

The Series may invest in short-term investments, which may include money market instruments, repurchase agreements, certificates of deposit and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

10	Virtus Strategic Allocation Series

Unrated Fixed Income Securities

The Series’ fixed income subadviser has the authority to make determinations regarding the quality of such securities for the purposes of assessing whether they meet the Series’ investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.

When-Issued and Delayed—Delivery Securities

The Series may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds

The Series may invest in any combination of zero coupon and step coupon bonds and bonds on which interest is payable in kind (“PIK”). The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the Series will not receive cash payments earned on these securities on a current basis, the Series may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

Distribution Plan

The Trust, on behalf of each series of the Trust, including the Strategic Allocation Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). Pursuant to the Distribution Plan, the Trust has entered into a Distribution Agreement relating to the Distribution Plan with VP Distributors, LLC (the “Distributor”) located at 100 Pearl Street, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributors (who may in turn pay service providers) up to a total of 0.25% of the average daily net assets of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. It was subsequently reorganized into a Delaware statutory trust on February 14, 2011. The Trust currently consists of nine series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

Virtus Strategic Allocation Series	11

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (“RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of Federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any Federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

•

dilution of the interests of long-term investors, if market timers or others transfer into a fund at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

•

an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

•	increased brokerage and administrative expenses.

Funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. In addition, funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting

12	Virtus Strategic Allocation Series

specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request.

Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The net asset value (“NAV”) per share of the Series is determined as of the close of regular trading of the New York Stock Exchange (“NYSE”) on days when the NYSE is open for trading. Since the Series does not price securities on weekends or United States national holidays, but foreign markets may be open on these days, the value of any foreign assets of the Series and, therefore, the Series’ NAV may be significantly affected on days when an investor has no access to the Series. The NAV per share of the Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are principally traded or, if no closing price is available or there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Shares of other investment companies are valued at their respective NAVs. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ NAV.

Virtus Strategic Allocation Series	13

A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on exchanges throughout the world, the calculation of the NAV of the Series may not take place contemporaneously with the determination of the prices of certain portfolio securities of the Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the NAV per share was determined, which was likely to materially change the NAV, then the instrument would be valued using fair value considerations by the Board or its delegates.

Liabilities: Accrued liabilities for the Series-specific expenses (if any) and other liabilities are deducted from the assets of the Series. Accrued expenses and liabilities that are not Series-specific are allocated among the series in proportion to each series’ net assets except where an alternative allocation can be more appropriately made.

Fair Valuation

If market quotations are not readily available or where available prices are not reliable, the Series determines a “fair value” for an investment according to rules and procedures approved by the Board. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which limited or no trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list does not include all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of a portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the issuer’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time of closing of the foreign market where the security is principally traded and the time that the Series calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the Series’ fair valuation procedures, may not reflect such security’s market value.

14	Virtus Strategic Allocation Series

Financial Highlights

The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

Virtus Strategic Allocation Series

	01/01/11 to 12/31/11	01/01/10 to 12/31/10	01/01/09 to 12/31/09	01/01/08 to 12/31/08	01/01/07 to 12/31/07
Net Asset Value, Beginning of Period	$12.22	$11.11	$9.25	$12.95	$13.30
Net Investment Income (Loss)(1)	0.30	0.30	0.29	0.37	0.36
Net Realized and Unrealized Gain (Loss)	(0.06)	1.14	1.94	(3.60)	0.43

Total from Investment Operations	0.24	1.44	2.23	(3.23)	0.79

Dividends from Net Investment Income	(0.29)	(0.33)	(0.37)	(0.35)	(0.37)
Distributions from Net Realized Gains	—	—	—	(0.12)	(0.77)

Total Distributions	(0.29)	(0.33)	(0.37)	(0.47)	(1.14)

Change in Net Asset Value	(0.05)	1.11	1.86	(3.70)	(0.35)

Net Asset Value, End of Period	$12.17	$12.22	$11.11	$9.25	$12.95

Total Return(2)	1.91%	13.20%	24.51%	(25.45)%	5.98%
Net Assets, End of Period (in thousands)	$138,124	$158,322	$170,247	$163,271	$270,653
Ratio of Net Operating Expenses to Average Net Assets(3)	0.85%	0.85%	0.85%	0.85%	0.84%
Ratio of Gross Operating Expenses to Average Net Assets (before Waivers and Reimbursements)(3)	1.07%	0.96%	0.95%	0.87%	0.84%
Ratio of Net Investment Income to Average Net Assets	2.39%	2.61%	2.98%	3.19%	2.62%
Portfolio Turnover Rate	43%	42%	89%	50%	52%

Footnote Legend:

(1)	Computed using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)	The Series will also indirectly bear its prorated share of expenses of the underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.

Virtus Strategic Allocation Series	15

100 Pearl Street

Hartford, CT 06103

ADDITIONAL INFORMATION

You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Institutional Investors section of our Web site, virtus.com, or you can request copies by calling us toll-free at 1-800-367-5877.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Customer Service: 1-800-367-5877

Virtus Variable Insurance Trust Investment Company Act File No. 811-04642	5-12
8507

VIRTUS VARIABLE INSURANCE TRUST

100 Pearl Street

Hartford, CT 06103

Statement of Additional Information

May 1, 2012

This Statement of Additional Information (“SAI”) is not a prospectus. Much of the information contained in this SAI expands upon subjects discussed in the current prospectuses for Virtus Variable Insurance Trust (the “Trust” or “VVIT”). Accordingly, the SAI should be read together with the prospectuses, which may be obtained free of charge by calling (800) 367-5877, writing to VP Distributors, LLC (“VP Distributors) at 100 Pearl Street, Hartford, CT 06103, or visiting virtus.com. The financial statements and the notes thereto relating to each Series and the report of PricewaterhouseCoopers LLP with respect thereto for the fiscal year ended December 31, 2011 are contained in the Trust’s annual report and are incorporated herein by reference. Copies of the Trust’s Annual and Semiannual Reports have been delivered to shareholders and are available without charge, upon request, by calling Virtus Mutual Fund Services at (800) 367-5877 or visiting Virtus’ Web site at virtus.com. The contents of this SAI are incorporated by reference into the prospectuses in their entirety. The Series of the Trust include the following:

➢ Virtus Capital Growth Series

➢ Virtus Growth & Income Series

➢ Virtus International Series

➢ Virtus Multi-Sector Fixed Income Series

➢ Virtus Premium AlphaSectorSM Series

➢ Virtus Small-Cap Growth Series

➢ Virtus Small-Cap Value Series

➢ Virtus Real Estate Securities Series

➢ Virtus Strategic Allocation Series

5/2012

THE TRUST

The Trust is an open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), with nine series. It was formed on February 18, 1986 as a Massachusetts business trust and commenced operations on December 5, 1986. Prior to November 5, 2010, the Trust was named The Phoenix Edge Series Fund. The Trust was reorganized as a Delaware statutory trust on February 14, 2011. All of the Series described in this SAI are classified as diversified under the 1940 Act, except for the Virtus Real Estate Securities Series, which is non-diversified.

Shares in each Series of the Trust are generally available only as underlying investments in a variable accumulation annuity contract or a variable universal life insurance policy issued by a participating insurance company.

PERMITTED INVESTMENTS AND RISK FACTORS

The investment objectives, principal investment strategies and principal risks are set forth in each Series’ prospectus. The following supplements that information.

All of the Series described in this SAI may invest in the following investments unless specifically noted otherwise. Additional information detailing investment policies that apply to one or more individual Series is set forth below and is intended to supplement information in the prospectuses. Any percentage limitations noted are based on market value at the time of investment.

Unless otherwise stated in the prospectuses, investment techniques are discretionary. That means the adviser or subadvisers may elect to engage or not engage in the various techniques at their sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. Throughout this section, the term adviser may be used to refer to a subadviser.

Bankers’ Acceptances

A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. The countries that have issued Brady Bonds include several Central and South American countries and a few countries located in Europe, Africa and Asia. Some of the bonds can no longer be purchased because the issuer countries later repurchased them. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

Certificates of Deposit

Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Commercial Bank Obligations

For the purposes of each Series’ investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Series to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Series typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of any Series. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

Commercial Paper

Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has maturity at the time of issuance not exceeding nine months.

Commodity Interests

Certain of the investment techniques permitted for the Series may be considered commodity interests for purposes of the Commodity Exchange Act (“CEA”) and regulations approved by the Commodity Futures Trading Commission (“CFTC”). However, each Series intends to limit the use of these techniques as required to qualify for exemption from being considered a “commodity pool” or otherwise as a vehicle for trading in commodity interests under such regulations. As a result, each Series has filed a notice of exclusion under CFTC Regulation 4.5. Furthermore, each Series is operated by a person who has claimed an exclusion from the definition of a “commodity pool operator” and, therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specific price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value then the underlying stock since they have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each Series’ assets may be invested in convertible securities that are rated below investment grade (commonly referred to as “junk” securities). Such securities present greater credit and market risks than investment grade securities. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Series is called for redemption, the Series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Corporate Asset-Backed Securities

Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities’ weighted average life and may lower their return.

Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Corporate Securities

The Series may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

Debt Securities

The value of a Series’ investments in debt securities will change in response to interest rate changes and other factors. When interest rates decline, the values of such securities generally can be expected to increase, and when interest rates rise, the values of such securities generally can be expected to decrease. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Lower-rated and comparable unrated debt securities are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates. Debt securities rated in the fourth highest rating category lack outstanding investment characteristics, and have speculative characteristics as well. Changes by a nationally recognized statistical ratings organization in the rating of a fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.

Changes in the value of a Series’ securities will not affect cash income derived from these securities but will affect the Series’ NAV.

Depositary Receipts

Each Series may hold foreign securities. Such investments may include American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a Series’ investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign securities.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Series may invest in both sponsored and unsponsored ADRs.

While most depositary receipts represent ownership in equity securities, some represent ownership in debt securities, which may, or may not, include foreign securities. The issuer of such receipts may be a custodial receipt account held for the benefit of receipt purchasers or a trust. The custodian/ trust passes principal and interest payments received on the underlying portfolio to the receipt holders and also distributes corporate action notices as well. Receipt holders generally pay an annual administrative/trustee fee and may pay a redemption fee. In addition to risks associated with the underlying portfolio of securities, receipt holders also must consider credit standings of the custodians and broker/dealer sponsors. The receipts are not registered with the Securities and Exchange Commission (“SEC”) and qualify as Rule 144A securities which may make them more difficult and costly to sell.

Dollar-Denominated Foreign Debt Securities

Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

Emerging Market Securities

“Emerging Markets” are those countries or regions with relatively low gross national product per capita compared to the world’s major economies, and those countries or regions with the potential for rapid economic growth. Emerging markets in Asia will include countries: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) determined by the adviser to be an emerging market as defined above. The Series may invest in securities of: (i) companies where the principal securities trading market is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; or (iii) companies whose principal activities are located in emerging market countries.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Series is uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause the Series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Series due to subsequent declines in value of the portfolio securities or, if the Series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Series of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Series.

Equity-Linked Derivatives

The Series may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include Standard & Poor’s Depositary Receipts (“SPDRs”), World Equity Benchmark Series (“WEBs”), NASDAQ 100 tracking shares (“QQQs”), Dow Jones Industrial Average Instruments (“DIAMONDS”) and Optimized Portfolios as Listed Securities (“OPALS”). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies.

Equity Securities

Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Series invests will cause the net asset value (“NAV”) of the Series to fluctuate.

Financial Futures and Related Options

The Series may enter into futures contracts on financial instruments (“financial futures”) for the purchase or sale of debt obligations which are traded on recognized exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission, and may purchase or sell options on financial futures contracts.

Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor’s 500® Index (the “S&P 500 Index” or “S&P 500”) and other securities indices. A clearing corporation associated with a board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be performed.

A futures contract on a debt obligation is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standard face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a Series will legally obligate itself to accept delivery of the underlying security and pay the agreed price. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Trust. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures positions taken by a Series usually would be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

In contrast to the situation when Series purchase or sell a security, no security is delivered or received by the Series upon the purchase or sale of a financial futures contract. Initially, a Series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high-grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s margin account. In the case of a call, this amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, or, in the case of a put, is less than the exercise price of the option on the futures contract. For more information regarding options, see below.

Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. Effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date closes out a futures contract sale. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, effecting a futures contract sale for the same securities and the same delivery date closes out a futures contract purchase. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

A Series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities denominated in a foreign currency. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position’s underlying securities in the cash market. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges—long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, to a considerable extent, a decline in the market value of securities in a Series’ portfolio may be protected against by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that a Series may wish to buy in the future by purchasing futures contracts.

The purpose of hedging in debt obligations is to establish more certainty than otherwise would be possible in the effective rate of return on portfolio securities. A Series might, for example, take a “short” position in the futures markets by entering into contracts for the future delivery of securities held by it in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. When hedging of this type is successful, any depreciation in the value of securities will be substantially offset by appreciation in the value of the futures position. On the other hand, a Series might take a “long” position by entering into contracts for the future purchase of securities. This could be done when the Series anticipates the future purchase of particular debt securities but expects the rate of return then available in the securities market to be less favorable than rates that are currently available in the futures markets.

Transactions in financial futures contracts and related options will be primarily for hedging purposes. In addition, each Series will not purchase or sell any financial futures contract or related option for non-bona fide hedging purposes if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of the purchase of a futures contract or a call option on a futures contract, any asset—either including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract, minus the initial margin deposit with respect thereto—will be specifically designated in the Series accounting records to fully collateralize the position and thereby ensure that it is not leveraged. The extent to which the Series may enter into financial futures contracts and related options also may be limited by requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.

A Series will incur brokerage fees in connection with its financial futures transactions, and will be required to deposit and maintain funds with its custodian in its own name as margin to guarantee performance of its future obligations. These commissions may be higher than those that would apply to purchases and sales of securities directly.

While financial futures would be traded to reduce certain risks, futures trading itself entails certain other risks. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the debt securities that are the subject of such contracts. In addition, the market price of futures contracts may be affected by certain factors, such as the closing out of futures contracts by investors through offsetting transactions, margin, deposit and maintenance requirements, and the participation of speculators in the futures market. Another risk is that there may not be a liquid secondary market on an exchange or board of trade for a given futures contract or at a given time, and in such event it may not be possible for the Series to close a futures position. Finally, successful use of futures contracts by a Series is subject, where applicable, to the adviser’s ability to correctly predict movements in the direction of interest rates and other factors affecting the market for debt securities. Thus, while a Series may benefit from the use of such contracts, the operation of these risk factors may result in a poorer overall performance for the Series than if it had not entered into any futures contract. The risk in purchasing an option on a financial futures contract is that the Series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Series while the purchase or sale of the contract would not have resulted in a loss.

Immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the Series’ futures contracts (both for receipts and delivery) will not exceed 10% of its total assets.

Foreign Currency Transactions

For each Series investing in foreign securities, the value of the assets of such Series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Series may incur costs in connection with conversions between various currencies. A Series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unless the Series already owns a security denominated in (or otherwise exposed to) the foreign currency in the same amount as the forward contract, at the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the Series’ initial margin deposit with respect thereto, will be specifically designated in the Series’ accounting records to fully collateralize the position and thereby ensure that it is not leveraged.

When a Series enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may want to establish the United States dollar cost or proceeds. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Series may be able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships.

When the adviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Series’ portfolio securities denominated in or exposed to such foreign currency. The forecasting of short-term currency market movement is extremely difficult, and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Series to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver.

If the Series retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Series entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series would realize gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Series will have to convert holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.

Foreign Securities

Each Series may invest its net assets in foreign securities subject to any limits stated below. These limitations on investing in foreign securities do not necessarily reflect the actual percentage of net assets in foreign securities by the Series.

Series	% Limits
Virtus Capital Growth	25%
Virtus Growth & Income	20%
Virtus Multi-Sector Fixed Income	50%
Virtus Small-Cap Growth	20%
Virtus Small-Cap Value	10%
Virtus Strategic Allocation	20%*

The Series may invest in government obligations supported by the authority to levy taxes sufficient to ensure the payment of all principal and interest due on such obligations. Because foreign government obligations, like U.S. government obligations, are generally guaranteed for principal and interest by the government issuing the security, the principal risk of investing in foreign government obligations is that the foreign government will not or will be unable to meet its obligations. The Series also may purchase securities of nongovernmental issuers considered creditworthy by the adviser.

For the Series that may purchase foreign debt securities denominated in foreign currencies (“non-U.S. dollar securities”), the amount invested in such non-U.S. dollar securities may vary depending on the relative yield of such securities, the relative strength of the economies and the financial markets of such countries, the relative interest rates available in such countries and the relationship of such countries’ currencies to the U.S. dollar. Investments in non-U.S. dollar securities and currency will be evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

As a result of its investments in foreign securities, a Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Series may convert such currencies into dollars at the then-current exchange rate. Under certain circumstances, however, such as where the adviser believes that the applicable rate is unfavorable at the time the currencies are received or the adviser anticipates, for any other reason, that the New York Stock Exchange (“NYSE”) rate will improve, the Series may hold such currencies for an indefinite period of time.

*	Under normal circumstances, the Series will not invest more than 10% of its total assets in foreign securities.

In addition, the Series may be required to receive delivery of the foreign currency underlying forward foreign currency contracts into which it has entered. This could occur, for example, if an option written by the Series is exercised or the Series is unable to close out a forward contract. The Series may hold foreign currency in anticipation of purchasing foreign securities. The Series also may elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the adviser, it is in the best interest of the Series to do so. In such instances as well, the Series may convert the foreign currencies to dollars at the then-current exchange rate, or may hold such currencies for an indefinite period of time.

Indexed Securities

The Series may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, credit default swaps or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government-sponsored entities.

Inverse Floating Rate Obligations

The Series may invest in so-called “inverse floating rate obligations” or “residual interest bonds” or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short-term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

Investments in Other Investment Companies

Investments in other investment companies may include open-end investment companies, closed-end investment companies and unit investment trusts. Under the 1940 Act, a Series may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, a Series may invest in an investment company in excess of these limits; for instance, with respect to investments in money market funds or investments made pursuant to an exemptive order granted by the SEC. Many exchange-traded funds (“ETFs”) have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the statutory limitations discussed above, subject to certain conditions. The Series may rely on these exemptive orders to invest in unaffiliated ETFs. In addition to this, the Trust has obtained exemptive relief permitting the Series to exceed the limitations with respect to investments in affiliated and unaffiliated funds that are not themselves funds of funds, subject to certain conditions.

In certain countries, investments by the Series may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Series’

purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs and investment advisory and administrative fees.

Exchange-Traded Funds. Investment companies in which the Series may invest may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Series would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses a Series bears directly in connection with its own operations. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Junk Bonds

The Series may invest in junk bonds subject to any limits stated below. These limitations on investing in junk bonds do not necessarily reflect the actual percentage of net assets in junk bonds by the Series.

Series	% Limits
Virtus Multi-Sector Fixed Income	50%
Virtus Strategic Allocation	10%

Junk bonds are non-investment grade debt securities. The market prices of such lower-rated securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher-rated securities. Additionally, there is a greater possibility that an adverse change in the financial condition of an issuer, particularly a higher leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Series seeking recovery from the issuer. Lower-rated securities may be thinly traded and less liquid than higher-rated securities and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

Lending of Portfolio Securities

Subject to certain investment restrictions, a Series may, from time to time, subject to the Trustees’ and Trust Treasurer’s approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Series lending its securities. When securities or a letter of credit are used as collateral, a Series will receive a lending fee paid by the borrower of the securities. A Series will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Series is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A Series may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.

Even though securities lending usually does not impose market risks on the lending Series, a Series would be subject to risk of loss due to an increase in value if the borrower fails to return the borrowed securities for any reason (such as the borrower’s insolvency). In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that a Series must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, a Series could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Series.

Leverage

Each Series may borrow funds to meet redemption requests. Except as set forth below, the Series will borrow only from banks, and only if immediately after such borrowing the value of the assets of the Series (including the amount borrowed), less its liabilities (not including any borrowings) is at least three times the amount borrowed. Each Series may borrow up to an additional 5% of its total assets from banks or other lenders for temporary purposes. The amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such Series’ assets computed as provided above becomes less than three times the amount of the borrowings for investment purposes, the Series must reduce its outstanding loans within three business days so that the amount of the loan does not exceed one-third of the Series’ net assets. In a declining market a Series may have to sell securities under poor market conditions to maintain the required asset coverage.

The Virtus Growth & Income Series may not borrow except from banks for emergency or other extraordinary purposes.

Interest on money borrowed will be an expense of those Series with respect to which the borrowing has been made. Because such expense otherwise would not be incurred, the net investment income of such Series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing also must be made subject to an agreement by the lender that any recourse is limited to the assets of such Series with respect to which the borrowing has been made.

Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of such borrowing Series’ shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover its cost (including any interest paid on the monies borrowed) to such Series, the NAV of the Series will decrease faster than otherwise would be the case.

Loans and Other Direct Indebtedness

The Series may purchase loans and other direct indebtedness. In purchasing a loan, a Series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Series would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Series would purchase an assignment of a portion of a lender’s interest in a loan either directly from the lender or through an intermediary. The Series may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments which obligate the Series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and specifically designate in the Series’ accounting records, cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

The Series’ ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Series will purchase, the adviser will rely upon its own (and not the original lending institution’s) credit analysis of the borrower. As the Series may be required to rely upon another lending institution to collect and pass onto the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. In such cases, the Series will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an “issuer” of the loan for purposes of certain investment restrictions pertaining to the diversification of the Series’ portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

Mortgage-Backed Securities

Mortgage-backed securities include mortgage pass-through certificates, real estate mortgage investment conduit (“REMIC”) certificates and collateralized mortgage obligations (“CMOs”). CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), for the Federal National Mortgage Association (“FNMA”). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through securities generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Series may increase, effectively changing a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (such as FNMA or the Federal Home Loan Mortgage Corporation (“FHLMC”)), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may also issue mortgage pass-through securities. Various forms of insurance or guarantees may support some of these mortgage pass-through securities.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs that may be incurred. Some mortgage pass-through securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (“FHA”)-insured or Veterans Administration (“VA”)-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

FNMA was established as a federal agency in 1938, and in 1968 was chartered by Congress as a private shareholder-owner company. FNMA operates in the U.S. secondary mortgage market. Rather than making home loans directly with consumers, it works with mortgage bankers, brokers, and other primary mortgage market partners to help ensure they have funds to lend to home buyers at affordable rates. FNMA funds mortgage investments primarily by issuing debt securities in the domestic and international capital markets.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for its national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by action of the U.S. government to tighten the availability of its credit. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate FNMA and FHLMC until they are stabilized. The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Furthermore, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guarantee obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guarantee obligation and would be exposed to the credit risk of that party.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. Governmental entities, private insurers and the mortgage poolers issue the insurance and guarantees. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Series may also buy mortgage-related securities without insurance or guarantees.

A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage’s scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of repayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment. Pass-through securities are forms of derivatives.

Mortgage “Dollar-Roll” Transactions

A Series may enter into mortgage “dollar-roll” transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Series foregoes principal and interest paid on the mortgage-backed securities. The Series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Series may also be compensated by receipt of a commitment fee. If the income and capital gains from the Series’ investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Series compared with what the performance would have been without the use of the dollar rolls. Dollar-roll transactions involve the risk that the market value of the securities the Series is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Series sells securities becomes insolvent, the Series’ right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Options

Buying Call and Put Options. Each of the Series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities, securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Series may invest in call and put options whenever, in the opinion of the adviser, a hedging transaction is consistent with its investment objectives. The Series may sell a call option or a put option that it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the Series may lose the premium it paid plus transaction costs.

The seller of an option receives a cash payment or premium at the time of sale, which is retained by the seller whether or not the option is exercised. This premium represents consideration to the seller for undertaking the obligation under the option contract. In the case of call options, the premium compensates the seller for the loss of the opportunity to profit from any increase in the value of the security or the index. The premium to a seller of a put option compensates the seller for the risk assumed in connection with a decline in the value of the security or index.

A call option on a security or a foreign currency gives the purchaser the option, in return for the premium paid to the writer (seller), to buy the underlying security or foreign currency at the exercise price at any time during the option period.

A put option on equity or debt securities gives the holder the right to sell such a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to buy the underlying security from the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised.

Call and put options on stock market indexes operate the same way as call and put options on equity or debt securities except that they are settled in cash. In effect, the holder of a call option on a stock market index has the right to buy the value represented by the index at a specified price and for a stated period of time. Conversely, the holder of a put option on a stock market index has the right to sell the value represented by the index for a specified price and for a stated period of time. To be settled in cash means that if the option is exercised, the difference between the current value of the stock market index and the exercise value must be paid in cash. For example, if a call option was bought on the XYZ stock market index with an exercise price of $100 (assuming the current value of the index is 110 points, with each point equal to $1.00), the holder of the call option could exercise the option and receive $10 (110 points minus 100 points) from the seller of the option. If the index equals 90 points, the holder of the option receives nothing.

A Series may close an open call or put option position by selling a call option, in the case of an open call position, or a put option, in the case of an open put option, which is the same as the option being closed. The Series will receive a premium for selling such an option. The premium received may be more than, equal to or less than the premium paid by the Series when it bought the option that is being closed.

The premium paid by the Series for the purchase of a call or a put option and the expiration or closing sale transaction with respect to such options are treated in a manner analogous to that described above, except there is no liability created to the Series. The premium paid for any such option is included in assets and marked to the market value on a current basis. If the options expire, the Series will realize a short-term loss on the amount of the cost of the option. If a purchased put or call option is closed out by the Series entering into a closing sale transaction, the Series will realize a short-term gain or loss, depending upon whether the sale proceeds from the closing sale transaction are greater or less than the cost of the put or call option.

Writing (Selling) Call and Put Options. Prior to the expiration of the option, the seller of a call option has an obligation to sell the underlying security to the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised. The seller of the call option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligations under the option contract and thereby foregoing the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except insofar as the premium represents such a profit).

Upon exercise by the purchaser, the writer of a call option on a security or a foreign currency has the obligation to sell the underlying security or foreign currency at the exercise price. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. The writer (seller) may terminate a call option by entering into a closing purchase transaction in which it purchases an option of the same Series as the option previously written.

A put option on a security or foreign currency gives the purchaser the option, in return for the premium paid to the writer (seller), to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the options depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

The Series may write exchange-traded call options on their securities. Call options may be written on portfolio securities, securities indices and foreign currencies. The Series may, with respect to securities and foreign currencies, write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the Series will own the underlying securities or other securities that are acceptable for escrow at all times during the option period. Call options on securities indices may be written to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be “covered” by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for escrow. No Series may write options on more than 50% of its total assets. As of the date of this SAI, each Series intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts.

The Series will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Series’ ability to close out options it has written.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a portfolio’s ability to close out options it has written.

The Series may cover written call options with any assets, including equity securities and noninvestment grade debt, so long as the assets are liquid, unencumbered and marked to market daily (“liquid assets”), in the accounting records of the Series in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the Series should the value of the underlying security increase and the option be exercised.

A written put option contract may be covered with liquid assets on the accounting records of the Series. While this may help ensure that the Series will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the Series should the value of the underlying security decrease and the option be exercised.

Writing Covered Call Options. The Series may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange.

When a Series writes a covered call option, an amount equal to the premium received by it is included in assets of the Series offset by an equivalent liability. The amount of the liability is subsequently marked to reflect the current market value of the written option. Market value is the last sale price of the option on the NYSE or other market on which it is traded or, in absence of a sale, the mean between last bid and offer prices. If either an option which the Series has written ends or the Series enters into a closing purchase transaction, the Series realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option concludes.

Premium income earned with respect to a qualified covered call option which lapses or experiences gain or loss from such an option which is closed out (other than by exercise) generally will be short-term capital gain or loss. Further, gain or loss with respect to the exercise of such an option generally will be short-term or long-term depending upon the actual or deemed holding period of the underlying security. However, any loss realized from writing a “qualified covered call option” which has a strike price less than the applicable security price (defined in Section 1092(C)(4)(G) of the Code) will be treated as a long-term capital loss, if gain from the sale of the underlying security at the time the loss is realized would be long-term capital gain. Also, with respect to such options, the holding period of the underlying security will not include any period during which the Series has an outstanding written option.

Purchasing Warrants and Stock Rights. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options.

Over-the-Counter (“OTC”) Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored or caused to be monitored by the adviser and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with a Series or fails to make a cash settlement payment due in accordance with the terms of that option, the Series will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. As of the date of this SAI, the staff of the SEC has taken the position that OTC options purchased by a Series, and portfolio securities “covering” the amount of a Series’ obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Series’ limitation on investing no more than 15% of its assets in illiquid securities. However, for options written with “primary dealers” in U.S. Government securities pursuant to an agreement requiring a closing transaction at the formula price, the amount considered to be illiquid may be calculated by reference to a formula price.

PIK Bonds

Payment-in-kind (PIK) bonds are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The Series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Series’ distribution obligations.

Private Placements and Rule 144A Securities

Each Series may purchase securities, which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”). Public sales of such securities by a Series may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Series may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the subadviser, under procedures adopted by the Trustees, determines the secondary market is liquid, Rule 144A Securities will be considered illiquid. The secondary market may be determined under the Trust’s procedures to be liquid based upon the following factors, which will be reviewed periodically as required pursuant to the procedures: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security; and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of a Series’ illiquid securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each Series may invest up to 15% of its net assets in illiquid securities.

Privatizations

The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a Series may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

Real Estate Investment Trusts

REITs pool investors’ funds for investment primarily in income-producing commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

REITs generally can be classified as follows:

•

Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

•	Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

•	Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly.

In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs also are subject to potential defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the 1940 Act. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Series to possibly fail to qualify as a regulated investment company (see “Taxes” section, below).

REITs are like closed-end investment companies in that they are essentially holding companies that rely on professional managers to supervise their investments.

Repurchase Agreements

Repurchase Agreements are agreements by which a Series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted under the 1940 Act, a recognized securities dealer) that the seller will repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. In fact, such a transaction is a loan of money to the seller of the securities.

A repurchase transaction is usually accomplished for the Series either by crediting the amount of securities purchased to the accounts of the custodian of the Trust maintained in a central depository or book-entry system or by physical delivery of the securities to the Trust’s custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within 7 days.

Even though repurchase transactions usually do not impose market risks on the purchasing Series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

Each Series may invest in repurchase agreements. However, no more than 15% of a Series’ net assets will be invested in repurchase agreements having maturities of more than 7 days. Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the adviser to be creditworthy. In addition, the repurchase agreements are fully collateralized by the underlying instrument and are marked to market every business day. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction.

Reset Options

In certain instances, the Series may purchase or write options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Series is paid at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

Reverse Repurchase Agreements

A reverse repurchase agreement is a borrowing transaction in which the Series transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. A Series will specifically designate in its accounting records liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers. A Series may borrow through reverse repurchase agreements in connection with meeting requests for the redemption of a Series shares. Transactions involving reverse repurchase agreements may increase fluctuations in the market value of a Series’ assets and may be viewed as a form of leverage. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Series may decline below the price at which the Series is obligated to repurchase the securities.

Short Sales

The Series may seek to hedge investments or realize additional gains through short sales. The Series may make short sales, which are transactions in which a Series sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Series must borrow the security to make delivery to the buyer. The Series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series. Until the security is replaced, the Series is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Series also may be required to pay a premium, which would increase the cost of the security sold. The broker, to the extent necessary to meet margin requirements until the short position is closed out will retain the net proceeds of the short sale. The Series also will incur transaction costs in effecting short sales.

The Series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Series may be required to pay in connection with a short sale.

Whenever the Series engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

Short Sales Against the Box

The Series may make short sales “against the box,” i.e., when a security identical to one owned by the Series is borrowed and sold short. If the Series enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Series will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Small and Mid Capitalization Securities

Investments in small or mid capitalization companies involve greater risk than is generally associated with larger, more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger companies. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small or medium-sized companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Speculative Bonds

The Series may invest in fixed income and convertible securities rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Corporation (“Standard & Poor’s”), Fitch or Duff & Phelps Credit Rating Company (“Duff & Phelps”) and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-grade securities.

Stripped Mortgage-Backed Securities

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class) while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments, including prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

Swap Agreements

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Series’ obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Series’ obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Series), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating in the Series’ accounting records liquid assets to avoid any potential leveraging of the Series’ holdings. The Series will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Series’ assets.

Whether a Series’ use of swap agreements will be successful in furthering its investment objective will depend on the adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the swap agreement counterparty. The adviser will cause the Series to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Series’ repurchase agreement guidelines. Certain restrictions imposed on the Series by the Code may limit a Series’ ability to use swap agreements. The swaps market is largely unregulated. Swaps agreements generally are exempt or excluded from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Series’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Recently, the SEC and the CFTC have developed and finalized rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act to create a new, comprehensive regulatory framework for swap transactions, and as of the date of this SAI they are expected to continue to develop and finalize additional rules through 2012. Under the new regulations, certain swap transactions will be required to be executed on a regulated trading platform and cleared through a derivatives clearing organization. Additionally, the new regulations will impose other requirements on the parties entering into swap transactions, including requirements relating to posting margin, and reporting and documenting swap transactions. Series engaging in swap transactions may incur additional expenses as a result of these new regulatory requirements. The adviser is continuing to monitor the finalization and implementation of the new regulations and to assess their impact on the Series.

Temporary Borrowing

The Series may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

Time Deposits

Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which negotiable certificates are not received.

U.S. Government Obligations

Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have maturity of greater than five years.

Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, FHA, GNMA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the FNMA, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Banks for Cooperatives and the U.S. Postal Service. Securities issued or guaranteed by the Export-Import Bank of the United States, Farmers Home Administration, FHA, GNMA, Maritime Administration and Small Business Administration are supported by the full faith and credit of the U.S. Treasury. Securities issued or guaranteed by FNMA and Federal Home Loan Banks are supported by the right of the issuer to borrow from the Treasury. Securities issued or guaranteed by the other agencies or instrumentalities listed above are supported only by the credit of the issuing agency.

Variable and Floating Rate Obligations

Investments in variable or floating rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Series on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating- or variable-rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the Series through the demand feature, the obligations mature on a specified date that may range up to thirty years from the date of issuance.

When-Issued Securities

The Series may purchase securities on a when-issued basis. New issues of certain securities are offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate if any, that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Series will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the Series may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When a Series purchases securities on a when-issued basis, cash or liquid securities equal in value to commitments for the when-issued securities will be specifically designated in the Series’ accounting records. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Securities purchased on a when-issued basis are subject to changes in market value. Therefore, to the extent a Series remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the NAV of that Series than if the Series merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains. When the time comes to pay for when-issued securities, the Series will meet its obligations from then available cash flow, the sales of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). Lastly, investing in when-issued securities includes the risk that the securities may never be issued, in which event the Series may incur expenses associated with unwinding such transactions.

“Yield Curve” Options

The Series may enter into options on the “spread,” or yield differential, between two fixed income securities, in transactions referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Series may purchase or write such options for hedging purposes. For example, the Series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Series may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the adviser, the Series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Series will be “covered.” A call (or put) option is covered if the Series holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Series’ net liability under the two options. Therefore, the Series’ liability for such a covered option is generally limited to the difference between the amount of the Series’ liability under the option written by the Series less the value of the option held by the Series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over the counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

Zero and Deferred Coupon Debt Securities

The Series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity (“deferred coupon” obligations) or until maturity (“zero coupon” obligations). Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are purchased by the Series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the Series’ shares may decline more as a result of an increase in interest rates than would be the case if the Series did not invest in deferred or zero coupon bonds.

ADDITIONAL INVESTMENT POLICIES OF CERTAIN SERIES

The following policies are non-fundamental and may be changed without shareholder vote.

Virtus Growth & Income Series

Virtus Growth & Income Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE.

Virtus International Series

Virtus International Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE.

This Series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

The Series may invest in nonconvertible fixed income securities of non-U.S. issuers when the adviser believes that such securities are appropriate for the achievement of the Series’ investment objective. The nonconvertible fixed income securities may consist of: corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services or, if unrated, are deemed by the adviser to be of comparable credit quality; and securities issued by foreign governments and supranational agencies (such as the World Bank).

Virtus Multi-Sector Fixed Income Series

The Virtus Multi-Sector Fixed Income Series may only purchase a call option to terminate a previously written call option. (See “Writing Covered Call Options.”)

Virtus Real Estate Securities Series

As the Virtus Real Estate Securities Series invests in REITs, investors will bear not only the proportionate share of the expenses of the Series but also, the similar expenses of the underlying REITs.

The Virtus Real Estate Securities Series will not invest in real estate directly, but only in securities issued by real estate companies. However, the portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage trusts, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

The Virtus Real Estate Securities Series may invest in debt securities rated BBB or better by Standard & Poor’s or Baa or better by Moody’s or, if not rated, judged to be of comparable quality as determined by the adviser. In choosing debt securities for purchase by the Series, the adviser will employ the same analytical and valuation techniques utilized in managing the equity portion of the Virtus Real Estate Securities Series holdings and will invest in debt securities only of companies that satisfy the adviser’s investment criteria.

Virtus Strategic Allocation Series

Immediately after entering into an opening option position, the total value of all open option positions based on exercise price will not exceed 10% of the Virtus Strategic Allocation Series’ total assets.

In addition to the traditional investment techniques for purchasing and selling and engaging in trading, the Virtus Strategic Allocation Series may enter into financial futures and options contracts.

INVESTMENT RESTRICTIONS

The Trust’s fundamental policies as they affect any Series cannot be changed without the approval of a vote of a majority of the outstanding shares of such Series, which is the lesser of (i) 67% or more of the voting securities of such Series present at a meeting if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon by any Series if a majority of the outstanding voting securities of that Series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other Series affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Trust. Compliance with applicable percentage thresholds is measured as of the time of initial investment.

Fundamental Investment Restrictions

The following investment restrictions are fundamental policies of the Series described in this SAI and may not be changed except as described above.

1.    A Series may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Series’ total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Series. This restriction does not apply to the Virtus Real Estate Securities Series.

2.    A Series may not purchase securities in a given industry if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). This restriction does not apply to the Virtus Real Estate Securities Series. In addition, the Virtus Strategic Allocation Series may invest more than 25% of its assets in the banking industry. This prohibition shall not apply to the purchase of investment company shares by the Virtus Premium AlphaSector Series.

3.    A Series may not issue senior securities in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed prohibited by this restriction.

4.    A Series may not borrow money, except (i) in amounts not to exceed one third of the value of the Series’ total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement shall not constitute borrowing.

5.    A Series may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, a Series may be deemed to be an underwriter under the applicable law.

6.    A Series may not purchase or sell real estate, except that a Series may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Series as a result of the ownership of securities.

7.    A Series may not lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Series may purchase debt securities, may enter into repurchase agreements, may lend portfolio securities and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.

8.    A Series may not purchase or sell commodities or commodity contracts, except a Series may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).

The investment restrictions listed above are not intended to prevent any Series from investing all of its assets in other registered investment companies except as provided by the 1940 Act and the rules promulgated thereunder. Except as otherwise noted, if any percentage restriction described above for a Series is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Series’ assets will not constitute a violation of the restriction.

PORTFOLIO TURNOVER

The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Series’ securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Series. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each Series’ shares by requirements that enable the Trust to receive certain favorable tax treatments. The portfolio turnover rates for each Series are set forth under “Financial Highlights” in the prospectus. The portfolio turnover rates for Virtus Capital Growth Series and Virtus Premium AlphaSector Series may have been higher than average for 2011, since a new subadviser was appointed to manage Virtus Capital Growth Series and 2011 was the year of inception for Virtus Premium AlphaSector Series.

MANAGEMENT OF THE TRUST

Unless noted otherwise, the address of each Trustee is c/o Virtus Variable Insurance Trust, 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees.

Independent Trustees

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Thomas J. Brown YOB: 1945	Served since 2011.	9	Retired.	Director (since 2005), VALIC Company I and VALIC Company II (collectively, 48 funds overseen); Director (since 2010), D’Youville Senior Care Center.

Roger A. Gelfenbien YOB: 1943	Served since 2000.	9	Retired.	Director (since 1999), USAllianz Variable Insurance Product Trust (36 funds); Director (2003 to 2009), Webster Bank.

Eunice S. Groark YOB: 1938	Served since 1999.	9	Retired.	Director (since 2007), Peoples’ United Financial Inc. & People’s United Bank; Director (since 1999), Rideshare Corp.; Director (since 1999), CT Humanities Council.

John R. Mallin YOB: 1950	Served since 1999.	9	Partner/Attorney (since 2003), McCarter & English LLP.	None.

Hassell H. McClellan YOB: 1945	Served since 2008.	9	Professor (since 1984), Wallace E. Carroll School of Management, Boston College.	Trustee, John Hancock Variable Insurance Trust (since 2000) and John Hancock Funds II (since 2005) (collectively, 210 portfolios); Board of Overseers (2000 to 2008), Tufts University School of Dental Medicine; Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company).

Philip R. McLoughlin YOB: 1946	Served since 2003.	58	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (2009 to 2010) (investment management).	Director (since 1991) and Chairman (since 2010), World Trust Fund; Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Funds (44 funds); Director (since 1995), DTF Tax-Free Income Fund, Inc.; Director (since 1995), Duff & Phelps Utility and Corporate Bond Trust, Inc. ; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Trustee (since 2011), Virtus Global Multi-Sector Fixed Income Fund; Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).

Officers

Name and Year of Birth	Position(s) held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

George R. Aylward YOB: 1964	President, since 2010.	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Trustee and President (since 2006), Virtus Mutual Funds; Trustee and President (since 2011), Virtus Global Multi-Sector Income Fund; Chairman, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.

W. Patrick Bradley YOB: 1972	Vice President, since 2011; Chief Financial Officer and Treasurer, since 2004.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Funds; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.

Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary, since 2010.	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Funds; Vice President, Chief Legal Officer, Counsel and Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Vice President (since 2012), Secretary and Chief Legal Officer (since 2005), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.

Nancy J. Engberg YOB:1956	Vice President, since 2010; Chief Compliance Officer, since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2008) and Chief Compliance Officer (since 2011), Virtus Mutual Funds; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.

Francis G. Waltman YOB: 1962	Senior Vice President, since 2010.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2008), Virtus Mutual Funds; Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund.

None of the Trustees or officers directly own shares of the Trust. As of December 31, 2011, The Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Trust.

Board Conclusion on Experience, Qualifications, Attributes and Skills of Trustees

The Governance and Nominating Committee of the Board, which is composed of six Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and would conduct a similar review in connection with the proposed nomination of current Trustees for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Trustee, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make and the experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Trust.

The Board has concluded that, based on each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria. In addition, the Board has taken into account the actual service, commitment and participation of each Trustee during his or her past tenure with the Trust. Information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should continue to serve as a director of the Trust, is as follows:

Mr. Brown, currently retired, was employed in senior business and accounting roles with financial services companies for over twenty-five years, and he has over fifteen years of experience as a director/trustee of unaffiliated funds.

Mr. Gelfenbien, currently retired, was employed as an accountant and consultant in the financial services sector for over thirty years, as well as having ten years experience with an unaffiliated fund as a director.

Mrs. Groark, currently retired, was a sole practitioner attorney for ten years. Mrs. Groark was elected Connecticut’s first female Lieutenant Governor in 1990 (in office 1991-1995) and served as Corporation Counsel in Hartford, Connecticut from 1987 to 1990. She also served on the Hartford, Connecticut City Council for four years. Mrs. Groark was a director of a Bank of America predecessor. Mrs. Groark is also currently a director of an unaffiliated bank.

Mr. Mallin is a real estate partner and practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate.

Mr. McClellan has extensive business experience in advising and consulting with companies to improve the companies’ management and operations, as well as serving as a business educator at several colleges. Mr. McClellan also has over ten years experience as a director of unaffiliated funds.

Mr. McLoughlin has extensive investment advisory experience. He was the Chairman (1997-2002) and Chief Executive Officer (1995-2002) for Phoenix Investment Partners, Ltd., (now known as Virtus Investment Partners). He was also the Chief Investment Counsel (1994-2002) for Phoenix Investment Partners, Ltd. and the General Counsel (1983-1988) for Phoenix Mutual Life Insurance Company.

The Board believes that, collectively, the Trustees have the appropriate experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Common attributes to all Trustees are their ability to review, evaluate, question and discuss information provided to them (and to request additional information), to interact effectively with VIA, the subadvisers, the Administrator, VP Distributors, and other service providers, the Trust’s Chief Financial Officer, Chief Compliance Officer (“CCO”), Chief Legal Officer and the Trust’s independent registered public accounting firm.

Mr. McLoughlin, the Chairman of the Board, is an Independent Trustee. Under the previous adviser, he was not deemed to be an Independent Trustee by reason of his relationship with affiliates of the previous adviser’s parent company. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Trustees and management. The Trustees have determined that the Board’s leadership by the Chairman and its committees composed exclusively of Independent Trustees is appropriate because they believe it sets the proper tone to the relationships between the Trust, on the one hand, and VIA, the subadvisers and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.

Risk Oversight

The Trust is subject to a number of risks, including investment, compliance and operational risks, among others. In general, the Board exercises oversight of the risk management process primarily through the Audit Committee and Investment Performance Committee, as well as through oversight by the Board itself. In particular, the day-to-day investment risks, including credit and liquidity risks, are managed by VIA, the subadvisers, and the Administrator. Operational risk and overall business risk are managed by the Administrator, CCO, and other service providers. Compliance risk is managed by the CCO and VIA’s Chief Compliance Officer.

Risk oversight forms part of the Board’s general oversight of the Trust’s investment program and operations and is addressed as part of various regular Board and committee activities, especially the Investment Performance Committee. The Trust’s investment management is carried out by or through VIA, the subadvisers and other service providers. Each of these persons has an independent interest in risk management functions, but the policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. For example, the Trustees conduct occasional on-site visits to the subadvisers and the CCO conducts on-site visits to various service providers on at least an annual basis. In general, the Trustees receive quarterly reports from, among others, management, VIA’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, and independent counsel to the Independent Trustees, if requested by the Trustees, regarding risks faced by the Trust and VIA’s and the subadvisers’ management programs.

Not all risks can be identified, nor can controls be developed to eliminate or mitigate the occurrence or effects of all risks. Moreover, it is necessary to bear certain risks such as investment-related risks to achieve the Trust’s goals. As a result, the Trust’s ability to manage risk is subject to substantial limitations.

Committees of the Board

Audit Committee.  The Board has an Audit Committee comprised of entirely Independent Trustees. Audit Committee members are: Thomas J. Brown, Roger A. Gelfenbien, Eunice S. Groark, John R. Mallin, Hassell H. McClellan and Philip R. McLoughlin. The Audit Committee meets with the Trust’s independent auditors to review the scope of their services, including non-audited functions, as well as the results of their examination of the Trust’s financial statements. The Audit Committee also meets with the independent auditors to review the adequacy of the Trust’s accounting policies and procedures. The Audit Committee met in person two times and had three telephonic meetings in 2011.

Governance and Nominating Committee.  The Board has a Governance and Nominating Committee comprised entirely of Independent Trustees that selects and nominates new candidates for election as Independent Trustees; develops and recommends to the Board a set of governance principles applicable to the Trust; oversees annually the evaluation of the Board, this Committee and management of other committees of the Trust; and assists the Board in fulfilling its oversight responsibilities with respect to matters relating to the interests of the shareholders of the Trust. The Governance and Nominating Committee will not consider nominees recommended by Policyholders or Contract owners. Thomas J. Brown, Roger A. Gelfenbien, Eunice S. Groark, John R. Mallin, Hassell H. McClellan and Philip R. McLoughlin comprise the Governance and Nominating Committee. The Governance and Nominating Committee met in person four times and had one telephonic meeting in 2011.

Investment Performance Committee.  The Board has an Investment Performance Committee comprised entirely of Independent Trustees that monitors and reviews the investment performance of the Trust. Investment Performance Committee members are Thomas J. Brown, Roger A. Gelfenbien, Eunice S. Groark, John R. Mallin, Hassell H. McClellan and Philip R. McLoughlin. The Investment Performance Committee met in person four times in 2011.

Executive Committee.  The Executive Committee can act for the Board of Trustees in any manner that the Board of Trustees may direct subject to the 1940 Act. Eunice S. Groark and John R. Mallin serve as members of the Executive Committee of the Board of Trustees. The Executive Committee did not meet in 2011.

Compensation Table

Trustees who are not employed by the Adviser or its affiliates, receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of VIA who are interested persons are compensated for their services by VIA, or an affiliate of VIA and receive no compensation from the Series. The Trust does not have any retirement plan for its Trustees.

For the Trust’s fiscal year ended December 31, 2011, the Trustees received the following compensation:

Name	Aggregate Compensation from Trust	Total Compensation From Trust and Fund Complex
Thomas J. Brown#	$56,167	$56,167
Roger A. Gelfenbien	$62,250	$62,250
Eunice S. Groark	$61,000	$61,000
John R. Mallin	$59,000	$59,000
Hassell H. McClellan	$61,000	$61,000
Philip R. McLoughlin	$75,000	$404,500

TOTAL	$374,417	$703,917

#	Thomas J. Brown became a Trustee effective March 1, 2011.

A deferred compensation plan is available to the Trustees. Neither the Trust nor any affiliates provide additional compensation with respect to this deferred compensation plan.

Trustee Ownership of Securities

Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2011:

Name of Trustee	Dollar Range of Equity Securities in the Series of the Trust	Aggregate Dollar Range of Trustee Ownership of all Funds Overseen by Trustee in Family of Investment Companies
Thomas J. Brown	None	N/A
Roger A. Gelfenbien	None	N/A
Eunice S. Groark	None	N/A
John R. Mallin	None	N/A
Hassell H. McClellan	None	N/A
Philip R. McLoughlin	None	Over $100,000

Interests of Independent Trustees

SEC Release No. 33-7932 requires, among other things, that for certain regulatory filings made after February 15, 2002, mutual fund registrants must disclose potential conflicts of interest involving trustees that could affect their independence. These requirements require disclosure by each Independent Trustee, or their immediate family members, of any direct or indirect interests or material interests, which exceed $120,000, during the two most recently completed calendar years, or which could impact on their independence. An Independent Trustee has agreed to provide the following disclosures in accordance with the referenced release. The Trustee maintains that the existence of these facts or circumstances have not, or do not, in any manner, affect her ability to serve as an impartial and Independent Trustee.

Mrs. Groark’s husband, Tom Groark, is Of Counsel to the law firm of Day Pitney LLP (“Day”). During the last completed calendar year, Day provided legal services to Virtus affiliates. Mr. Groark did not work on or have any other involvement with any of these matters and they did not have a material effect on his compensation.

Board of Trustees’ Consideration of Advisory and Subadvisory Agreements

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Trust’s annual and semiannual reports covering the period January 1, 2011 through December 31, 2011.

Description of Shares

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of each Series, each of which represents an equal proportionate interest in that Series.

For each Series, the Trust currently issues only one class of shares that participates equally in dividends and distributions and has equal voting, liquidation and other rights. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Series. Shareholders have no preemptive conversion or exchange rights. When issued for the consideration described in the prospectus, the shares are fully paid and nonassessable by the Trust. The Declaration of Trust provides that the Trustees of the Trust may create additional Series of shares or separate classes of portfolios without shareholder approval. Share certificates representing the shares will not be issued.

Voting

Each dollar of NAV owned of each Series’ shares entitles the shareholder of record to one vote and each fractional dollar amount is entitled to a proportional fractional vote. Where a matter pertains solely to one or more Series, only the shareholders of such Series will be entitled to vote. Under the Declaration of Trust and Delaware statutory law, the Trust is not required to hold annual shareholder meetings. It is not anticipated that the Trust will hold shareholder meetings unless required by law, although special meetings may be called for a specific Series, or for the Trust as a whole, for the election or removal of a Trustee, changing a fundamental policy, or approving a new or amended advisory contract or subadvisory agreement. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding voting shares may remove a person serving as Trustee either by written instrument or at a meeting held for that purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as a Trustee, if requested in writing by the holders of not less than 10% of the outstanding shares of the Trust. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Trust will request voting instructions from the variable contract owners and will vote the shares in the separate account in proportion to the voting instructions received. The Trust’s shares do not have cumulative voting rights.

Manager of Managers Exemptive Order

The Trust and VIA have each received an exemptive order from the SEC granting exemptions from certain provisions of the 1940 Act, pursuant to which VIA will, subject to supervision and approval of the Trust’s Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable Series of the Trust. The Trust and VIA, therefore, with approval from the Board of Trustees, have the right to hire, terminate, or replace certain subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of a subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA will continue to have the ultimate responsibility to oversee the subadvisers to the Board of Trustees and recommend their hiring, termination and replacement. Within 90 days of the hiring of any new subadviser for a Series, variable contract owners that are invested in the Series through their contract will be furnished with all information about the new subadviser that would be in a proxy statement seeking shareholder approval of the new subadviser.

Operation of a Fund of Funds

The term “fund of funds” is typically used to describe mutual funds whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the 1940 Act. Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more that 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The Series may rely on these exemptive orders to invest in unaffiliated ETFs. In addition to this the Trust has obtained exemptive relief permitting the Series to exceed the limitations with respect to investments in affiliated and unaffiliated funds that are not themselves funds of funds, subject to certain conditions.

Mixed and Shared Funding

Shares of the Trust are not directly offered to the public. Shares of the Trust are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by participating insurance companies.

The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Trustees do not foresee any such differences or disadvantages at this time. However, the Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Trust or shares of another fund may be substituted.

Control Persons

Phoenix Life Insurance Company (“Phoenix”), PHL Variable Insurance Company (“PHL Variable”) and Jefferson National Life Insurance Co. (“Jefferson National”), offer variable insurance and annuity products, and VP Distributors, LLC are control persons of certain Series of the Trust.

Phoenix (a New York insurance company) is a direct, wholly owned subsidiary of The Phoenix Companies, Inc. (“PNX”). PHL Variable (a Connecticut insurance company) is an indirect, wholly-owned subsidiary of PNX. Jefferson National (a Texas insurance company) is a wholly-owned subsidiary of Jefferson National Financial Corp. The addresses of these control persons are listed in the table below. VP Distributors provided the initial capital for Virtus Premium AlphaSector Series and continues to own shares of that Series.

A shareholder owning of record or beneficially more than 25% of a Series’ outstanding shares may be considered a controlling person. That Shareholder’s vote could have a more significant effect on matters presented at a Shareholders’ meeting than votes of other Shareholders.

Principal Shareholders

The following table sets forth information as of April 2, 2012 with respect to each person who owns of record or is known by the Trust to own of record or beneficially 5% or more of any Series of the Trust’s outstanding equity securities.

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares
Jefferson National Life Insurance Co 9920 Corporate Campus Drive, STE 1000 Louisville, KY 40223-4051	Premium AlphaSector Series	30.91%		45,052.722

PHL Variable Insurance Co 31 Tech Valley Dr East Greenbush, NY 12061-4131

Capital Growth Series

Multi-Sector Fixed Income Series

Strategic Allocation Series

International Series

Real Estate Securities Series

Growth and Income Series

Small-Cap Value Series

Small-Cap Growth Series

		18.39 64.33 19.63 73.25 68.10 53.34 68.39 42.62	% % % % % % % %	2,399,957.513 13,507,933.222 2,145,784.888 15,534,082.068 2,579,372.863 5,946,769.287 7,032,682.169 1,872,265.119

Phoenix Life Insurance Co 31 Tech Valley Dr East Greenbush, NY 12061-4134

Capital Growth Series

Multi-Sector Fixed Income Series

Strategic Allocation Series

International Series

Real Estate Securities Series

Growth and Income Series

Small-Cap Value Series

Small-Cap Growth Series

		81.56 33.29 80.33 26.62 31.46 46.37 31.45 57.28	% % % % % % % %	10,642,797.674 6,989,157.642 8,780,300.910 5,644,404.861 1,191,458.764 5,169,600.389 3,234,593.403 2,516,087.955

VP Distributors LLC 100 Pearl Street Hartford, CT 06103-4500	Premium AlphaSector Series	69.09%		100,681.699

THE INVESTMENT ADVISER, SUBADVISERS AND PORTFOLIO MANAGERS

The Investment Adviser

The Trust has entered into an Investment Advisory Agreement (an “Agreement”) with VIA to serve as investment adviser to the Series of the Trust, as described below. The Agreement provides that the Adviser shall furnish continuously, at its own expense, an investment program for each of the Series, subject at all times to the supervision of the Trustees.

The Agreement also provides that the Adviser shall furnish investment research and advice, implementation of the investment program, including the purchase and sale of securities, and regular reports to the Trustees or hire a subadviser to provide such advisory services. Generally, the Agreement provides that the Adviser shall supply, at its own expense, certain items, such as office facilities, personnel necessary to perform the functions required to manage the investment of each Series’ assets, and personnel to serve, without salary from the Trust, as officers of the Trust.

The Agreement remains in effect for two years following the initial effective date with respect to a Series, and continues in force from year to year thereafter for all Series, provided that, with respect to each Series, the applicable agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that Series (as that term is defined in the 1940 Act). In addition, and in either event, the terms of the Agreement and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust or by the Adviser, on sixty (60) days written notice. The Agreement provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of VIA in the performance of its duties thereunder.

The Trust pays VIA, as full compensation for the services and facilities furnished to the Trust under the Agreement, a fee based on an annual percentage of the average daily net assets of each of the Series, as described in the tables below. There can be no assurance that the Series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

Series	Rate for First $250,000,000	Rate for Next $250,000,000	Rate Over $500,000,000
Virtus Capital Growth	.70%	.65%	.60%
Virtus Growth & Income	.70%	.65%	.60%
Virtus International	.75%	.70%	.65%
Virtus Multi-Sector Fixed Income	.50%	.45%	.40%
Virtus Strategic Allocation	.60%	.55%	.50%

Series	Rate for First $1 Billion	Rate for Next $1 Billion	Rate Over $2 Billion
Virtus Real Estate Securities	.75%	.70%	.65%

Series			Rate
Virtus Premium AlphaSector			1.10%
Virtus Small-Cap Growth			.85%
Virtus Small-Cap Value			.90%

VIA

VIA began serving as investment adviser to the Trust in November 2010 and currently serves as investment adviser to each of the Series. Prior to November 5, 2010, Phoenix Variable Advisers, Inc. served as investment adviser to each of the Series, except Virtus Premium AlphaSector Series, which commenced operation on February 14, 2011.

VIA serves as investment adviser for over 50 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business. VIA is located at 100 Pearl Street, Hartford, CT 06103. As of December 31, 2011, VIA had approximately $20.8 billion in assets under management.

Expense Reimbursement Arrangements

VIA has contractually agreed to reimburse expenses of certain series of the Trust until at least November 5, 2012 (except as noted below), to the extent that total operating expenses, excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any, exceed the maximum total operating expenses of the Series’ average net assets (the “expense caps”) listed in the chart below.

Series	Maximum Total Operating Expense
Virtus Capital Growth	.95%
Virtus Growth & Income	.90%
Virtus International	1.03%
Virtus Multi-Sector Fixed Income	.75%
Virtus Premium AlphaSector	1.70%*
Virtus Real Estate Securities	1.10%
Virtus Small-Cap Growth	1.05%
Virtus Small-Cap Value	1.30%
Virtus Strategic Allocation	.85%

*	Until April 30, 2012

The Agreement provides that all costs and expenses not specifically enumerated as payable by VIA shall be paid by the Trust. To the extent that any expenses are paid by the Trust, they will be paid by the Series incurring them or, in the case of general expenses, may be charged among the Series in relation to the benefits received by the shareholders, as determined by the financial agent under the supervision of the Board of Trustees. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the adviser) incurred in the operation of the Trust and any offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees, expenses of Trustees’ and shareholders’ meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, certain expenses of issue and sale of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust also will pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and the expense of preparing and mailing prospectuses and reports to shareholders.

Adviser Compensation

VIA became investment adviser to the Trust effective November 5, 2010. Prior to November 5, 2010, compensation was paid to the prior adviser. VIA and the Trust’s predecessor adviser were compensated for the last three calendar years as follows:

	Gross Advisory Fee ($)			Advisory Fee Waived and/or Expenses Reimbursed ($)			Net Advisory Fee ($)
	2009	2010	2011	2009	2010	2011	2009	2010	2011
Capital Growth Series	$1,465,000	$1,540,000	$1,497,428	$(244,000)	$(214,000)	$(422,960)	$1,221,000	$1,326,000	$1,074,468
Growth & Income Series	$576,000	$691,000	$1,207,111	$(137,000)	$(171,000)	$(448,905)	$439,000	$520,000	$758,206
International Series	$2,624,000	$2,877,000	$2,737,511	$(150,000)	$(172,000)	$(613,384)	$2,474,000	$2,705,000	$2,124,127
Multi-Sector Fixed Income Series	$968,000	$1,034,000	$1,076,071	$(178,000)	$(215,000)	$(465,829)	$790,000	$819,000	$610,242
Premium AlphaSector Series*	—	—	$9,518	—	—	$(48,500)	—	—	$(38,982)
Real Estate Securities Series	$652,000	$844,000	$806,853	$(7,000)	$(12,000)	$(133,500)	$645,000	$832,000	$673,353
Small-Cap Growth Series	$203,000	$265,000	$581,453	$(86,000)	$(89,000)	$(205,285)	$117,000	$176,000	$376,168
Small-Cap Value Series	$371,000	$538,000	$1,296,689	$(75,000)	$(58,000)	$(90,941)	$296,000	$480,000	$1,205,748
Strategic Allocation Series	$959,000	$950,000	$903,268	$(152,000)	$(171,000)	$(330,063)	$807,000	$779,000	$573,205

*	The Premium AlphaSector Series commenced operations on February 2011; therefore, no advisory fees were paid during 2009 and 2010.

The Subadvisers

The Adviser employs subadvisers to furnish portfolio management services to certain of the Series, subject to Investment Subadvisory Agreements, the terms of which are described below.

➢	Aberdeen Asset Management Inc.

VIA has engaged Aberdeen Asset Management Inc. (“AAMI”) as a subadviser to Virtus International Series. AAMI provides the day-to-day portfolio management for the Series. For implementing certain portfolio transactions and providing other services to the Series, VIA pays a monthly fee to AAMI based on an annual percentage of the average daily net assets of the Series as follows:

Series	Rate
Virtus International Series	0.25%

AAMI may, as needed, use the resources of its parent, Aberdeen Asset Management PLC (“Aberdeen”) and its parent’s wholly-owned subsidiaries for implementing certain portfolio transactions and for providing research services. For implementing certain portfolio transactions, providing research and other services with regard to investments in particular geographic areas, for example, AAMI shall engage the services of its affiliates for which such entities shall be paid a fee by AAMI.

AAMI is a wholly-owned subsidiary of Aberdeen, and its principal offices are located at 1735 Market Street, 37th Floor, Philadelphia, PA 19103. Aberdeen was founded in 1983 and through subsidiaries operating from offices in Scotland; London, England; Singapore and the United States and elsewhere around the globe, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 2011, Aberdeen, and its advisory subsidiaries, had approximately $270.25 billion in assets under management. Aberdeen’s principal offices are located at Bow Bells House, 1 Bread Street, London EC4M 9HH.

Compensation of Portfolio Managers of the Subadviser

Like its competitors in the investment management industry, Aberdeen Asset Management PLC and its subsidiaries, including AAMI recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long-term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment. In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers.

Base Salary. The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus. The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group’s profitability.

Staff performance is reviewed formally once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of the portfolio management teams’ bonuses, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. The split between the two will vary but generally 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over a broad time frame. The pre- or after-tax performance of an individual account is not specifically considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters are judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and “hot” themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives. As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three-year period.

Other Accounts Managed by the Portfolio Managers

The following table provides information as of December 31, 2011 regarding any other accounts managed by the portfolio managers and portfolio management team members for the Series. As noted in the table, the portfolio managers managing the Series may also manage or be members of management teams for other mutual funds or other similar accounts.

Portfolio Manager		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jamie Cumming	Number of Accounts managed: Assets in Accounts Managed (rounded):	5 $0.86 billion	37 $13.73 billion	75 $21.35 billion
Stephen Docherty	Number of Accounts managed: Assets in Accounts Managed (rounded):	5 $0.86 billion	37 $13.73 billion	75 $21.35 billion
Andrew McMenigall	Number of Accounts managed: Assets in Accounts Managed (rounded):	5 $0.86 billion	37 $13.73 billion	75 $21.35 billion
Samantha Fitzpatrick	Number of Accounts managed: Assets in Accounts Managed (rounded):	5 $0.86 billion	37 $13.73 billion	75 $21.35 billion
Bruce Stout	Number of Accounts managed: Assets in Accounts Managed (rounded):	5 $0.86 billion	37 $13.73 billion	75 $21.35 billion

The following table provides information as of December 31, 2011 regarding the portfolio managers of this account that are responsible for managing accounts with performance-based fees.

Portfolio Manager		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jamie Cumming	Number of Accounts managed: Assets in Accounts Managed (rounded):	None	None	3 $0.6 billion
Stephen Docherty	Number of Accounts managed: Assets in Accounts Managed (rounded):	None	None	3 $0.6 billion
Andrew McMenigall	Number of Accounts managed: Assets in Accounts Managed (rounded):	None	None	3 $0.6 billion
Samantha Fitzpatrick	Number of Accounts managed: Assets in Accounts Managed (rounded):	None	None	3 $0.6 billion
Bruce Stout	Number of Accounts managed: Assets in Accounts Managed (rounded):	None	None	3 $0.6 billion

Description of any Potential Material Conflicts of Interest

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Series’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Series. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the facts that (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Series also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Series and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Series will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Series from time to time, it is the opinion of Aberdeen that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

Ownership of Securities

None of the portfolio managers beneficially own any shares in the Trust.

➢	Duff & Phelps Investment Management Co.

VIA has engaged Duff & Phelps Investment Management Co. (“Duff & Phelps”) as subadviser to Virtus Real Estate Securities Series. Duff & Phelps provides the day-to-day portfolio management for the Series. For implementing certain portfolio transactions and providing other services to the Series, VIA pays a monthly fee to Duff & Phelps at the rate of 50% of the gross advisory fee.

Duff & Phelps also serves as investment adviser and subadviser for other mutual funds. Duff & Phelps is a subsidiary of Virtus. As of December 31, 2011, Duff & Phelps had approximately $8.6 billion in assets under management. Duff & Phelps’ offices are located at 200 S. Wacker Drive, Suite 500, Chicago, IL 60606.

Compensation of Portfolio Managers of Duff & Phelps

Virtus Investment Partners, Inc. and its affiliated investment management firms, including Duff & Phelps, Euclid, Kayne and Newfleet (collectively “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefit package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a Long-Term Incentive Compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with a multi-year vesting, subject to Virtus board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of the compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Virtus and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Incentive bonus pools are based upon individual firm profits and in some instances overall Virtus profitability. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds/accounts managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of these funds/accounts. In certain instances comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, may also be components of the individual payment potential.

The Performance Incentive Plan applicable to some portfolio managers varies from the description above. For instance, plans applicable to certain portfolio managers (i) may have an override based upon revenues generated, (ii) may contain a component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guaranteed payout.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

Other Accounts Managed by the Portfolio Manager

The following table provides information as of December 31, 2011 regarding any other accounts for which Duff & Phelps portfolio managers provide investment recommendations.

Portfolio Manager		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Geoffrey Dybas	Number of Accounts managed: Assets in Accounts Managed (rounded):	4 $4.1 billion*	1 $31.7 million	12 $2.2 billion
Frank Haggerty	Number of Accounts managed: Assets in Accounts Managed (rounded):	4 $4.1 billion*	1 $31.7 million	12 $2.2 billion

*	Mr. Dybas and Mr. Haggerty are Portfolio Managers for 4 registered investment companies which include $3.3 billion from a closed-end fund of which $125.3 million are REIT securities.

None of these accounts is subject to a performance fee.

Description of any Potential Material Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of each Series’ investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the subadviser may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Trust policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Series’ shareholders. The adviser and subadvisers are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Trust’s most recent fiscal year.

Ownership of Trust Securities by Portfolio Managers

The members of the portfolio management team do not beneficially own any shares in the Trust.

➢	Euclid Advisors LLC (“Euclid”)

VIA has engaged Euclid as subadviser to Virtus Growth & Income Series, Virtus Premium AlphaSector Series and Virtus Strategic Allocation Series (equity portion). Euclid provides the day-to-day management for the Growth & Income Series and the equity portion of the Strategic Allocation Series. As a subadviser to the Premium AlphaSector Series, Euclid is responsible for determining final allocations and trading decisions following receipt of F-Squared’s investment recommendations. For its services as subadviser, VIA pays a monthly fee to Euclid at the following rates:

Series	Fee Rate
Growth & Income Series	50% of gross advisory fee
Premium AlphaSector Series	20% of the net advisory fee
Strategic Allocation Series	50% of the gross advisory fee (equity assets only)

Euclid acts as subadviser to mutual funds. Euclid is a subsidiary of Virtus. As of December 31, 2011, Euclid had approximately $4.3 billion in assets under management. Euclid’s offices are located at 900 Third Avenue, New York, NY 10022 and 100 Pearl Street, Hartford, CT 06103.

Compensation of Portfolio Managers of Euclid

Please see description under “Compensation of Portfolio Managers of Duff & Phelps,” above.

Other Accounts Managed by the Portfolio Managers

The following table provides information as of December 31, 2011 regarding any other accounts managed by the Euclid portfolio managers named in the prospectus. As noted in the table, the portfolio managers managing the Series may also manage or be members of management teams for other mutual funds or other similar accounts.

Portfolio Manager		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David Dickerson	Number of Accounts managed: Assets in Accounts Managed (rounded):	8 $1.8 billion	None	None
Carlton Neel	Number of Accounts managed: Assets in Accounts Managed (rounded):	8 $1.8 billion	None	None
Amy Robinson	Number of Accounts managed: Assets in Accounts Managed (rounded):	5 $3.3 billion	None	None

Note:	Registered Investment Companies include all open- and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge fund. Other accounts would include, but are not limited to individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.

The following table provides information as of March 31, 2012 regarding the Euclid portfolio managers who are responsible for managing accounts with performance-based fees.

Portfolio Manager		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

David Dickerson	Number of Accounts managed: Assets in Accounts Managed (rounded):	None	None	None

Carlton Neel	Number of Accounts managed: Assets in Accounts Managed (rounded):	None	None	None

Amy Robinson	Number of Accounts managed: Assets in Accounts Managed (rounded):	1 $12.9 million	None	None

Description of any Potential Material Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of each Series’ investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the subadviser may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Trust policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Series’ shareholders. The adviser and subadvisers are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Trust’s most recent fiscal year.

Ownership of Trust Securities by Portfolio Managers

The members of the portfolio management team do not beneficially own any shares in the Trust.

➢	F-Squared Institutional Advisors, LLC.

VIA has engaged F-Squared Institutional Advisors, LLC (“F-Squared”) as limited services subadviser to Virtus Premium AlphaSector Series. F-Squared provides the model portfolio to Euclid on a weekly basis; Euclid is responsible for providing final allocation and trading decisions following receipt of F-Squared’s investment recommendations for the Series. For providing the model portfolio, VIA pays a monthly fee to F-Squared at the rate of 50% of the net advisory fee.

F-Squared has been an investment adviser since 2010 and provides investment management and advisory services to institutional and separately managed accounts. As of December 31, 2011, F-Squared had approximately $3.3 billion in assets under management. F-Squared’s offices are located at 2221 Washington Street, Suite 201, Newton, MA 02462.

Compensation of Portfolio Managers of the Subadvisor

Howard Present is both Portfolio Manager for the Premium AlphaSector Series as well as CEO of F-Squared. His compensation includes a base salary and bonus, with the bonus comprised of both cash and equity. The determination of the bonus amount is made by the F-Squared Board of Directors, based on Mr. Present’s responsibilities as CEO.

Other Accounts Managed by the Portfolio Manager

The following table provides information as of December 31, 2011 regarding any other accounts for which the F-Squared portfolio manager provides investment recommendations.

Portfolio Manager		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Howard Present	Number of Accounts managed: Assets in Accounts Managed (rounded):	5 $3.3 billion	2 $134 million	117 $2.2 billion

The following table provides information as of March 31, 2012 regarding the F-Squared portfolio manager who is responsible for managing accounts with performance-based fees.

Portfolio Manager		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Howard Present	Number of Accounts managed: Assets in Accounts Managed (rounded):	1 $12.9 million	None	None

Description of any Potential Material Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio manager’s management of the Series’ investments and the investments of any other accounts he manages. However, because F-Squared provides only limited services to the Series and does not implement portfolio transactions, F-Squared’s conflicts of interest with respect to providing services to the Series are expected to be minimal.

Ownership of Trust Securities by Portfolio Managers

The portfolio manager does not beneficially own any shares in the Trust.

➢	Kayne Anderson Rudnick Investment Management LLC

VIA has engaged Kayne Anderson Rudnick Investment Management LLC (“Kayne”) as subadviser to Virtus Capital Growth Series, Virtus Small-Cap Growth Series and the Virtus Small-Cap Value Series. Kayne provides the day-to-day portfolio management for the Series. For implementing certain portfolio transactions and providing other services to the Series, VIA pays a monthly fee to Kayne at the rate of 50% of the gross advisory fee for Virtus Small-Cap Growth Series and the Virtus Small-Cap Value Series, and 50% of the net advisory fee for Virtus Capital Growth Series.

Kayne also serves as subadviser for other mutual funds. Kayne is a subsidiary of Virtus. As of December 31, 2011, Kayne had approximately $5.5 billion in assets under management. Kayne’s offices are located at 1800 Avenue of the Stars, Los Angeles, CA 90067.

Compensation of Portfolio Managers of the Subadviser

Please see the description under “Compensation of Portfolio Managers of VIA,” above.

Other Accounts Managed by the Portfolio Manager

The following table provides information as of December 31, 2011 regarding any other accounts for which Kayne portfolio managers provide investment recommendations.

Portfolio Manager*		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Todd Beiley	Number of Accounts managed: Assets in Accounts Managed (rounded):	3 $343 million	None	273 $1.314 billion
Jon Christensen	Number of Accounts managed: Assets in Accounts Managed (rounded):	4 $345 million	None	272 $1.347 billion
Doug Foreman	Number of Accounts managed: Assets in Accounts Managed (rounded):	2 $566 million	None	15 $575 million
Julie Kutasov	Number of Accounts managed: Assets in Accounts Managed (rounded):	2 $415 million	None	293 $ 1.69 billion
Robert Schwarzkopf	Number of Accounts managed: Assets in Accounts Managed (rounded):	5 $758 million	None	530 $2.992 billion
Craig Stone	Number of Accounts managed: Assets in Accounts Managed (rounded):	3 $417 million	None	325 $1.745 billion
Gregory Toppe	Number of Accounts managed: Assets in Accounts Managed (rounded):	2 $566 million	None	15 $575 million

*	These investment professionals function as a team and are not segregated along product lines or by client type. The portfolio managers work on all core equity products and the data shown for these managers reflects firm-level numbers of accounts and assets under management segregated by vehicle type.

None of these accounts is subject to a performance fee.

Description of any Potential Material Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of each Series’ investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the subadviser may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Trust policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Series’ shareholders. The adviser and subadvisers are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Trust’s most recent fiscal year. There are seldom any material conflicts of interest since portfolio managers generally manage funds and other accounts having similar investment strategies.

Ownership of Trust Securities by Portfolio Managers

The members of the portfolio management teams do not beneficially own any shares in the Trust.

➢	Newfleet Asset Management, LLC

VIA has engaged Newfleet Asset Management, LLC (“Newfleet”) as subadviser to Virtus Multi-Sector Fixed Income Series and Virtus Strategic Allocation Series (fixed income portion). Newfleet provides the day-to-day portfolio management for the Series. For implementing certain portfolio transactions and providing other services to the Series, VIA pays a monthly fee to Newfleet at the following rates:

Series	Rate
Virtus Multi-Sector Fixed Income Series	0.20% of average net assets
Virtus Strategic Allocation Series	0.23% of average net assets (fixed income only)

Newfleet also serves as subadviser for other mutual funds. Newfleet is a subsidiary of Virtus. As of December 31, 2011, Newfleet had approximately $8.05 billion in assets under management. Newfleet’s offices are located at 909 Montgomery Street, San Francisco, CA 94133 and 100 Pearl Street, Hartford, CT 06103.

Compensation of Portfolio Managers of the Subadviser

Please see the description under “Compensation of Portfolio Managers of VIA,” above.

Other Accounts Managed by the Portfolio Manager

The following table provides information as of December 31, 2011 regarding any other accounts that Newfleet portfolio managers provide investment recommendations.

Portfolio Manager		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

David L. Albrycht	Number of Accounts managed: Assets in Accounts Managed:	6 $4.11 billion	None	None

Description of any Potential Material Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Series’ investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the subadviser may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Trust policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Series’ shareholders. The adviser and subadvises are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Trust’s most recent fiscal year. There are seldom any material conflicts of interest since portfolio managers generally manage funds and other accounts having similar investment strategies.

Ownership of Trust Securities by Portfolio Managers

Portfolio Manager	Dollar Range of equity Securities Beneficially Owned in Each Fund Managed*
David L Albrycht	Multi-Sector Fixed Income Series - $100,001 - $500,000 Strategic Allocation Series - $10,001 - $50,000

*	Amounts are held in an account which reflects the value of each fund’s shares; Mr. Albrycht’s interest in the account is determined by an incremental vesting schedule.

Subadviser Compensation

The following table shows the dollar amount of fees paid to its respective Subadviser for managing the applicable Series for the fiscal years ended December 31, 2009, 2010 and 2011.

	2009	2010	2011
Capital Growth Series[1]	$732,788	$770,016	$710,940
Growth & Income Series[2]	$263,400	$224,455	$133,827
International Series	$1,311,853	$1,368,103	$933,040
Multi-Sector Fixed Income Series[6]	$387,273	$412,307	$433,292
Premium AlphaSector Series[3]	—	—	$4,759
Real Estate Securities Series	$326,026	$422,149	$403,426
Small-Cap Growth Series[4]	$131,381	$158,283	$290,726
Small-Cap Value Series[5]	$255,630	$324,139	$648,344
Strategic Allocation Series (fixed income portion)[7]	$147,347	$145,733	$137,617
Strategic Allocation Series (equity portion)[2]	$215,200	$183,772	$64,028

[1]

Kayne is the subadviser to this Series; under the terms of the Subadvisory Agreement, the subadvisory fee paid to Kayne is reduced by 50% of any reimbursements or waivers by VIA and increased by 50% of any such reimbursements or waivers subsequently recaptured. Newfleet served as the subadviser to the Series from November 5, 2010 to September 30, 2011; Neuberger Berman LLC served as the subadviser this Series from September 15, 2008 through November 5, 2010; prior thereto, it was subadvised by Harris Investment Management, Inc.

[2]

Until November 5, 2010, VIA served as a subadviser to these Series; effective November 5, 2010, VIA serves as Adviser. Effective September 30, 2011, Euclid serves as the subadviser to these Series; from November 5, 2010 through September 30, 2011, VIA managed these Series directly.

[3]

Virtus Premium AlphaSector Series commenced operations on February 14, 2011; therefore, no subadvisory fees were paid during 2009 and 2010. F-Squared serves as a subadviser to this Series; under the terms of the Subadvisory Agreement with F-Squared, the subadvisory fee paid to F-Squared is reduced by 50% of any reimbursements or waivers by VIA and increased by 50% of any such reimbursements or waivers subsequently recaptured. Effective September 30, 2011, Euclid also serves as a subadviser to this Series; under the terms of the Subadvisory Agreement with Euclid, the subadvisory fee paid to Euclid is reduced by 20% of any reimbursements or waivers by VIA and increased by 20% of any such reimbursements or waivers subsequently recaptured.

[4]	Kanye is the Subadviser to this Series. Neuberger Berman LLC subadvised this Series from September 15, 2008 through November 5, 2010; prior thereto, it was subadvised by Fred Alger Management, Inc.
[5]	Kayne is the Subadviser to this Series. AllianceBernstein L.P. subadvised this Series from May 2, 2009 through November 5, 2010; prior thereto, it was managed by Sanford Bernstein.
[6]

Newfleet was appointed as subadviser to this Series on June 17, 2011. Prior to June 2, 2011, Goodwin Capital Advisers, Inc. (“Goodwin”) subadvised this Series; from June 2 through June 17, 2011, VIA managed this Series directly.

[7]

Newfleet was appointed subadviser to this Series on June 17, 2011. Prior to June 2, 2011 Goodwin subadvised the fixed income portion of this Series; from June 2 through June  17, 2011, VIA managed this Series directly.

THE DISTRIBUTOR

The Trust has an underwriting agreement (“Underwriting Agreement”) with VP Distributors, LLC (“VP Distributors” or the “Distributor”) in which VP Distributors serves as the underwriter and distributor for the Trust. VP Distributors has a business office located at 100 Pearl Street, Hartford, CT 06103. Each Series has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”).

The Trust’s Underwriting Agreement was approved by the Board of Trustees at a Board meeting held on July 27, 2010, and was effective on November 5, 2010. The Underwriting Agreement will remain in effect from year to year provided the Distribution Agreement’s continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the Trust or a Series and, if applicable, who have no direct or indirect financial interest in the operation of the Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Distribution Plan provides that the Trust, on behalf of each Series, may pay the Distributor annually up to 0.25% of the average daily net assets of a Series attributable to its shares in respect to activities primarily intended to result in the sale of shares of the Series. Under the terms of the Distribution Plan and the related Underwriting Agreement, each Series is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the shares of the Series for such entities’ fees or expenses incurred or paid in that regard. The Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to shares of the Series regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Distribution Plan’s renewal. Expenditures under the Distribution Plan may include, without limitation: (a) the printing and mailing of prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the shares of the Series; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the Series; (c) holding seminars and sales meetings designed to promote the distribution of shares of the Series; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Series investment objectives and policies and other information about the Series, including the performance of the Series; (3) training sales personnel regarding the shares of the Series; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of shares of the Series. For the fiscal year ended December 31, 2011 and for the period November 5, 2010 (implementation date) through December 31, 2010, the Series paid fees under the Distribution Plan (known as “12b-1 fees”) in the amount of $3,615,664 and $583,298, respectively. The Rule 12b-1 payments were used for unaffiliated third party distribution and administration services.

The Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor in connection with the Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust’s Board of Trustees, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Distribution Plan or any Rule 12b-1 related agreement. In addition, the Distribution Plan and any Rule 12b-1 related agreement may be terminated as to shares of a Series at any time, without penalty, by vote of a majority of the outstanding shares of that Series, or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.50% of average daily net assets annually) that may be spent for distribution of shares of any Series without the approval of shareholders of that Series.

DESCRIPTION OF PROXY VOTING POLICY

The Trust has adopted a Statement of Policy with Respect to Proxy Voting (the “Policy”) stating the Trust’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Trust. The Trust will endeavor to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Trust must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

The Policy stipulates that the adviser or subadviser to whom proxy voting authority has been given with respect to a Series (a “delegate”) will handle proxies, subject to the Board of Trustees’ oversight. The delegate will vote (or abstain from voting) proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust’s Policy. The delegate may engage a qualified, independent organization to vote proxies on its behalf. Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

•

Corporate Governance Matters—tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

•	Changes to Capital Structure—dilution or improved accountability associated with such changes.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•	Social and Corporate Responsibility Issues—the delegate will generally vote against shareholder social and environmental issue proposals.

The Trust and its delegates seek to avoid actual or perceived conflicts of interest of Trust shareholders, on the one hand, and those of the delegate, principal underwriter, or any affiliated person of the Trust, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the vendor; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each delegate to notify the President of the Trust of any actual or potential conflict of interest. No delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

The Policy further imposes certain record keeping and reporting requirements on each delegate. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available free of charge by calling, toll-free, (800) 367-5877, or on the SEC’s Web site at sec.gov.

CUSTODIAN

The custodian, under the terms of a custodian agreement, holds the securities and cash of the Series of the Trust. The custodian is:

The Bank of New York Mellon

One Wall Street

New York, NY 10286

The Trust permits the custodian to deposit some or all of its securities in central depository systems as allowed by Federal law. The Board of Trustees of the Trust has authorized the use of foreign custodians and foreign central depositories if certain conditions are met.

FOREIGN CUSTODIAN

The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust’s foreign securities transactions. The use of a foreign custodian involves considerations that are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, independent registered public accounting firm for the Trust, audits the Trust’s financial statements. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Trust from time to time.

SERVICE AGREEMENTS

Under an Administration Agreement, VP Distributors acts as the administrator of the Trust and, and as such, is responsible for certain administrative functions and bookkeeping and pricing functions for the Trust. For its services as Administrator, VP Distributors receives an administration fee based upon the average net assets across all non-money market funds within the Virtus family of funds at the following incremental annual rates.

First 5 billion	0.09%
$5 billion to $15 billion	0.08%
Greater than $15 billion	0.07%

For purposes of applying the fee breakpoints, the Trust’s average net assets may be aggregated with average net assets of other affiliated funds in the Virtus family of funds for which VP Distributors acts as administrator.

For services to the Trust during the fiscal years ended December 31, 2009, 2010 and 2011, the Administrator received $1,365,083, $1,384,551 and $1,200,104 respectively.

BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) has been retained under a Sub-Administration Agreement by VP Distributors to perform certain administrative, fund accounting, tax and financial reporting services for the Trust, for which VP Distributors pays BNY Mellon a fee. BNY Mellon is not compensated by the Trust for these services.

Under a Transfer Agent Agreement, BNY Mellon acts as transfer agent to the Trust, and as such, performs certain administrative functions related to recording the purchase and redemption of Trust shares and serving as dividend paying agent. For these services, BNY Mellon receives a flat rate from the Series, plus per account fees and certain out-of-pocket charges.

CODE OF ETHICS

The Trust and each of its adviser, subadvisers and distributor have adopted codes of ethics. The Trust has also adopted a Senior Management Code of Ethics as required by §406 of Sarbanes-Oxley Act of 2002. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the adviser or subadvisers who regularly have access to information about securities purchased for the Trust, to invest in securities for their own accounts. This could include securities that may be purchased by a Series of the Trust. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Trust.

BROKERAGE ALLOCATION

Subject to the supervision and control of the portfolio managers and the Trustees of the Trust, each Series’ adviser or subadviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions.

In effecting portfolio transactions for the Trust, the adviser and subadvisers adhere to the Trust’s policy of seeking best execution and price, determined as described below, except to the extent the Trust is permitted to pay higher brokerage commissions for “brokerage and research services” as defined herein. An adviser or subadviser may cause a Series to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction, if the adviser or subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, “brokerage and research services” include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Series or to the adviser or subadvisers are considered to be in addition to and not in lieu of services required to be performed by the adviser or subadvisers under their advisory contracts, and research services may benefit both the Series and other clients of the adviser or subadvisers. Conversely, research services provided by brokers to other clients of the adviser or subadvisers may benefit the Series.

The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser’s personnel responsible for the selection of broker-dealers to affect Series portfolio securities transactions from taking into account, in making those decisions, broker-dealer’s promotion or sales efforts, and (ii) the Trust, the adviser, subadvisers and Distributor from entering into any agreement or other understanding under which the Trust’s direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of variable annuity contracts and variable life policies. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

If the securities in which a particular Series of the Trust invests are traded primarily in the over-the-counter market, it is possible the Series will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Series (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, confidentiality, including trade anonymity, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the adviser or subadvisers in determining the overall reasonableness of brokerage commissions paid by the Trust.

The adviser and the subadvisers are permitted to use their respective broker/dealer affiliates to buy and sell securities for the Trust, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. For the fiscal years ended December 31, 2009, 2010 and 2011 brokerage commissions paid by the Series on portfolio transactions totaled $1,093,981, $1,508,408 and $1,020,431 respectively.

It may frequently happen that the same security is held in the portfolio of more than one account managed by an investment adviser or subadviser (“Managed Account”). Simultaneous transactions are inevitable when several Managed Accounts are managed by the same investment adviser or subadviser, particularly when the same security is suited for the investment objectives of more than one Managed Account. When two or more Series advised by an adviser or subadviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the Series in a manner believed to be equitable to each Series. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Series is concerned. In other cases, however, it is believed that the ability of the Series to participate in volume transactions will produce better executions for the Series. It is the opinion of the Board of Trustees of the Trust that the desirability of utilizing the adviser and subadvisers as investment advisers of the Series outweighs the disadvantages that may be said to exist from simultaneous transactions.

The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders (“bunching procedures”) in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser or subadviser, as applicable, shall not aggregate transactions unless it believes in its sole discretion that such aggregation is consistent with its duty to seek best execution (which shall include the duty to seek best price) for the Series. No advisory account of the adviser or subadviser, as applicable, is to be favored over any other account and generally each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the adviser or subadviser, as applicable, in that security on a given business day, with all transaction costs shared pro rata based on each account’s participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser or subadviser’s accounts, as applicable, in accordance with the allocation order, and if the order is partially filled, it will generally be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if the reason for such different allocation is explained in writing and is approved in writing by the Adviser’s compliance officer prior to the execution of the order. Some of the subadvisers use different allocation procedures for allocating securities of initial public offerings.

DISCLOSURE OF TRUST HOLDINGS

The Trustees of the Trust have adopted policies with respect to the disclosure of the Series’ portfolio holdings. These policies provide that the Series’ portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Series’ policies prohibit Virtus and the Series’ service providers from entering into any agreement to disclose Series portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Series, third parties providing services to the Series (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Series.

The Board of Trustees has delegated to the Trust’s Administrator the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The Administrator will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Series shareholders. The Administrator generally carries out this duty through its chief compliance officer, in consultation with other officers representing various areas of management.

The Trust’s Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Series’ compliance with these policies and for providing reports to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Series shareholders and those of Virtus and its affiliates identified during the reporting period and how such conflicts were resolved.

Public Disclosures

In accordance with rules established by the SEC, each Series sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Series also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Series’ shareholder reports are available on Virtus’ Web site at virtus.com. Certain of the Series also make publicly available on Virtus’ Web site a full listing of portfolio holdings as of the end of each month with a 30-day delay, while other of the Series make such full listings available as of the end of each quarter with a 60-day delay. Additionally, each Series provides its top 10 holdings and summary composition data derived from portfolio holdings information on Virtus’ Web site. This information is posted to the Web site at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web site until full portfolio holdings information becomes publicly available as described above. The Series also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies, and may provide to financial intermediaries, upon request, monthly portfolio holdings for periods included in publicly-available quarterly portfolio holdings disclosures.

Other Disclosures

The Administrator may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Series’ policies provide that non-public disclosures of a Series’ portfolio holdings may only be made if (i) the Series has a legitimate business purpose for making such disclosure and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The Administrator will consider any actual or potential conflicts of interest between Virtus and the Series’ shareholders and will act in the best interest of the Series’ shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to the Series’ shareholders, the

Administrator may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to the Series’ shareholders, the Administrator will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Series’ Board of Trustees and/or the Series’ Administrator, the Series periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Series in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Virtus and its affiliates, the entities receiving non-public portfolio holdings as of the date of this SAI are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Series.

Non-Public Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Virtus Investment Advisers, Inc.	Daily, with no delay
Subadvisers	Aberdeen Asset Management Inc. Duff & Phelps Investment Management Co. Euclid Advisors, LLC Kayne Anderson Rudnick Investment Management LLC Newfleet Asset Management, LLC	Daily, with no delay Daily, with no delay Daily, with no delay Daily, with no delay Daily, with no delay
Distributor	VP Distributors, LLC	Daily, with no delay
Custodian	Bank of New York Mellon	Daily, with no delay
Sub-financial Agent	BNY Mellon Investment Servicing	Daily, with no delay
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP	Annual Reporting Period: within two business days of end of reporting period Semiannual Reporting Period: within 30 business days of end of reporting period
Typesetting and Printing Firm for Financial Reports	RR Donnelley Financial	Quarterly, within 15 days of end of reporting period
Proxy Voting Service	Risk Metrics Group	Twice weekly on an ongoing basis
Class Action Provider	Glass Lewis	Daily, with no delay

Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Rating Agencies	Lipper Inc. and Morningstar	Certain funds are monthly, with 30-day delay or quarterly with a 60 day delay after fiscal quarter-end
Portfolio Redistribution Firms	Bloomberg, Standard & Poor’s and Thompson Reuters	Certain funds are monthly, with 30-day delay or quarterly with a 60 day delay after fiscal quarter-end

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Series.

There is no guarantee that the Trust’s policies on use and dissemination of holdings information will protect the Series from the potential misuse of holdings by individuals or firms in possession of such information.

REDEMPTION OF SHARES

The Trust will redeem any shares presented by the shareholder accounts for redemption. The accounts’ policies on when and whether to buy or redeem Trust shares are described in the contract prospectuses.

At the discretion of the Trustees, the Trust may, to the extent consistent with state and federal law, make payment for shares of a particular Series repurchased or redeemed in whole or in part in securities or other assets of such Series taken at current values. Should payment be made in securities, the shareholder accounts may incur brokerage costs in converting such securities to cash.

The right of redemption may be suspended or the payment date postponed for more than seven days only for any period during which trading on the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted, as determined by the SEC, for any period when an emergency (as defined by rules of the SEC) exists, or during any period when the SEC has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholders may withdraw requests for redemption of shares prior to the next determination of NAV after the suspension has been terminated or they will receive payment of the NAV so determined.

The shareholder accounts may receive more or less than was paid for the shares, depending on the NAV of the shares at the time they are repurchased or redeemed.

TAXES

The following discussion of the federal tax status of the Series is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each Series is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each Series to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and to qualify as a regulated investment company each year. If a Series: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each Series to do, then under the provisions of Subchapter M of the Code the Series should have little or no liability for federal income taxes. In particular, a Series will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Series generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A Series must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a “qualified publicly traded partnership;” and (2) at the close of each quarter of the Series’ taxable year, (a) at least 50% of the value of the Series’ total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities limited in respect to any one issuer to 5% of the value of the Series’ assets and to not more than 10% of the outstanding voting securities of any issuer, and (b) the Series must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Series and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98.2% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts, or parties that contributed in aggregate $250,000 or less in seed money to the Series. The Trust intends that each Series will either qualify for this exception or will make sufficient distributions each year to satisfy the excise tax avoidance requirements.

Section 817(h) Diversification Requirements

Each Series also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a regulated investment company registered under the 1940 Act as an open-end management investment company (such as the Series) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and the 1940 Act, and may affect the securities in which a Series may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), a Series may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a “safe harbor” described below, as of the end of each calendar quarter, or within 30 days thereafter:

•	no more than 55% of a Series’ total assets may be represented by any one investment

•	no more than 70% by any two investments

•	no more than 80% by any three investments

•	no more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year a Series fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a Series fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Series might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Series fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Series might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by the Series’ investment adviser, subadvisers and administrator, and each Series intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Series than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Series’ investment adviser and subadvisers might otherwise select.

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by a Series investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Series to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Series’ assets to be invested within various countries is not now known. The Trust intends that each Series will operate so as to qualify for applicable treaty-reduced rates of tax where available.

If a Series acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Series could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Series is timely distributed to its shareholders. The Series would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Series to recognize taxable income or gain without the concurrent receipt of cash. Any Series that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Series in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Series’ investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Series must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

Each Series that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Series elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Series must meet the 90% distribution requirement to qualify as a regulated investment company, a Series may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Series’ transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Series (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Series and defer losses of the Series. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Series, (2) could require the Series to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Series to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Series as a regulated investment company, the Trust seeks to monitor transactions of each Series, seeks to make the appropriate tax elections on behalf of each Series and seeks to make the appropriate entries in each Series’ books and records when the Series acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Series may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Investor Taxation

Under current law, owners of variable life insurance contracts and variable annuity contracts who are indirectly invested in a Series generally are not subject to federal income tax on Series earnings or distributions or on gains realized upon the sale or redemption of Series shares until they are withdrawn from the contract. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts.

FINANCIAL STATEMENTS

The financial statements and the notes thereto relating to the Trust and the report of PricewaterhouseCoopers LLP with respect thereto for the fiscal year ended December 31, 2011 are contained in the Trust’s annual report and are incorporated herein by reference. The annual and semiannual reports are available by calling Virtus Investment Partners at (800) 367-5877 or by visiting the Institutional Investors section of Virtus’ Web site at virtus.com. The participating insurance companies have agreed to send copies of both the annual report and the semiannual report to shareholders containing the Trust’s financial statements to every contract owner or policy owner having an interest in the accounts.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group the comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s also provides credit ratings for preferred stocks. Preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

aaa: An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa: An issue that is rated “baa” is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Moody’s ratings for municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e., payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody’s with the use of the Symbol VMIG, instead of MIG.

Standard & Poor’s Corporation

AAA: Bonds rated AAA have the higher rating assigned by Standard & Poor’s Corporation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

S&P’s top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A “+” is added for those issues determined to possess overwhelming safety characteristics. An “SP-2” designation indicates a satisfactory capacity to pay principal and interest.

Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

The Moody’s Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.

GLOSSARY

Commercial Paper: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

Certificates of Deposit: Negotiable certificates representing a commercial bank’s obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Bankers’ Acceptances: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

Time Deposits: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

Corporate Obligations: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.

VIRTUS VARIABLE INSURANCE TRUST

PART C—OTHER INFORMATION

Item 28.	Exhibits

(a)	Agreement and Declaration of Trust (establishing the Delaware statutory trust into which the Registrant reorganized effective February 14, 2011) dated January 3, 2011, filed via EDGAR with Post-Effective Amendment No. 62 (File No. 033-05033) on February 14, 2011.

(b)	Bylaws of Virtus Variable Insurance Trust, adopted January 3, 2011, filed via EDGAR with Post-Effective Amendment No. 62 (File No. 033-05033) on February 14, 2011.

(c)	Not applicable.

(d)	Investment Advisory Contracts.

1.	Investment Advisory Agreement between Registrant and Virtus Investment Advisers, Inc. (“VIA”) dated November 5, 2010, on behalf of Virtus Capital Growth Series, Virtus Growth & Income Series, Virtus International Series, Virtus Multi-Sector Fixed Income Series, Virtus Real Estate Securities Series, Virtus Small-Cap Growth Series, Virtus Small-Cap Value Series, Virtus Strategic Allocation Series, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

a)	First Amendment to Investment Advisory Agreement between Registrant and VIA effective as of February 14, 2011, on behalf of Virtus Premium AlphaSector Series, filed via EDGAR herewith.

2.	Subadvisory Agreement between SCM Advisors, LLC and VIA dated November 5, 2010, on behalf of the Virtus Capital Growth Series, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

a)	Subadvisory Agreement between Newfleet Asset Management, LLC (“Newfleet”) (formerly, SCM Advisors, LLC) and VIA dated June 17, 2011, on behalf of the Virtus Multi-Sector Fixed Income Series and Virtus Strategic Allocation Series, filed via EDGAR herewith.

3.	Subadvisory Agreement between Aberdeen Asset Management, Inc. (“Aberdeen”) and VIA dated November 5, 2010, on behalf of the Virtus International Series, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

4.	Subadvisory Agreement between Euclid Advisors LLC (“Euclid”) and VIA dated September 30, 2011, on behalf of the Virtus Growth & Income Series, Virtus Premium AlphaSector Series, and Virtus Strategic Allocation Series, filed via EDGAR herewith.

5.	Subadvisory Agreement between Duff & Phelps Investment Management Co. (“DPIM”) and VIA dated November 5, 2010, on behalf of the Virtus Real Estate Securities Series, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

6.	Subadvisory Agreement between Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) and VIA dated November 5, 2010, on behalf of the Virtus Small-Cap Growth Series and the Virtus Small-Cap Value Series, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

a)	First Amendment to Subadvisory Agreement between Kayne and VIA dated September 30, 2011, on behalf of the Virtus Capital Growth Series, filed via EDGAR herewith.

7.	Subadvisory Agreement between F-Squared Institutional Advisors, LLC (“F-Squared”) and VIA effective as of February 14, 2011, on behalf of the Virtus Premium AlphaSector Series, filed via EDGAR herewith.

(e)

1.	Underwriting Agreement between Registrant and VP Distributors, Inc. (now known as VP Distributors, LLC, “VP Distributors”) dated November 5, 2010, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

a)	Amendment to Underwriting Agreement between Registrant and VP Distributors, effective as of February 14, 2011, filed via EDGAR herewith.

2.	Distribution and Administrative Services Agreement among VIA, VP Distributors, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company and 1851 Securities, Inc., effective as of November 5, 2010, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

3.	Marketing and Administrative Services Agreement between VP Distributors and Jefferson National Life Insurance Company dated November 2011, filed via EDGAR herewith.

(f)	The Virtus Variable Insurance Trust Deferred Compensation Program, effective January 1, 2009, filed via EDGAR with Post-Effective Amendment No. 57 (File No. 033-05033) on April 30, 2009.

(g)	Custodian Agreement.

1.	Master Custody Agreement between Registrant and The Bank of New York Mellon dated December 14, 2009, filed via EDGAR with Post-Effective Amendment No. 60 (File No. 033-05033) on April 30, 2010.

a)	First Amendment to Master Custody Agreement between Registrant and The Bank of New York Mellon effective as of November 5, 2010, filed via EDGAR herewith.

b)	Second Amendment to Master Custody Agreement between Registrant and The Bank of New York Mellon effective as of February 14, 2011, filed via EDGAR herewith.

2.	Foreign Custody Manager Agreement by and between Registrant and The Bank of New York Mellon dated December 14, 2009, filed via EDGAR with Post-Effective Amendment No. 60 (File No. 033-05033) on April 30, 2010.

a.)	First Amendment to Foreign Custody Manager Agreement by and between Registrant and The Bank of New York Mellon effective as of February 14, 2011, filed via EDGAR herewith.

(h)	Other Material Contracts.

1.	Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) dated November 1, 2008, filed via EDGAR with Post-Effective Amendment No. 57 (File No. 033-05033) on April 30, 2009.

a)	First Amendment to Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) effective as of February 14, 2011, filed via EDGAR herewith.

2.	(Reserved)

3.	Amended and Restated Expense Limitation Agreement between Registrant and Virtus Investment Advisers, Inc., effective as of February 14, 2011, filed via EDGAR herewith.

4.	Participation Agreement among Registrant, VP Distributors, and Jefferson National Life Insurance Company dated as of November 2011, filed via EDGAR herewith.

5.	Administration Agreement between Registrant and VP Distributors dated December 31, 2008, filed via EDGAR with Post-Effective Amendment No. 57 (File No. 033-05033) on April 30, 2009.

a)	First Amendment to Administration Agreement between Registrant and VP Distributors effective as of February 14, 2011, filed via EDGAR herewith.

6.	Rule 22c-2 Agreement among VP Distributors, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company and 1851 Securities, Inc. dated as of November 5, 2010, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

(i)	Legal Opinion.

1.	Opinion and Consent of Counsel covering shares of Virtus Variable Insurance Trust dated February 14, 2011, filed via EDGAR with Post-Effective Amendment No. 62 (File No. 033-05033) on February 14, 2011.

(j)	Other Opinions.

1.	Consent of PricewaterhouseCoopers LLP, filed via EDGAR herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	Rule 12b-1 Plan, filed via EDGAR with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010.

1.	First Amendment to Rule 12b-1 Plan dated February 14, 2011, filed via EDGAR herewith.

(n)	Not applicable.

(o)	Reserved.

(p)	Code of Ethics.

1.	Amended and Restated Code of Ethics of Registrant pursuant to Rule 17j-1 of the 1940 Act dated February 2012, filed via EDGAR herewith.

2.	Amended and Restated Combined Code of Ethics of DPIM, Euclid, Newfleet, Kayne and VIA et al. dated February 15, 2012, filed via EDGAR herewith.

3.	Code of Ethics of Aberdeen effective as of January 1, 2008, filed via EDGAR with Post-Effective Amendment No. 56 (File No. 033-05033) on May 1, 2008.

4.	Code of Ethics of F-Squared dated December 31, 2011, filed via EDGAR herewith.

(q)	Powers of Attorney for Roger A. Gelfenbien, Eunice S. Groark, John R. Mallin, Hassell H. McClellan and Philip R. McLoughlin and Thomas J. Brown, Trustees, filed via EDGAR with Post-Effective Amendment No. 64 (File No. 033-05033) on April 21, 2011.

Item 29.	Persons Controlled By or Under Common Control with Registrant

None.

Item 30.	Indemnification

The Agreement and Declaration of Trust dated January 3, 2011 and the By-Laws dated January 3, 2011, provide that the Fund shall indemnify each of its Trustees and officers against liabilities arising by reason of being or having been a Trustee or officer, except for matters as to which such Trustee or officer shall have been finally adjudicated not to have acted in good faith and except for liabilities arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties. Each Trustee and the Fund have entered into Indemnification Agreements dated February 14, 2011 whereby the Fund shall indemnify the trustee for expenses incurred in any proceeding in connection with the trustee’s service to the Fund.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Advisors and Subadvisors

See in the Prospectus and the Statement of Additional Information for information regarding the business of the advisors and subadvisors.

For information as to the business, profession, vocation or employment of a substantial nature of the directors and officers of the advisors and subadvisors in the last two years, reference is made to the current Form ADV filed under the Investment Advisers Act of 1940, and incorporated herein by reference: Aberdeen Asset Management Inc., SEC File No. 801-49966; Duff & Phelps Investment Management Co., SEC File No. 801-14813; Euclid Advisors, LLC SEC File No. 801-54263; F-Squared Institutional Advisors SEC File No. 801-71753; Kayne Anderson Rudnick Investment Management, LLC SEC File No. 801-24241 ; Newfleet Asset Management, LLC (formerly SCM Advisors, LLC) SEC File No. 801-51559; and Virtus Investment Advisers, Inc., SEC File No. 801-5995.

Item 32.	Principal Underwriter

VP Distributors serves as the principal underwriter for the following registrants:

Virtus Variable Insurance Trust, Virtus Equity Trust, Virtus Insight Trust, Virtus Opportunities Trust and Virtus Total Return Fund.

(b)	Directors and executive officers of VP Distributors are as follows:

Name and Principal Business Address	Positions and Offices with Distributor	Positions and Offices with Registrant
George R. Aylward 100 Pearl Street Hartford, CT 06103	Director and Executive Vice President	President

Kevin J. Carr 100 Pearl Street Hartford, CT 06103	Vice President, Counsel and Secretary	Vice President, Counsel, Chief Legal Officer and Secretary

Jeffrey Cerutti 100 Pearl Street Hartford, CT 06103	Director and President	None

Nancy J. Engberg 100 Pearl Street Hartford, CT 06103	Vice President and Assistant Secretary	Vice President and Chief Compliance Officer

David Hanley 100 Pearl Street Hartford, CT 06103	Vice President and Treasurer	None

David C. Martin 100 Pearl Street Hartford, CT 06103	Vice President and Chief Compliance Officer	None

Francis G. Waltman 100 Pearl Street Hartford, CT 06103	Director	Senior Vice President

(c)	To the best of the Registrant’s knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant’s last fiscal year.

Item 33.	Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:

Secretary of the Trust:

Kevin J. Carr, Esq.

100 Pearl Street

Hartford, CT 06103

Investment Adviser:

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103

Subadviser to International Series:

Aberdeen Asset Management, Inc.

1735 Market Street

32nd Floor

Philadelphia, PA 19103

Subadviser for Real Estate Securities Series:-

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Subadviser for Growth & Income Series, Premium AlphaSectorSM Series and Strategic Allocation Series:

Euclid Advisors, LLC

100 Pearl Street

Hartford, CT 06103

Subadviser for Premium AlphaSectorSM Series:

F-Squared Institutional Advisors

One Newton Executive Park

2221 Washington Street, Suite 201

Newton, MA 02462

Subadviser to Capital Growth Series, Small-Cap Growth Series and Small-Cap Value Series:

Kayne Anderson Rudnick Investment Management, LLC

1800 Avenue of the Stars

Second Floor

Los Angeles, CA 90067

Subadviser to Multi-Sector Fixed Income Fund:

Newfleet Asset Management, LLC

100 Pearl Street

Hartford, CT 06103

Principal Underwriter and Administrator:

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103

Custodian:

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent, Dividend Dispersing Agent, Fund Accountant and Subadministrator:

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Item 34.	Management Services

All management-related service contracts are discussed in Part A or B of this Registration Statement.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness for this registration statement under Rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the          day of April, 2012.

Virtus Variable Insurance Trust

By:	/s/ GEORGE R. AYLWARD
George R. Aylward President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the             day of April, 2012.

Signature	Title

/s/ W. PATRICK BRADLEY W. Patrick Bradley	Vice President, Chief Financial Officer and Treasurer

Roger A. Gelfenbien*	Trustee

Eunice S. Groark*	Trustee

John R. Mallin*	Trustee

Hassell H. McClellan*	Trustee

Thomas J. Brown*	Trustee

Philip R. McLoughlin*	Trustee and Chairman

/s/ GEORGE R. AYLWARD George R. Aylward	President

By:	/S/ GEORGE R. AYLWARD
* George R. Aylward, pursuant to Powers of Attorney.

S-1

Exhibit Index

Exhibit List

d.1.a	First Amendment to Investment Advisory Agreement between Registrant and VIA effective as of February 14, 2011, on behalf of Virtus Premium AlphaSector Series.

d.2.a	Subadvisory Agreement between Newfleet Asset Management, LLC (Formerly, SCM Advisors, LLC) and VIA dated June 17, 2011, on behalf of the Virtus Multi-Sector Fixed Income Series and Virtus Strategic Allocation Series, filed via EDGAR herewith.

d.4	Subadvisory Agreement between Euclid Advisors LLC and VIA dated September 30, 2011, on behalf of the Virtus Growth & Income Series, Virtus Premium AlphaSector Series, and Virtus Strategic Allocation Series.

d.6.a	First Amendment to Subadvisory Agreement between Kayne Anderson Rudnick Investment Management, LLC and VIA dated September 30, 2011, on behalf of the Virtus Capital Growth Series.

d.7	Subadvisory Agreement between F-Squared Institutional Advisors, LLC and VIA effective as of February 14, 2011, on behalf of the Virtus Premium AlphaSector Series.

e.1.a	Amendment to Underwriting Agreement between Registrant and VP Distributors effective as of February 14, 2011.

e.3	Marketing and Administrative Services Agreement between VP Distributors and Jefferson National Life Insurance Company dated November 2011, filed via EDGAR herewith.

g.1.a	First Amendment to Master Custody Agreement between Registrant and The Bank of New York Mellon effective as of November 5, 2010.

g.1.b	Second Amendment to Master Custody Agreement between Registrant and The Bank of New York Mellon effective as of February 14, 2011.

g.2.a	First Amendment to Foreign Custody Manager Agreement by and between Registrant and The Bank of New York Mellon effective as of February 14, 2011.

h.1.a	First Amendment to Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) effective as of February 14, 2011.

h.3	Amended and Restated Expense Limitation Agreement between Registrant and Virtus Investment Advisers, Inc., effective as of February 14, 2011.

h.4	Participation Agreement among Registrant, VP Distributors and Jefferson National Life Insurance Company dated as of November 2011.

h.5.a	First Amendment to Administration Agreement between Registrant and VP Distributors effective as of February 14, 2011.

j.1	Consent of PricewaterhouseCoopers LLP.

m.1	First Amendment to Rule 12b-1 Plan dated February 14, 2011.

p.1	Amended and Restated Code of Ethics of Registrant pursuant to Rule 17j-1 of the 1940 Act dated February 2012.

p.2	Amended and Restated Combined Code of Ethics of VIA, DPIM, Euclid, Newfleet and Kayne, et al. dated February 15, 2012.

p.4	Code of Ethics of F-Squared Institutional Advisors, LLC dated December 31, 2011.